PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497(h)
(To Prospectus dated May 29, 2008)	Registration No. 333-138996

2,545,000 Shares

Common Stock

Pursuant to this Prospectus Supplement and the accompanying Prospectus, we are offering 2,545,000 shares of our Common Stock, par value $0.01 (“Common Stock”). We are offering the Common Stock on a best efforts basis primarily to institutional investors. We have retained ThinkPanmure, LLC to act as our exclusive placement agent in connection with this offering. See “Plan of Distribution” beginning on page S-5 of this Prospectus Supplement for more information regarding this arrangement.

Our Common Stock is listed on the Nasdaq Global Market under the symbol "TINY." On June 16, 2008, the last reported sale price of our Common Stock on the Nasdaq Global Market was $7.58 per share.

This Prospectus Supplement does not constitute an offer to sell or a solicitation of an offer to buy the shares offered hereby in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

Investing in our Common Stock involves risks. See "Risk Factors" on page S-2 of this Prospectus Supplement and "Risk Factors" on page 24 of the accompanying Prospectus.

	Per Share	Total

Public offering price	$6.150	$15,651,750
Placement agent’s fees	$0.369	$939,105
Proceeds, before expenses, to the Company	$5.781	$14,712,645

We estimate the total expenses of this offering that will be payable by us, excluding the placement agent's fee, will be approximately $325,000. Because there is no minimum offering amount required as a condition to closing in this offering, the actual public offering amount, placement agent's fee and net proceeds to us, if any, in this offering are not presently determinable and may be substantially less than the maximum offering amounts set forth above. The placement agent is not required to sell a minimum number or dollar amount of shares but will use its best efforts to sell the shares offered. We expect that delivery of the Common Stock being offered pursuant to this Prospectus Supplement will be made to purchasers on or about June 20, 2008. Certain purchaser funds will be deposited into an escrow account and held until jointly released by us and the placement agent on the date the shares are to be delivered to the purchasers. All funds received will be held in a non-interest bearing account.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is June 16, 2008.

ThinkPanmure, LLC

This Prospectus Supplement dated June 16, 2008, and the accompanying Prospectus dated May 29, 2008, are part of a registration statement on Form N-2 (File No. 333-138996) we filed with the Securities and Exchange Commission using a "shelf" registration process. Under this "shelf" registration process, we may from time to time sell the shares described in the accompanying prospectus in one or more offerings up to a total of 2,700,000 shares.

These documents contain important information you should consider when making your investment decision. The accompanying Prospectus provides you with a general description of the securities we may offer. This Prospectus Supplement contains information about the shares issued in this offering. This Prospectus Supplement may add, update or change information in the accompanying Prospectus. You should rely only on the information provided in this Prospectus Supplement, the accompanying Prospectus or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus. We have not authorized anyone to provide you with any other information. The information contained in the Prospectus and the Prospectus Supplement is accurate only as of the date of the Prospectus and the Prospectus Supplement, regardless of the time of delivery of this Prospectus Supplement or of any sale of the shares.

TABLE OF CONTENTS

Prospectus Supplement

THE OFFERING

Common Stock offered by us pursuant to this supplement	Up to 2,545,000
Shares outstanding after the offering	Up to 25,859,573[1]
Use of proceeds	We estimate that our net proceeds from this offering after expenses will be approximately $14,387,645. We intend to use these net proceeds as set forth in "Use of Proceeds" below.
Nasdaq Global Market Symbol	TINY

(1) The number of shares of our Common Stock to be outstanding excludes:

•	options to purchase approximately 2,267,135 shares of Common Stock at an exercise price of $10.11 outstanding as of June 16, 2008;
•	options to purchase approximately 1,700,609 shares of Common Stock at an exercise price of $11.11 outstanding as of June 16, 2008;
•	options to purchase approximately 348,032 shares of Common stock at an exercise price of $6.18 outstanding as of June 16, 2008; and
•	approximately 347,139 additional shares of Common Stock reserved for issuance under our equity incentive plans as of June 16, 2008.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering of 2,545,000 shares of Common Stock pursuant to this Prospectus Supplement and the accompanying Prospectus, assuming that we incur the estimated offering expenses. The price per share used in this calculation was the offering price of $6.15.

Shareholder Transaction Expenses
Sales Load(1) (as a percentage of offering price)	6.00%
Offering Expenses (as a percentage of offering price)	2.08%
Annual Expenses (as a percentage of net assets attributable to Common Stock)
Management Fees(2)	N/A
Other Expenses(3)
Salaries and Benefits(4)	5.84%
Administration and Operations(5)	1.56%
Professional Fees	0.57%
Total Annual Expenses(6)	7.97%

_______________________________

Example

The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon payment by us of expenses at levels set forth in the above table, including the non-cash, stock-based compensation expenses.

On the basis of the foregoing, including the non-cash, stock-based compensation expense, you would pay the following expenses on a $10,000 investment, assuming a five percent annual return:*

1 Year	3 Years	5 Years	10 Years
$1,529	$2,907	$4,205	$7,128

*
This example includes non-cash, stock-based compensation. Excluding the non-cash, stock-based compensation, you would pay expenses of $1,234 in one year, $2,091 in three years, $2,954 in five years and $5,140 in 10 years, on a $10,000 investment, assuming a five percent return.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly. The assumed five percent annual return is not a prediction of, and does not represent, the projected or actual performance of our Common Stock. The above example should not be considered a representation of future expenses, and actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

(1)	This represents the placement fee of six percent (6%) of the gross proceeds of this offering.

(2)	The Company has no external management fees, as it is internally managed.

(3)	"Other Expenses" are based on estimated amounts for the current fiscal year.

(4)
"Salaries and Benefits" includes non-cash stock-based compensation expense of $5,040,687. The Company accounts for stock-based compensation expense pursuant to SFAS No. 123(R) "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. There is no effect on net asset value from stock-based compensation expense at the time of grant. If options are exercised, net asset value per share will be decreased if the net asset value per share at the time of exercise is higher than the exercise price, and net asset value per share will be increased if the net asset value per share at the time of exercise is lower than the exercise price. Excluding the non-cash, stock-based compensation expense, "Salaries and Benefits" total $3,766,756 or 2.50 percent of net assets attributable to Common Stock.

(5)	"Administration and Operations" includes expenses incurred for administration, operations, rent, directors’ fees and expenses, depreciation and custodian fees.

(6)
"Total Annual Expenses" includes non-cash compensation expense of $5,040,687. See Footnote (4) above. Cash-based total annual expenses as a percentage of net assets attributable to Common Stock are 4.63 percent.

RISK FACTORS

We may have a contingent liability arising out of a possible violation of Section 5 of the Securities Act of 1933 (the "Securities Act") in connection with the distribution of a management presentation to prospective purchasers of our Common Stock.

After effectiveness of the registration statement with respect to the shares of Common Stock being sold in this offering, our placement agent electronically mailed to certain potential purchasers of our Common Stock in this offering a copy of the management presentation used in connection with this offering. This mailing may have constituted a prospectus that did not meet the requirements of the Securities Act, in which case the mailing may have caused us to violate Section 5 of the Securities Act. The mailing should not be considered in isolation and you should make your investment decision only after reading this entire Prospectus Supplement and the accompanying Prospectus carefully, including all of the related risks and uncertainties described therein. You should carefully evaluate all the information in this Prospectus Supplement and the accompanying Prospectus, including the risks described in this section and the accompanying Prospectus. You should rely only on the information contained in this Prospectus Supplement and the accompanying Prospectus in making your investment decision.

If the mailing were held by a court to be in violation of Section 5 of the Securities Act, we believe that purchasers in this offering who received the mailing from the placement agent may have the right, for a period of one year from the date of their purchase of the Common Stock, to bring an action for rescission of their purchase of Common Stock. We cannot assure you, however, that this right would be limited to those purchasers. If successful in such action, such investors could require us to repurchase the shares sold to purchasers in this offering at the original purchase price, plus statutory interest from the date of purchase.

The price you pay in the offering will be more than the net asset value per share after giving effect to the offering.

On June 16, 2008, our net asset value per share was $5.77. If we sell 2,545,000 shares of Common Stock, the net asset value per share after giving effect to the gross proceeds of the offering will be approximately $5.81, which is less than the price you paid in the offering.

For additional risk factors, please see "Risk Factors" on page 24 in the accompanying prospectus.

FORWARD-LOOKING INFORMATION

This Prospectus Supplement may contain "forward-looking statements" based on our current expectations, assumptions and estimates about us and our industry. These forward-looking statements involve risks and uncertainties. Words such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may," "might," "could," "continue" and other similar expressions identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of several factors more fully described in "Risk Factors" and elsewhere in this Prospectus Supplement. The forward-looking statements made in this Prospectus Supplement relate only to events as of the date on which the statements are made. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 may not as a technical matter apply to statements made in connection with this offering.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be approximately $14,387,645.

We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offering. The net proceeds of this offering invested after two years will only be used for follow-on investments. Reserves for follow-on investments in any particular initial investment may be no more than the greater of twice the investment to-date or five times the initial investment in the case of seed-stage investments, though we may invest more than the amount reserved for this purpose in any particular portfolio holding. Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which we expect will yield less than our operating expense ratio. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses. If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

CAPITALIZATION

We are authorized to issue 45,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion, or cumulative voting rights.

The following table shows the number of shares of (i) capital stock authorized, (ii) the amount held by us or for our own account, and (iii) capital stock outstanding for each class of our authorized securities as of June 16, 2008.

Title of Class	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Common Stock	45,000,000	1,828,740	23,314,573(1)
Preferred Stock	2,000,000	0	0

(1) The number of shares of our Common Stock to be outstanding excludes:

•	options to purchase approximately 2,267,135 shares of Common Stock at an exercise price of $10.11 outstanding as of June 16, 2008;

•	options to purchase approximately 1,700,609 shares of Common Stock at an exercise price of $11.11 outstanding as of June 16, 2008;

•	options to purchase approximately 348,032 shares of Common stock at an exercise price of $6.18 outstanding as of June 16, 2008; and

•	approximately 347,139 additional shares of Common Stock reserved for issuance under our equity incentive plans as of June 16, 2008.

PRICE RANGE OF COMMON STOCK

Our Common Stock is traded on the Nasdaq Global Market under the symbol "TINY."

The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq Global Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Net Asset Value ("NAV") Per Share at	Premium or (Discount) as a % of NAV
Quarter Ended	High	Low	End of Period	High	Low
March 31, 2006	16.10	12.75	5.60	187.5	127.7
June 30, 2006	14.26	9.57	5.54	157.4	72.7
September 30, 2006	12.99	9.38	5.54	134.5	69.3
December 31, 2006	15.16	11.80	5.42	179.7	117.7

March 31, 2007	13.58	11.00	5.27	157.7	108.7
June 30, 2007	14.32	11.01	5.54	158.5	98.7
September 30, 2007	11.79	9.51	5.69	107.2	67.1
December 31, 2007	11.10	8.00	5.93	87.2	34.9

March 31, 2008	8.98	5.76	5.86	53.2	(1.7)
Second Quarter through June 16, 2008	8.73	7.10	--	--	--

Historically, the shares of our Common Stock have traded at times at a discount and at other times at a premium to net asset value. The last reported price for our Common Stock on June 16, 2008 was $7.58 per share. As of June 13, 2008, we had approximately 136 shareholders of record.

As of June 16, 2008, our net asset value per share was $5.77.

RECENT DEVELOPMENTS

As reported in our quarterly report on Form 10-Q for the quarter ended March 31, 2008, on May 6, 2008, we invested $2 million in a privately held tiny technology company. This company is named Laser Light Engines, Inc., and it is developing an innovative digital light source for movie theatre projectors. We classify Laser Light Engines as part of our Tiny Tech for Cleantech portfolio. As of June 16, 2008, our Tiny Tech for Cleantech portfolio constituted 36.73 percent of our venture capital portfolio.

On May 14, 2008, we made a $200,000 follow-on investment in a privately held tiny technology portfolio company.

On May 27, 2008, we made a $200,000 follow-on investment in a privately held tiny technology portfolio company.

The Board of Directors recently appointed a new Ad Hoc Pricing Committee. The Pricing Committee is responsible for determining the price at which shares of our Common Stock shall be sold in any offering, determining the exact number of shares to be sold, determining any other terms with respect to the sale of our Common Stock, and for taking all such further actions as it may deem necessary or appropriate in connection with the transactions contemplated by this Prospectus Supplement and the accompanying Prospectus. The members of the Pricing Committee are W. Dillaway Ayres, Jr., Dr. C. Wayne Bardin, G. Morgan Browne, Lori D. Pressman, and James E. Roberts.

On May 30, 2008, we received regulated investment company (“RIC”) certification under Section 851(e) of Subchapter M of the Internal Revenue Code (the "Code") for the 2007 tax year. For 2007, we qualified as a RIC even without such certification. For additional information about our qualification under Section 851(e) of the Code, please see "Taxation" on page 79 in the accompanying prospectus.

On June 4, 2008, we made a $25,000 follow-on investment in a privately held tiny technology portfolio company.

Our portfolio companies generated approximately $194 million in revenue in 2007. Six portfolio companies generated more than $10 million and one portfolio company generated nearly $100 million.

Two of our nanobiotech portfolio companies currently have products in clinical trials.

Two of our portfolio companies have been considering with their advisors the possibility of filing for initial public offerings (IPOs) in 2008. Recently, another portfolio company announced the possibility of filing for an IPO in 2009. There can be no assurance that any of them will file for an IPO in 2008 or 2009, and a variety of factors, including stock market and general business conditions, could lead any or all of them to terminate such considerations.

PLAN OF DISTRUBUTION

ThinkPanmure, LLC (the “placement agent”), located at 600 Montgomery Street, San Francisco, CA 94111, has entered into a placement agency agreement with us in which they have agreed to act as placement agent in connection with this offering. Under the terms of the placement agency agreement, the placement agent has agreed to be our exclusive placement agent in connection with the issuance and sale by us of up to 2,545,000 shares of our Common Stock for $6.15 per share in a proposed takedown from our registration statement. The placement agent is not purchasing or selling any shares by this Prospectus Supplement or accompanying Prospectus, nor is it required to arrange for the purchase or sale of any specific number or dollar amount of shares, but has agreed to use best efforts to arrange for the sale of all 2,545,000 shares.

The terms of any such offering will be subject to market conditions and negotiations between us, the placement agent, and prospective purchasers. The shares will be offered to prospective purchasers for $6.15 per share. The placement agency agreement provides that the obligations of the placement agent are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us and our counsel.

The placement agent proposes to arrange for the sale to one or more purchasers of the Common Stock offered pursuant to this Prospectus Supplement and the accompanying Prospectus through direct subscription agreements between the purchasers and us. Confirmations and definitive prospectuses will be distributed to all investors who agree to purchase the Common Stock, informing investors of the closing date as to such shares. We currently anticipate that closing of the sale of 2,545,000 shares of Common Stock will take place on or about June 20, 2008.

 On the scheduled closing date, the following will occur:

•	we will receive funds in the amount of the aggregate purchase price; and

•	ThinkPanmure, LLC will receive the placement agent’s fee in accordance with the terms of the placement agency agreement.

We will deliver the Common Stock being issued to the purchasers electronically upon receipt of purchaser funds for the purchase of the shares of our Common Stock offered pursuant to this Prospectus Supplement. We will not issue certificated shares of Common Stock to purchasers in this offering.

We and our executive officers and directors have agreed that for a period of 90 days after the date of this Prospectus Supplement, we and they will not, without the prior written consent of the placement agent, offer to sell, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

Exceptions to that agreement allow us to:

•	file or cause to become effective a registration statement on Form S-8 relating to employee benefit plans;

•	issue employee stock options or restricted stock awards pursuant to existing equity incentive plans;

•
issue Common Stock upon the exercise of outstanding options or warrants (either upon current terms thereof or upon subsequently amended terms but excluding a general repricing) or upon the conversion or exchange of outstanding convertible or exchangeable securities;

•
issue any shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances; provided that each recipient of shares agrees that all such shares remain subject to lock-up restrictions substantially similar to those described above; and

•	purchase or sell our securities pursuant to an existing plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B).

Exceptions to that agreement allow our executive officers and directors to:

•
transfer shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the lock-up restrictions described above, (ii) to any trust for the direct or indirect benefit of the executive officer or director or the immediate family of the executive officer or director, provided that the trustee of the trust agrees to be bound in writing by the lock-up restrictions described above, and provided further that any such transfer may not involve a disposition for value or (iii) effected pursuant to any exchange of "underwater" options with us;

•	acquire or exercise any stock option issued pursuant to our existing equity incentive plans;

•	surrender shares of Common Stock to us to pay required tax withholdings due upon the vesting of any restricted stock awards; and

•	purchase or sell our securities pursuant to an existing plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B).

In addition, during the lock-up period, we and our executive officers may establish or amend an existing 10b5-1 trading plan, provided that, in each case, no sales or other dispositions of shares of Common Stock under such 10b5-1 trading plans that were not in effect prior to the date hereof by any person that has signed or is otherwise bound by a lock-up agreement will be permitted during the lock-up period.

Notwithstanding the foregoing, if (1) during the last 17 days of the lock-up period, we release earnings results or publicly announce other material news or a material event relating to us occurs or (2) prior to the expiration of the lock-up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the lock-up period, then in each case the lock-up period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the placement agent waives, in writing, such extension. Without the prior written consent of the placement agent, we have agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the lock-up period.

The placement agent has informed us that it will not engage in over-allotment, stabilizing transactions or syndicate covering transactions in connection with this offering.

In order to facilitate the closing, purchaser funds will be deposited into a non-interest bearing escrow account and held by JP Morgan Chase Bank N.A., as escrow agent, until jointly released by us and the placement agent on the date the shares are delivered to the purchasers via a written instruction to the escrow agent. The escrow agent will not accept any purchaser funds until the date of this Prospectus Supplement. The escrow agent or its affiliates currently provide custody and brokerage services to the Company and may provide investment banking, additional commercial banking and/or other services to us from time to time, for which it may in the future receive customary fees and expenses.

We have agreed to indemnify the placement agent against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the placement agent may be required to make in respect of those liabilities; provided that such indemnification shall not extend to any liability or action resulting from the gross negligence or willful misconduct of the placement agent.

The placement agent has agreed to indemnify us for losses that we may incur as a result of the electronic mailing of the management presentation used in connection with this offering to potential purchasers in this offering.  For more information regarding this mailing, see "Risk Factors -- We may have a contingent liability arising out of a possible violation of Section 5 of the Securities Act of 1933 (the "Securities Act") in connection with the distribution of a management presentation to prospective purchasers of our Common Stock."

The placement agent also acts as broker for employees' transactions pursuant to our Equity Incentive Plan.

Commissions and Discounts

We have agreed to pay the placement agent a fee equal to 6.0 percent (6%) of the gross proceeds of this offering. Under no circumstances will the fee, commission or discount received by the placement agent or any other FINRA member or independent broker-dealer exceed eight percent (8%) of the gross proceeds to us in this offering or any other offering in the United States pursuant to the Prospectus Supplement and accompanying Prospectus. The following table shows the per share and total fees we will pay to the placement agent in connection with the sale of the shares being offered pursuant to this Prospectus Supplement and the accompanying Prospectus, assuming the purchase of all the shares offered hereby.

Per share placement agent’s fee	$0.369
Total placement agent’s fee	$939,105

In addition, we have agreed to reimburse the placement agent for its reasonable out of pocket expenses, including the fees, disbursements and other charges of counsel to the placement agent, in an amount not to exceed $75,000.

We estimate that the total expenses of this offering that will be payable by us, excluding the placement agent’s fee, will be approximately $325,000. After deducting certain fees due to the placement agent and our estimated offering expenses, we expect the net proceeds from this offering to be up to approximately $14,387,645.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock. Certain legal matters in connection with this offering will be passed upon for the placement agent by Goodwin Procter LLP, New York, New York.

2,700,000 Shares

Common Stock

Harris & Harris Group, Inc.®, is a venture capital company specializing in tiny technology that operates as a business development company under the Investment Company Act of 1940. We may offer, from time to time, shares of our common stock, $0.01 par value per share ("Common Stock"), in one or more delayed offerings. The Common Stock may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). The offering price per share of our Common Stock will not be less than the net asset value per share of our Common Stock at the time we make the offering exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Common Stock.

Our Common Stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Common Stock, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Common Stock through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Common Stock. Our Common Stock is listed on the Nasdaq Global Market under the symbol "TINY." On May 28, 2008, the last reported sale price of our Common Stock was $7.98.

An Investment in the Securities Offered in this Prospectus Involves a High Degree of Risk. You Should Consider Investing in Us Only if You Are Capable of Sustaining the Loss of Your Entire Investment. See "Risk Factors" beginning on page 24.

This Prospectus sets forth concisely the information about us that a prospective investor should know before investing. You should read this Prospectus, before deciding whether to invest in our Common Stock, and retain it for future reference. You may obtain our annual reports, request other information about us and make shareholder inquiries by calling toll free 1-877-TINY TECH. Additional information about us has been filed with the Securities and Exchange Commission ("SEC") and is available upon written or oral request and without charge. We also make available our annual reports, free of charge, on our website at www.TinyTechVC.com. Information on our website is not part of this Prospectus and should not be considered as such when making your investment decision. Material incorporated by reference and other information about us can be obtained from the SEC's website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of the Prospectus is May 29, 2008.

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You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus, unless otherwise indicated, "Harris & Harris," "Company," "us," "our" and "we" refer to Harris & Harris Group, Inc.® "Harris & Harris Group, Inc." is a registered service mark. This Prospectus also includes trademarks owned by other persons.

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TABLE OF CONTENTS
Page

PROSPECTUS SUMMARY	1
TABLE OF FEES AND EXPENSES	7
SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA	8
SELECTED QUARTERLY DATA (UNAUDITED)	9
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	10
AVAILABLE INFORMATION	23
RISK FACTORS	24
FORWARD-LOOKING INFORMATION	33
USE OF PROCEEDS	33
PRICE RANGE OF COMMON STOCK	34
BUSINESS	35
GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES	42
DETERMINATION OF NET ASSET VALUE	48
INVESTMENT POLICIES	51
MANAGEMENT OF THE COMPANY	55
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS	55
EXECUTIVE COMPENSATION	62
OTHER INFORMATION	79
BROKERAGE	79
DIVIDENDS AND DISTRIBUTIONS	79
TAXATION	79
CERTAIN GOVERNMENT REGULATIONS	82
CAPITALIZATION	84
PLAN OF DISTRIBUTION	84
LEGAL MATTERS	85
EXPERTS	85
FURTHER INFORMATION	85
PRIVACY POLICY	86
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

[This Page Intentionally Left Blank]

PROSPECTUS SUMMARY

This summary highlights information that is described more fully elsewhere in this Prospectus and in the documents to which we have referred. It may not contain all of the information that is important to you. To understand the offering fully, you should read the entire document carefully, including the risk factors beginning on page 24.

Our Business

Harris & Harris Group, Inc., is a venture capital company, specializing in tiny technology, that operates as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act. For tax purposes, we operate as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code. We are an internally managed investment company; that is, our officers and employees, rather than an investment adviser, manage our operations under the general supervision of our Board of Directors. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early-stage companies. Our approach includes patient examination of available early stage opportunities, thorough due diligence and close involvement with management.

We make initial venture capital investments exclusively in "tiny technology," which we define as nanotechnology, microsystems and microelectromechanical systems (which we refer to as MEMS). Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Microsystems and microelectromechanical systems are measured in micrometers, which are units of measurement in millionths of a meter. We consider a company to be a tiny technology company if a product or products, or intellectual property covering a product or products, that we consider to be at the microscale or smaller is material to its business plan. At March 31, 2008, 60.9 percent of our net assets and 99.9 percent of our venture capital portfolio were invested in tiny technology investments. The remaining 0.1 percent of our venture capital portfolio represents one non-tiny technology investment made prior to 2001. We may make follow-on investments in any of our portfolio companies. By making these investments, we seek to provide our shareholders with a specific focus on tiny technology through a portfolio of venture capital investments that addresses a variety of markets and products. We believe that we are the only publicly traded business development company making initial venture capital investments exclusively in tiny technology.

Except for our holdings of U.S. treasury securities for liquidity, all of our current investments are in privately held, venture-capital-backed companies. All of our active portfolio companies are involved in tiny technology. We define active portfolio companies as those companies that are currently operating and are not in the process of unwinding their businesses. Tiny technology is multidisciplinary and widely applicable, and it incorporates technology that was not previously in widespread use. Products enabled by tiny technology are found in many industries, including pharmaceuticals, medical devices, electronics and cleantech, which includes alternative-energy and energy-saving products. A subset of our tiny-technology companies are focused on the commercialization of cleantech products, which we refer to as our “Tiny Tech for Cleantech” portfolio. The use of nanotechnology-enabled advanced materials for clean energy in particular is an area of increasing global interest, and these types of materials are the cornerstones of new generations of photovoltaics, batteries, solid-state lighting, fuel cells, bio-fuels and other energy-related applications that are the focus of a number of recently funded early-stage companies. Although we have not specifically targeted investments in cleantech companies, as of March 31, 2008, eight of our 31 active portfolio companies were in our "Tiny Tech for Cleantech" portfolio. These companies represented 35.5 percent of the value of the active companies in our portfolio as of March 31, 2008.

As a venture capital company, we make it possible for our investors to participate at an early stage in this emerging field, while our portfolio companies are still private. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate in the future, as we believe it will likely become increasingly difficult to create new foundational intellectual property in nanotechnology. Because we typically invest as part of a syndicate of venture capital firms, the syndicate's time horizon often determines ours, though we may provide seed capital before forming a syndicate with other investors, or maintain our investment in an investee company after it goes public, even after our co-investors sell or distribute their shares. To the investor, we offer:

•	a portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•
a team of professionals, including six full-time members of management, five of whom are designated as Managing Directors: Charles E. Harris, Douglas W. Jamison, Alexei A. Andreev, Michael A. Janse and Daniel B. Wolfe, and a Vice President, Misti Ushio, to evaluate and monitor investments. One of our directors is also a consultant to us, Lori D. Pressman. These seven professionals collectively have expertise in venture capital investing, intellectual property and tiny technology;

•	the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and

•	through the ownership of our publicly traded shares, a measure of liquidity not typically available in underlying venture capital portfolio investments.

The number of tiny technology investment opportunities available to us has increased over the past five years, through both new opportunities and opportunities for follow-on investments in our existing portfolio companies. We believe that our expertise and record of prior investments in tiny technology are likely to lead us to additional tiny technology investment opportunities in the future. We intend to use the net proceeds of this offering to:

•	increase our capital in order to take advantage of these investment opportunities;

•
lower our expenses as a percentage of assets and otherwise achieve certain economies and advantages of scale in our operations, as our costs are primarily fixed. As our assets increase by the net proceeds of this offering, our fixed costs will represent a smaller percentage of our assets; and

•	pay operating expenses, including due diligence expenses on potential investments.

We identify investment opportunities primarily through four channels:

•	our involvement in the field of tiny technology;

•	research universities that seek to transfer their scientific discoveries to the private sector;

•	other venture capital companies seeking co-investors or referring deals to us; and

•	direct calls and business plan submissions by companies, business incubators and individuals seeking venture capital.

Since registering as an investment company in 1992, we have invested in a variety of industries. In 1994, we invested in our first tiny technology company, Nanophase Technologies Corporation. In 1995, we elected to be regulated as a business development company. Recognizing the potential of tiny technology, we continued to monitor developments in the field, and since 2001, we have made tiny technology our exclusive focus for initial investments. From August 2001 through March 31, 2008, all 39 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology. At March 31, 2008, our portfolio included investments in a total of 34 companies, 31 of which we consider to be active tiny technology companies.

As is usual in the venture capital industry, our venture capital investments are generally in convertible preferred stock, which is usually the most senior security in a portfolio company’s equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of common stock (usually including the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature. Our portfolio investments in some instances include a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash. In-kind distributions are primarily made in additional shares of convertible preferred stock. We expect to continue to invest in convertible securities.

Tiny Technology

In our view, tiny technology is neither an industry nor a single technology, but a variety of enabling technologies with critical dimensions below 100 micrometers. Tiny technology manifests itself in tools, materials, systems and devices that address broad markets, including instrumentation, alternative energy, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, materials science, computer science and the engineering sciences.

Examples of tiny technology-enabled products currently on the market are quite diverse. They include sensors, accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces, fast acting painkillers and certain pharmaceutical therapeutics.

We currently have 15 companies in our tiny technology portfolio that generate commercial revenue from the sale of products or services. These companies offer a range of products including components for optical networking, high-brightness LEDs, carbon nanotube-based sensors, optical switches, silicon carbide brake rotors, solid-state cooling, metabolomic profiling services and decorative tiles.

Within tiny technology, microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device, or device enabled by components, in a size range from 100 microns down to 0.1 micron may be considered "micro." Nanotechnology refers to materials, devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance.

Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology’s broad applicability presents significant and diverse market opportunities.

Risk Factors

Set forth below is a summary of certain risks that you should carefully consider before investing in our Common Stock. See "Risk Factors" beginning on page 24 for a more detailed discussion of the risks of investing in our Common Stock.

Risks related to the companies in our portfolio.

•	A continuing lack of initial public offering opportunities may cause companies to stay in our portfolio longer, leading to lower returns, write-downs and write-offs.

•	Investing in small, private companies involves a high degree of risk and is highly speculative.

•	We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

•	Our portfolio companies may not successfully develop, manufacture or market their products.

•	Our portfolio companies working with tiny technology may be particularly susceptible to intellectual property litigation.

•
Unfavorable general economic conditions, as well as unfavorable conditions specific to the venture capital industry or a segment of portfolio companies, could result in the inability of our portfolio companies to access additional capital, leading to financial losses in our portfolio.

•	Unstable credit markets could adversely affect our portfolio companies.

•
The value of our portfolio could be adversely affected if the technologies utilized by our portfolio companies are found or even rumored or feared, to cause health or environmental risks, or if legislation is passed that limits the commercialization of any of these technologies.

•	Our portfolio companies may generate revenues from the sale of non-tiny technology-enabled products.

Risks related to the illiquidity of our investments.

•	We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

•	Unfavorable economic conditions and regulatory changes could impair our ability to engage in liquidity events.

•	Even if some of our portfolio companies complete initial public offerings, the returns on our investments in those companies would be uncertain.

Risks related to our Company.

•
Because there is generally no established market in which to value our investments, our Valuation Committee’s value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

•	Changes in valuations of our privately held, early stage companies tend to be more volatile than changes in prices of publicly traded securities.

•	We expect to continue to experience material write-downs of securities of portfolio companies.

•
Because we do not choose investments based on a strategy of diversification, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

•	We are dependent upon key management personnel for future success and may not be able to retain them.

•	We will need to hire additional employees as the size of our portfolio increases.

•	The market for venture capital investments, including tiny technology investments, is highly competitive.

•
In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

•	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

•
Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to common shareholders more volatile. The use of debt would leverage our available common equity capital, magnifying the impact of changes in the value of our investment portfolio on our net asset value. In addition, the cost of debt or preferred stock financing could exceed the return on the assets the proceeds are used to acquire, in which case the use of leverage would have an adverse impact on the holders of our Common Stock.

•	We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of Common Stock shareholders.

•	Loss of status as a RIC would reduce our net asset value and distributable income.

•	We operate in a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

•	Market prices of our Common Stock will continue to be volatile.

•	Quarterly results fluctuate and are not indicative of future quarterly performance.

•	To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

•	Investment in foreign securities could result in additional risks.

Risks related to this offering.

•	Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

•	We will have discretion over the use of proceeds of this offering.

•	Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term.

•
The Board of Directors intends to grant stock options to our employees pursuant to the Company’s Equity Incentive Plan. When exercised, these options may have a dilutive effect on existing shareholders.

•	You have no right to require us to repurchase your shares.

Other Information

Our website is www.TinyTechVC.com and is not incorporated by reference into this Prospectus. We make available free of charge through our website the following materials (which are not incorporated by reference unless specifically stated in this Prospectus) as soon as reasonably practicable after filing or furnishing them to the SEC:

•	our annual report on Form 10-K;

•	our quarterly reports on Form 10-Q;

•	our current reports on Form 8-K; and

•	amendments to those reports.

The Offering

Common Stock offered
We may offer, from time to time, up to a total of 2,700,000 shares of our Common Stock available under this Prospectus on terms to be determined at the time of the offering. Our Common Stock may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. The offering price per share of our Common Stock net of underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.

Use of proceeds
Although we will make initial investments exclusively in tiny technology, we can make follow-on investments in non-tiny technology companies currently in our portfolio. Further, while considering venture capital investments, we may invest the proceeds in U.S. government and agency securities, which may yield less than our operating expense ratio. We expect to invest or reserve for potential follow-on investment the net proceeds of any sale of shares under this Prospectus within two years from the completion of such sale. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses. For this purpose, we do not expect to reserve for follow-on investments in any particular portfolio holding more than the greater of twice the investment to date in that portfolio holding or five times the initial investment in the case of seed-stage investments, though we may invest more than the amount reserved for this purpose in any particular portfolio holding.

Dividends and Distributions
To the extent that we retain any net capital gain, we may make deemed capital gain dividends. If we do make a deemed capital gain dividend, you will not receive a cash distribution, but instead you will receive a tax credit and increase in basis equal to your proportionate share of the tax paid by us on your behalf. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future. See "Taxation."

Nasdaq Global Market symbol	TINY

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Stock. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering for the 2,700,000 shares registered pursuant to this Prospectus, assuming that we incur the estimated offering expenses. The price per share used in this calculation was the closing price of our Common Stock on May 28, 2008 of $7.98.

Shareholder Transaction Expenses
Sales Load(1) (as a percentage of offering price)	N/A
Offering Expenses (as a percentage of offering price)	1.16%
Annual Expenses (as a percentage of net assets attributable to Common Stock)
Management Fees(2)	N/A
Other Expenses(3)
Salaries and Benefits(4)	5.58%
Administration and Operations(5)	1.49%
Professional Fees	.54%
Total Annual Expenses(6)	7.61%

_______________________________

Example

The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon payment by us of expenses at levels set forth in the above table, including the non-cash, stock-based compensation expenses.

On the basis of the foregoing, including the non-cash, stock-based compensation expense, you would pay the following expenses on a $10,000 investment, assuming a five percent annual return:*

1 Year	3 Years	5 Years	10 Years
$859	$2,288	$3,643	$6,731

*
This example includes non-cash, stock-based compensation. Excluding the non-cash, stock-based compensation, you would pay expenses of $554 in 1 year, $1,439 in 3 years, $2,333 in 5 years and $4,616 in 10 years, on a $10,000 investment, assuming a five percent return.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly. The assumed five percent annual return is not a prediction of, and does not represent, the projected or actual performance of our Common Stock. The above example should not be considered a representation of future expenses, and actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

(1)	In the event that the shares of Common Stock to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the sales load.

(2)	The Company has no external management fees because it is internally managed.

(3)	"Other Expenses" are based on projected amounts for the fiscal year ended December 31, 2008.

(4)
"Salaries and Benefits" includes non-cash stock-based compensation expense of $5,040,687. The Company accounts for stock-based compensation expense pursuant to SFAS No. 123(R) "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. There is no effect on net asset value from stock-based compensation expense at the time of grant. If options are exercised, net asset value per share will be decreased if the net asset value per share at the time of exercise is higher than the exercise price and net asset value per share will be increased if the net asset value per share at the time of exercise is lower than the exercise price. Excluding the non-cash, stock-based compensation expense, "Salaries and benefits" totals $3,766,636 or 2.39 percent of net assets attributable to Common Stock.

(5)	"Administration and Operations" includes expenses incurred for administration, operations, rent, directors’ fees and expenses, depreciation and custodian fees.

(6)
"Total Annual Expenses" includes non-cash compensation expense of $5,040,687. See Footnote (4) above. Cash-based total annual expenses as a percentage of net assets attributable to Common Stock is 4.42 percent.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

The information below should be read in conjunction with the Consolidated Financial Statements and Supplementary Data and the notes thereto. Financial information as of and for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, has been derived from our financial statements that were audited by PricewaterhouseCoopers LLP. These historical results are not necessarily indicative of the results to be expected in the future.

BALANCE SHEET DATA

Financial Position as of December 31:

	2007	2006	2005	2004	2003

Total assets	$142,893,332	$118,328,590	$132,938,120	$79,361,451	$44,115,128

Total liabilities	$4,529,988	$4,398,287	$14,950,378	$4,616,652	$3,432,390

Net assets	$138,363,344	$113,930,303	$117,987,742	$74,744,799	$40,682,738

Net asset value per outstanding share	$5.93	$5.42	$5.68	$4.33	$2.95

Cash dividends paid	$0.00	$0.00	$0.00	$0.00	$0.00

Cash dividends paid per outstanding share	$0.00	$0.00	$0.00	$0.00	$0.00

Shares outstanding, end of year	23,314,573	21,015,017	20,756,345	17,248,845	13,798,845

Operating Data for Year Ended December 31:

	2007	2006	2005	2004	2003

Total investment income	$2,705,636	$3,028,761	$1,540,862	$637,562	$167,785

Total expenses[1]	$14,533,179	$10,641,696	$7,006,623	$4,046,341	$2,731,527

Net operating (loss) income	$(11,827,543)	$(7,612,935)	$(5,465,761)	$(3,408,779)	$(2,563,742)

Total tax expense (benefit) [2]	$87,975	$(227,355)	$8,288,778	$650,617	$13,761

Net realized income (loss) from
investments	$30,162	$258,693	$14,208,789	$858,503	$(984,925)

Net decrease (increase) in unrealized
depreciation on investments	$5,080,936	$(4,418,870)	$(2,026,652)	$484,162	$343,397

Net (decrease) increase in net assets
resulting from operations	$(6,716,445)	$(11,773,112)	$6,716,376	$(2,066,114)	$(3,205,270)

(Decrease) Increase in net assets
resulting from operations per
average outstanding share	$(0.30)	$(0.57)	$0.36	$(0.13)	$(0.28)

1Included in total expenses are the following profit-sharing expenses: $0 in 2007, $50,875 in 2006; $1,796,264 in 2005; $311,594 in 2004 and $0 in 2003. Also included in total expenses is non-cash, stock-based compensation expense of $8,050,807 in 2007 and $5,038,956 in 2006. There was no stock-based compensation expense in 2005, 2004, or 2003.

2Included in total tax expense are the following taxes paid by the Company on behalf of shareholders: $0 in each of 2007 and 2006, $8,122,367 in 2005, $0 in each of 2004 and 2003.

SELECTED QUARTERLY DATA (UNAUDITED)

2008
1st Quarter

Total investment income	$576,302
Net operating loss	$(2,480,618)
Net decrease in net
assets resulting from operations	$(3,289,035)
Net decrease in net
assets resulting from operations
per average outstanding share	$(0.14)

	2007

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$652,498	$637,701	$743,414	$672,023
Net operating loss	$(2,667,118)	$(2,891,667)	$(3,117,595)	$(3,151,163)
Net (decrease) increase in net assets resulting from operations	$(6,390,160)	$(4,093,644)	$604,237	$3,163,122
Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.30)	$(0.19)	$0.03	$0.16

SELECTED QUARTERLY DATA (UNAUDITED)
(continued)

	2006

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$804,862	$785,265	$719,619	$719,015
Net operating loss	$(767,743)	$(693,887)	$(2,988,790)	$(3,162,515)
Net decrease in net assets resulting from operations	$(1,653,990)	$(1,282,997)	$(2,588,092)	$(6,248,033)
Net decrease in net assets resulting from operations per average outstanding share	$(0.08)	$(0.06)	$(0.12)	$(0.31)

	2005

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$260,108	$158,717	$315,374	$801,662
Net operating loss	$(745,590)	$(3,302,094)	$(3,273,797)	$1,851,274
Net (decrease) increase in net assets resulting from operations	$(2,233,447)	$7,001,847	$7,336,923	$(5,388,947)
Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.13)	$0.41	$0.40	$(0.26)

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section should be read with the Company's unaudited March 31, 2008 Consolidated Financial Statements and the Company's audited 2007 Consolidated Financial Statements and notes thereto.

In 1994, we made our first tiny technology investment. From August 2001 through March 31, 2008, all 39 of our initial investments have been in tiny technology. From August 2001 through March 31, 2008, we have invested a total (before any subsequent write-ups, write-downs or dispositions) of $93,070,524 in tiny technology.

We currently have 31 active tiny technology companies in our portfolio, including one tiny technology investment made prior to 2001. At March 31, 2008, from first dollar in, the average and median holding periods for these 31 active tiny technology investments were 3.16 years and 2.87 years, respectively.

Two of our portfolio companies have been considering with their advisors the possibility of filing for initial public offerings (IPOs) in 2008. There can be no assurance that either of them will file for an IPO in 2008, and a variety of factors, including stock market and general business conditions, could lead either or both of them to terminate such considerations.

The following is a summary of our initial and follow-on investments in tiny technology from 2001 to the present. We consider a "round led" to be a round where we were the new investor or the leader of a set of new investors in an investee company. Typically, but not always, the lead investor negotiates the price and terms of a deal with the investee company.

	2001	2002	2003	2004	2005	2006	2007	YTD 3/31/08

Total Incremental Investments	$489,999	$6,240,118	$3,812,600	$14,837,846	$16,251,339	$24,408,187	$20,595,161	$6,435,274
No. of New Investments	1	7	5	8	4	6	7	1
No. of Follow-On Investment Rounds	0	1	5	21	13	14	20	7
No. of Rounds Led	0	1	0	2	0	7	3	2
Average Dollar Amount - Initial	$489,999	$784,303	$437,156	$911,625	$1,575,000	$2,383,424	$1,086,441	$244,500
Average Dollar Amount - Follow-On	N/A	$750,000	$325,364	$359,278	$765,488	$721,974	$649,504	$884,396

We value our private venture capital investments each quarter as determined in good faith by our Valuation Committee, a committee of independent directors, within guidelines established by our Board of Directors in accordance with the 1940 Act. (See "Footnote to Consolidated Schedule of Investments" contained in "Consolidated Financial Statements.")

In the years 2001 through March 31, 2008, the Company recorded the following gross write-ups in privately held securities as a percentage of net assets at the beginning of the year ("BOY"), gross write-downs in privately held securities as a percentage of net assets at the beginning of the year, and net write-ups/(write-downs) in privately held securities as a percentage of net assets at the beginning of the year.

	2001	2002	2003	2004	2005	2006	2007	YTD 3/31/08

Net Asset Value, BOY	$31,833,475	$24,334,770	$27,256,046	$40,682,738	$74,744,799	$117,987,742	$113,930,303	$138,363,344
Gross Write-Downs During Year	$(2,532,730)	$(5,400,005)	$(1,256,102)	$(5,711,229)	$(3,450,236)	$(4,211,323)	$(7,810,794)	$(1,364,103)
Gross Write-Ups During Year	$1,528,866	$285	$847,578	$6,288,397	$23,485,176	$279,363	$11,694,618	$651
Gross Write-Downs as a Percentage of Net Asset Value, BOY	-7.96%	-22.19%	-4.61%	-14.04%	-4.62%	-3.57%	-6.86%	-0.99%
Gross Write-Ups as a Percentage of Net Asset Value, BOY	4.80%	0.00%	3.11%	15.46%	31.42%	0.24%	10.26%	0.00%
Net Write-Downs/Write-Ups as a Percentage of Net Asset Value, BOY	-3.15%	-22.19%	-1.49%	1.42%	26.8%	-3.33%	3.40%	-0.99%

We have discretion in the investment of our capital. However, we invest primarily in illiquid equity securities of private companies. Generally, these investments take the form of preferred stock, are subject to restrictions on resale and have no established trading market. Our principal objective is to achieve long-term capital appreciation. Therefore, a significant portion of our investment portfolio provides little or no income in the form of dividends or interest. We earn interest income from fixed-income securities, including U.S. government and agency securities. The amount of interest income we earn varies with the average balance of our fixed-income portfolio and the average yield on this portfolio. Interest income is secondary to capital gains and losses in our results of operations.

We present the financial results of our operations utilizing accounting principles generally accepted in the United States for investment companies. On this basis, the principal measure of our financial performance during any period is the net increase/(decrease) in our net assets resulting from our operating activities, which is the sum of the following three elements:

Net Operating Income / (Loss) - the difference between our income from interest, dividends, and fees and our operating expenses.

Net Realized Income / (Loss) on Investments - the difference between the net proceeds of sales of portfolio securities and their stated cost, plus income from interests in limited liability companies.

Net Increase / (Decrease) in Unrealized Appreciation or Depreciation on Investments - the net unrealized change in the value of our investment portfolio.

Owing to the structure and objectives of our business, we generally expect to experience net operating losses and seek to generate increases in our net assets from operations through the long term appreciation of our venture capital investments. We have relied, and continue to rely, on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. Because such sales are unpredictable, we attempt to maintain adequate working capital to provide for fiscal periods when there are no such sales.

Background and Overview

We incorporated under the laws of the state of New York in August 1981. In 1983, we completed an initial public offering and invested $406,936 in Otisville BioTech, Inc., which also completed an initial public offering later that year. In 1984, Charles E. Harris purchased a controlling interest in us which also made him the control person of Otisville. We then divested our other assets and became a financial services company, with the investment in Otisville as the initial focus of our business activity.

In 1992, we registered as an investment company under the 1940 Act, commencing operations as a closed-end, non-diversified investment company. In 1995, we elected to become a business development company subject to the provisions of Sections 55 through 65 of the 1940 Act.

Throughout our corporate history, we have made early stage venture capital investments in a variety of industries. We define venture capital investments as investments in start-up firms and small businesses with exceptional growth potential. We have invested a substantial portion of our assets in venture capital investments of private, development stage or start-up companies. These private businesses tend to be thinly capitalized, unproven, small companies that lack management depth, have little or no history of operations and are developing unproven technologies. At March 31, 2008, $83,097,863, or 60.9 percent, of our net assets at fair value consisted of private venture capital investments, net of unrealized depreciation of $915,914. At December 31, 2007, $78,110,384, or 56.5 percent, of our net assets at fair value consisted of private venture capital investments, net of unrealized depreciation of $4,567,144.

Since our investment in Otisville in 1983 through March 31, 2008, we have made a total of 81 venture capital investments, including four private placement investments in securities of publicly traded companies. We have exited 47 of these 81 investments, realizing total proceeds of $143,895,288 on our invested capital of $56,349,559. As measured from first dollar in to last dollar out, the average and median holding periods for these 47 investments were 3.77 years and 3.20 years, respectively. As measured by the 165 separate rounds of investment within these 47 investments, the average and median holding periods for the 165 separate rounds of investment were 2.93 years and 2.64 years, respectively.

Results of Operations

Three months ended March 31, 2008, as compared to the three months ended March 31, 2007

In the three months ended March 31, 2008, and March 31, 2007, we had net decreases in net assets resulting from operations of $3,289,035 and 6,390,160, respectively.

Investment Income and Expenses:

We had net operating losses of $2,480,618 and $2,667,118 for the three months ended March 31, 2008, and March 31, 2007, respectively. The variation in these results is primarily owing to the changes in investment income and operating expenses, including non-cash expenses of $1,466,980 in 2008 and $1,690,181 in 2007 associated with the granting of stock options. During the three months ended March 31, 2008, and 2007, total investment income was $576,302 and $652,498, respectively. During the three months ended March 31, 2008, and 2007, total operating expenses were $3,056,920 and $3,319,616, respectively.

During the three months ended March 31, 2008, as compared with the same period in 2007, investment income decreased owing to a decrease in our average holdings of U.S. government and agency securities. During the three months ended March 31, 2008, our average holdings of such securities were $57,481,316, as compared with $59,727,657 during the three months ended March 31, 2007.

Operating expenses, including non-cash, stock-based compensation expense, were $3,056,920 and $3,319,616 for the three months ended March 31, 2008, and March 31, 2007, respectively. The decrease in operating expenses for the three months ended March 31, 2008, as compared to the three months ended March 31, 2007, was primarily owing to decreases in salaries, benefits and stock-based compensation expense and to decreases in administration and operations expense, professional fees and directors' fees and expenses. Salaries, benefits and stock-based compensation expense decreased by $101,471, or four percent, through March 31, 2008, as compared to March 31, 2007, primarily as a result of a decrease in non-cash expense of $223,201 associated with the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Stock Plan"), offset by an increase in salaries and benefits owing to an increase in our head count as compared with that of the same period in 2007. At March 31, 2008, we had 13 full-time employees, as compared with 10 full-time employees and one part-time employee at March 31, 2007. While the non-cash, stock-based compensation expense for the Stock Plan increased our operating expenses by $1,466,980, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value. The non-cash, stock-based compensation expense and corresponding increase to our additional paid-in capital may increase in future quarters. Administration and operations expense decreased by $79,010, or 20.7 percent, through March 31, 2008, as compared to March 31, 2007, primarily as a result of a decrease in our directors' and officers' liability insurance expense and decreases in the cost of the annual report and proxy-related expenses. Professional fees decreased by $43,963, or 24.1 percent, for the three months ended March 31, 2008, as compared with the same period in 2007, primarily as a result of a reduction in the cost of our annual compliance program audit and a reduction in certain accounting fees.

Realized Income and Losses from Investments:

During the three months ended March 31, 2008, we realized net losses on investments of $5,014,870, as compared with realized net losses on investments of $674 during the three months ended March 31, 2007.

During the three months ended March 31, 2008, we realized net losses of $5,014,870, consisting primarily of a realized loss of $1,326,072 on our investment in Chlorogen, Inc., and a realized loss of $3,688,581 on our investment in NanoOpto Corporation. During the first of quarter of 2008, we received a payment of $105,714 from the NanoOpto Corporation bridge note.

During the three months ended March 31, 2007, we realized net losses of $674, consisting primarily of losses in Exponential Business Development Company, partially offset by income from our investment in AlphaSimplex Group, LLC.

Net Unrealized Appreciation and Depreciation of Portfolio Securities:

During the three months ended March 31, 2008, net unrealized depreciation on total investments decreased by $4,252,651, or 108.3 percent, from net unrealized depreciation of $3,926,484 at December 31, 2007, to net unrealized appreciation of $326,167 at March 31, 2008. Net unrealized depreciation on total investments increased by $3,637,463, or 40.4 percent, during the three months ended March 31, 2007, from net unrealized depreciation of $9,007,420 at December 31, 2006, to net unrealized depreciation of $12,644,883 at March 31, 2007.

During the three months ended March 31, 2008, net unrealized depreciation on our venture capital investments decreased by $3,651,203, from $4,567,144 to $915,941, owing primarily to net realized losses of $1,326,072 and $3,688,581 on our investments in Chlorogen, Inc., and NanoOpto Corporation, respectively, and increases in the valuations of our investments in D-Wave Systems, Inc., of $11,704, Exponential Business Development Company of $193 and NeoPhotonics Corporation of $457, offset by decreases in the valuations of our investments in Ancora Pharmaceuticals, Inc., of $52,075, BridgeLux, Inc., of $1,345, Crystal-IS, Inc., of $283, Kereos, Inc., of $38,893, Mersana Therapeutics, Inc., of $5,406, Metabolon, Inc., of $734,465 and Questech Corporation of $462,437. We also had a decrease owing to foreign currency translation of $80,903 on our investment in D-Wave Systems, Inc. Unrealized appreciation on our U.S. government securities portfolio increased from $640,660 at December 31, 2007, to $1,242,108 at March 31, 2008.

During the three months ended March 31, 2007, net unrealized depreciation on our venture capital investments increased by $3,833,052, from $8,450,969 to $12,284,021, owing primarily to decreases in the valuations of our investments in Chlorogen, Inc., of $1,370,699, Evolved Nanomaterial Sciences, Inc., of $1,228,281, Nanomix, Inc., of $459,772, NanoOpto Corporation, of $892,409 and Questech Corporation, of $91,916, and an increase in the valuation of our investment in Polatis, Inc., of $190,680. We also had an increase owing to foreign currency translation of $18,156 on our investment in D-Wave Systems, Inc. Unrealized depreciation on our U.S. government securities portfolio decreased from $556,451 at December 31, 2006, to $360,862 at March 31, 2007.

Results of Operations

Years Ended December 31, 2007, 2006, and 2005

During the years ended December 31, 2007, 2006, and 2005, we had net (decreases) increases in net assets resulting from operations of $(6,716,445), $(11,773,112), and $6,716,376, respectively.

Investment Income and Expenses:

During the years ended December 31, 2007, 2006, and 2005, we had net operating losses of $11,827,543, $7,612,935, and $5,465,761, respectively. The variation in these results is primarily owing to the changes in investment income and operating expenses, including non-cash expense of $8,050,807 in 2007 and $5,038,956 in 2006 associated with the granting of stock options. During the years ended December 31, 2007, 2006, and 2005, total investment income was $2,705,636, $3,028,761, and $1,540,862, respectively. During the years ended December 31, 2007, 2006, and 2005, total operating expenses were $14,533,179, $10,641,696, and $7,006,623, respectively.

During 2007, as compared with 2006, investment income decreased from $3,028,761 to $2,705,636, reflecting a decrease in our average holdings of U.S. government and agency securities throughout the period. During the twelve months ended December 31, 2007, our average holdings of such securities were $62,184,565, as compared with $69,506,136 at December 31, 2006.

Operating expenses, including non-cash, stock-based compensation expenses, were $14,533,179 and $10,641,696 for the twelve months ended December 31, 2007, and December 31, 2006, respectively. The increase in operating expenses for the twelve months ended December 31, 2007, as compared to the twelve months ended December 31, 2006, was primarily owing to increases in salaries, benefits and stock-based compensation expenses and to increases in administration and operations expense, professional fees and directors' fees and expenses. Salaries, benefits and non-cash, stock-based compensation expense increased by $3,502,053, or 44.1 percent, through December 31, 2007, as compared to December 31, 2006, primarily as a result of an increase in non-cash expense of $3,011,851 through December 31, 2007, associated with the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Stock Plan"). While the non-cash, stock-based, compensation expense for the Stock Plan increased our operating expenses by $8,050,807, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value. The non-cash, stock-based, compensation expense and corresponding increase to our additional paid-in capital may increase in future quarters. Salaries and benefits also increased for the twelve months ended December 31, 2007, owing to an increase in our headcount as compared with that of the same period in 2006. At December 31, 2007, we had 13 full-time employees, as compared with 10 full-time employees and one part-time employee at December 31, 2006. Administration and operations expense increased by $182,573, or 14.6 percent, for the twelve months ended December 31, 2007, as compared with the same period in 2006, owing to an increase in Nasdaq Global Market fees related to the increase in our number of outstanding shares and increased office-related and travel expenses related to the increase in headcount. Professional fees increased by $165,083, or 22.4 percent, primarily as a result of an increase in legal fees, an increase in audit fees and corporate consulting costs for the audit of our compliance program. Directors' fees and expenses increased by $94,310, or 27.7 percent, primarily as a result of additional meetings held in the period ended December 31, 2007, as compared with the period ended December 31, 2006, as well as an increase in the monthly retainers paid to committee chairs and to the Lead Independent Director.

During 2006, investment income increased, reflecting an increase in our average holdings of U.S. government and agency securities, as our average holdings increased from $50,620,881 at December 31, 2005, to $69,506,136 at December 31, 2006, and as a result of an increase in interest rates during the year. During 2005, investment income increased, reflecting an increase in our income on U.S. government and agency securities, as our holdings increased from $44,622,722 at December 31, 2004 to $96,250,864 at December 31, 2005, and as a result of an increase in interest rates during the year.

The increase in operating expenses for the year ended December 31, 2006, was primarily owing to increases in salaries, benefits and stock-based compensation expense, and directors' fees and expenses, offset by decreases in administrative and operations expenses, profit-sharing expense and professional fees. Salaries, benefits and stock-based compensation expense increased by $5,474,243, or 222.6 percent, for the year ended December 31, 2006, as compared with December 31, 2005, primarily as a result of non-cash expense of $5,038,956 associated with the Stock Plan adopted during the second quarter of 2006 and secondarily as a result of an increase in the number of full-time employees. The increase in salaries, benefits and stock-based compensation expense reflects expenses associated with ten full-time employees and one part-time employee during the year ended December 31, 2006, as compared with an average of nine full-time employees during the year ended December 31, 2005. Salaries, benefits and stock-based compensation include $5,038,956 of non-cash expense associated with the Stock Plan, versus no such charge in 2005. Directors' fees and expenses increased by $31,876, or 10.3 percent, as a result of additional meetings held in 2006 related to the adoption of the Stock Plan. Administrative and operations expense decreased by $69,274, or 5.3 percent, primarily as a result of a decrease in our directors' and officers' liability insurance expense and decreases in the cost of proxy-related expenses. Profit-sharing expense for the year ended December 31, 2006, was $50,875, as compared with $1,796,264 for December 31, 2005, owing to the termination of the profit-sharing plan effective May 4, 2006. We recorded $50,875 of profit-sharing expense toward the remainder of the 2005 profit-sharing payment in the year ended December 31, 2006, because of updated estimates of our ultimate tax liability for 2005. Professional fees decreased by $92,234, or 11.1 percent, for the year ended December 31, 2006, as compared with December 31, 2005. Professional fees were lower for the year ended December 31, 2006, as compared with December 31, 2005, primarily as a result of the elimination of consulting costs incurred for a temporary Senior Controller in 2005 and the reduction of some of our Sarbanes-Oxley-related compliance costs incurred in 2005.

The increase in operating expenses during 2005 was primarily owing to increases in the profit-sharing provision, salaries and benefits, professional fees, administration and operations, rent expense and Directors' fees and expenses. Profit-sharing expense for 2005 was $1,796,264, an increase of $1,484,670 as compared with 2004. Profit-sharing expense increased primarily as a result of the gains realized on the sale of NeuroMetrix, Inc., offset by the taxes payable by the Company on the deemed dividend and taxes payable on Built-In Gains. The profit-sharing expense was also impacted by the Company's decision to retain its net realized long-term capital gains for reinvestment for growth, rather than distribute them as a cash dividend. When the Company chooses to retain its net realized long-term capital gains, it declares a deemed dividend and pays taxes on behalf of shareholders. Conversely, when the Company distributes its net realized long-term capital gains as a cash dividend, the shareholders pay all of the taxes. The taxes payable by the Company on behalf of shareholders reduce the amount of profit against which the profit-sharing payable to employees is calculated. Had the Company chosen to distribute its net realized long-term capital gains as a cash dividend, the provision for employee profit sharing would have been $3,420,737 for 2005, rather than the actual provision for employee profit sharing of $1,796,264 for 2005.

For the year ended December 31, 2005, as compared with 2004, salaries and benefits increased by $530,945, or 27.5 percent, primarily as a result of the addition of three employees. Professional fees increased by $162,751, or 24.4 percent, reflecting in part the expenses associated with ongoing compliance with the Sarbanes-Oxley Act of 2002. Administration and operations increased by $600,824, or 83.6 percent, primarily as the result of increases in travel expenses associated with additional investments in portfolio companies, increases in expenses related to the preparation and distribution of the annual and quarterly reports and proxy statement owing to the increased number of shareholders, and an increase in the premium expense for director and officer liability insurance. The premium expense for director and officer liability insurance increased by $339,810 to $512,038 in 2005, and the premium expense for 2006 is estimated to be $514,650. Rent expense increased by $60,148 or 39.7 percent, owing primarily to the leasing of additional office space in California and New York. Directors' fees and expenses in 2005 increased by $99,664 or 47.6 percent as a result of an increase in the fees paid to the directors for monthly retainer and meeting attendance.

Realized Income and Losses on Investments:

During the years ended December 31, 2007, 2006, and 2005, we had net realized income from investments of $30,162, $258,693, and $14,208,789, respectively. The variation in these results is primarily owing to variations in gross realized income from investments and income taxes in each of the three years. For the years ended December 31, 2007, 2006, and 2005, realized income from investments, before taxes, was $118,137, $31,338, and $23,862,037, respectively. Income tax expense (benefit) for the years ended December 31, 2007, 2006, and 2005 was $87,975, $(227,355), and $9,653,248, respectively.

During the year ended December 31, 2007, we realized net gains of $118,137, consisting primarily of proceeds received from the sale of our interest in AlphaSimplex Group, LLC, and income from our investment in Exponential Business Development Company. During the year ended December 31, 2007, we recognized tax expense of $87,975, consisting of $74,454 of interest and penalties related to our 2005 tax returns and $13,521 in current year expense.

During the year ended December 31, 2006, we realized net gains of $31,338, consisting primarily of proceeds received from the liquidation of Optiva, Inc., proceeds received from Exponential Business Development Company, and net losses realized on our investment in AlphaSimplex Group, LLC. During 2005, we deemed the securities we held in Optiva, Inc., worthless and recorded the proceeds received and due to us on the liquidation of our bridge notes, realizing a loss of $1,619,245. At December 31, 2005, we recorded a $75,000 receivable for estimated proceeds from the final payment on the Optiva, Inc., bridge notes. During the first quarter of 2006, we received payment of $95,688 from these bridge notes, resulting in the realized gain of $20,688 on Optiva, Inc. During the year ended December 31, 2006, we realized tax benefits of $227,355 for 2005 taxes that had been refunded.

During the year ended December 31, 2005, our realized income from investments before taxes of $23,862,037 consisted primarily of a realized gain of $30,179,762 from the sale of our investment in NeuroMetrix, Inc., offset by realized losses of $1,358,286, $2,093,968, $1,091,209, and $1,619,245, from the sale of our shares in Agile Materials & Technologies, Inc., Experion Systems, Inc., Nanotechnologies, Inc., and Optiva, Inc., respectively. Realized losses on U.S. government and agency securities totaled $422,383 for 2005. For the year ended December 31, 2005, our income tax expense on realized gains was $9,653,248, which includes $8,122,367 of taxes payable by the Company on behalf of shareholders in connection with the deemed dividend and $1,364,470 of taxes on Built-In Gains.

Net Unrealized Appreciation and Depreciation on Investments:

During the year ended December 31, 2007, net unrealized depreciation on total investments decreased by $5,080,936.

During the years ended December 31, 2006, and 2005, net unrealized depreciation on total investments increased by $4,418,870 and $2,026,652, respectively.

During the year ended December 31, 2007, net unrealized depreciation on our venture capital investments decreased by $3,883,825, or 46.0 percent, from $8,450,969 to $4,567,144, owing primarily to increases in the valuations of our investments in BridgeLux, Inc., of $3,699,529, Crystal IS, Inc., of $13,819, CSwitch Corporation of $48,935, D-Wave Systems, Inc., of $202,408, Exponential Business Development Company of $2,026, Innovalight, Inc., of $3,218,216, Kovio, Inc., of $125,000, Mersana Therapeutics, Inc., of $118,378, NanoGram Corporation of $2,437,136, NeoPhotonics Corporation of $2,160, SiOnyx, Inc., of $899,566, Solazyme, Inc., of $612,291 and Zia Laser, Inc., of $6,329, offset by decreases in the valuations of our investments in Ancora Pharmaceuticals, Inc., of $100,561, Chlorogen, Inc., of $1,326,073, Evolved Nanomaterial Sciences, Inc., of $2,800,000, Kereos, Inc., of $1,340,257, Nanomix, Inc., of $459,772, NanoOpto Corporation of $1,369,885, Polatis, Inc., of $9,534 and Questech Corporation of $404,712. We also had an increase owing to foreign currency translation of $307,636 on our investment in D-Wave Systems, Inc. Unrealized depreciation on our U.S. government and agency securities portfolio decreased from $556,451 at December 31, 2006, to unrealized appreciation of $640,660 at December 31, 2007.

The net increase in unrealized depreciation on our venture capital investments in 2006 was owing primarily to decreases in the valuations of our investments in Nanomix, Inc., of $1,710,000, NanoOpto Corporation of $1,211,259, NeoPhotonics Corporation of $254,238, Polatis, Inc., of $145,228, SiOnyx, Inc., of $679,950 and Zia Laser, Inc., of $172,500, and to increases in the valuations of our investments in Crystal IS of $19,735 and Questech Corporation of $259,628. We also had a decrease, owing to foreign currency translation, of $34,103 on our investment in D-Wave Systems, Inc. Unrealized depreciation on our U.S. government and agency securities portfolio increased from $69,541 at December 31, 2005, to $556,451 at December 31, 2006.

The net increase in unrealized depreciation on our venture capital investments in 2005 was the result of the appreciation in value of $19,790,298 on investments held, offset by depreciation of $23,181,420 related to investments sold. The change in unrealized depreciation on investments held was owing to appreciation in our investment in NeuroMetrix, Inc., prior to the sale of our interest in it as well as to increases in the valuations of NanoGram Corporation, Nanosys, Inc., and Nantero, Inc., of $313,534, $870,113 and $813,771, respectively. These increases were offset by decreases in the valuations of AlphaSimplex Group LLC, CSwitch Corporation, Mersana Therapeutics, Inc., NanoOpto, Inc., Polatis, Inc., and Zia Laser, Inc., of $109,464, $500,000, $563,097, $529,997, $169,827, and $1,312,500 respectively. The change in unrealized depreciation on investments sold is owing to the realization of the gain on our investment in NeuroMetrix, Inc., offset by realizations of losses on our investments in Agile Materials and Technologies, Inc., Experion Systems, Inc., Nanotechnologies, Inc., and Optiva, Inc.

Financial Condition

March 31, 2008

At March 31, 2008, our total assets and net assets were $140,772,639 and $136,541,289, respectively. At December 31, 2007, they were $142,893,332 and $138,363,344, respectively.

At March 31, 2008, net asset value per share ("NAV") was $5.86, as compared with $5.93 at December 31, 2007. At March 31, 2008, and December 31, 2007, our shares outstanding were 23,314,573.

Significant developments in the three months ended March 31, 2008, included an increase in the value of our venture capital investments of $4,987,479 and a decrease in the value of our investment in U.S. government obligations of $6,604,493. The increase in the value of our venture capital investments, from $78,110,384 at December 31, 2007, to $83,097,863 at March 31, 2008, resulted primarily from one new and seven follow-on investments and by a net increase of $3,651,203 in the net value of our previous venture capital investments. The decrease in the value of our U.S. government obligations, from $60,193,593 at December 31, 2007, to $53,589,100 at March 31, 2008, is primarily owing to the use of funds for investments totaling $6,435,274 and net operating expenses.

The following table is a summary of additions to our portfolio of venture capital investments made during the three months ended March 31, 2008:

New Investment	Amount
PolyRemedy, Inc.	$ 244,500

Follow-on Investment
Adesto Technologies Corporation	$1,052,174
BridgeLux, Inc.	$ 1,000,001
D-Wave Systems, Inc.	$ 736,019
Metabolon, Inc.	$ 1,000,000
Nextreme Thermal Solutions, Inc.	$ 377,580
Phoenix Molecular Corporation	$ 25,000
Solazyme, Inc.	$ 2,000,000

Total	$ 6,435,274

The following tables summarize the values of our portfolios of venture capital investments and U.S. government obligations, as compared with their cost, at March 31, 2008, and December 31, 2007:

	March 31, 2008	December 31, 2007

Venture capital investments, at cost	$84,013,804	$82,677,528
Net unrealized depreciation(1)	915,941	4,567,144
Venture capital investments, at value	$83,097,863	$78,110,384

	March 31, 2008	December 31, 2007

U.S. government obligations, at cost	$52,346,992	$59,552,933
Net unrealized appreciation(1)	1,242,108	640,660
U.S. government obligations, at value	$53,589,100	$60,193,593

(1)At March 31, 2008, and December 31, 2007, the net accumulated unrealized appreciation (depreciation) on investments was $326,167 and $(3,926,484), respectively.

The following table summarizes the fair value composition of our venture capital investment portfolio at March 31, 2008, and December 31, 2007.

Category	March 31, 2008	December 31, 2007

Tiny Technology	99.9%	99.9%
Other Venture Capital Investments	0.1%	0.1%
Total Venture Capital Investments	100.0%	100.0%

December 31, 2007

At December 31, 2007, our total assets and net assets were $142,893,332 and $138,363,344, respectively. Our net asset value ("NAV") per share at that date was $5.93, and our shares outstanding increased to 23,314,573 at December 31, 2007.

During the twelve months ended December 31, 2007, significant developments included an increase in the value of our venture capital investments of $24,442,553 and an increase in the value of our investment in U.S. government and agency obligations of $1,537,446. The increase in the value of our venture capital investments, from $53,667,831 at December 31, 2006, to $78,110,384 at December 31, 2007, resulted primarily from seven new and 20 follow-on investments and by a net increase of $3,883,825 in the net value of our venture capital investments. The increase in the value of our U.S. government and agency obligations, from $58,656,147 at December 31, 2006, to $60,193,593 at December 31, 2007, is primarily owing to the use of net proceeds of $12,993,168 received through a registered stock offering and proceeds received from stock option exercises of $10,105,511, offset by a payment of $80,236 for federal tax and interest and penalties, profit sharing payments of $261,661, net operating expenses and by new and follow-on venture capital investments totaling $20,595,161.

For the year ended December 31, 2007, the Company issued 999,556 shares and received proceeds of $10,105,511 as a result of employee stock option exercises.

The following table is a summary of additions to our portfolio of venture capital investments made during the twelve months ended December 31, 2007:

New Investments	Cost
Adesto Technologies Corporation	$ 1,147,826
Ancora Pharmaceuticals, Inc.	$ 800,000
BioVex Group, Inc.	$ 2,500,000
Ensemble Discovery Corporation	$ 2,000,000
Lifco, Inc.	$ 946,528
Phoenix Molecular Corporation	$ 50,010
Siluria Technologies, Inc.	$ 160,723

Follow-on Investments
BridgeLux, Inc.	$ 350,877
BridgeLux, Inc.	$ 233,918
BridgeLux, Inc.	$ 916,928
Cambrios Technologies Corporation	$ 1,300,000

New Investments	Cost
Chlorogen, Inc.	$ 7,042
CSwitch Corporation	$ 32,624
CSwitch Corporation	$ 529,852
Innovalight, Inc.	$ 1,993,568
Kereos, Inc.	$ 540,000
Kovio, Inc.	$ 1,000,000
NanoGram Corporation	$ 851,393
Mersana Therapeutics, Inc.	$ 500,000
Nanomix, Inc.	$ 680,240
NanoOpto Corporation	$ 268,654
Nextreme Thermal Solutions, Inc.	$ 750,000
Polatis, Inc.	$ 17,942
Polatis, Inc.	$ 13,454
Polatis, Inc.	$ 58,582
SiOnyx, Inc.	$ 2,445,000
Solazyme, Inc.	$ 500,000

Total	$20,595,161

The following tables summarize the fair values of our portfolios of venture capital investments and U.S. government and agency obligations, as compared with their cost, at December 31, 2007, and December 31, 2006:

	December 31,
	2007	2006

Venture capital investments, at cost	$82,677,528	$62,118,800
Net unrealized depreciation (1)	4,567,144	8,450,969
Venture capital investments, at value	$78,110,384	$53,667,831

	December 31,
	2007	2006

U.S. government and agency obligations, at cost	$59,552,933	$59,212,598
Net unrealized appreciation (depreciation) (1)	640,660	(556,451)
U.S. government and agency obligations, at value	$60,193,593	$58,656,147

(1)At December 31, 2007, and December 31, 2006, the net accumulated unrealized depreciation on investments was $3,926,484 and $9,007,420, respectively.

The following table summarizes the fair value composition of our venture capital investment portfolio at December 31, 2007, and December 31, 2006.

	December 31,
Category	2007	2006

Tiny Technology	99.9%	99.9%
Other Venture Capital Investments	0.1%	0.1%
Total Venture Capital Investments	100.0%	100.0%

December 31, 2006

At December 31, 2006, our total assets and net assets were $118,328,590 and $113,930,303, respectively. Our NAV per share at that date was $5.42, and our shares outstanding increased to 21,015,017 at December 31, 2006.

During the twelve months ended December 31, 2006, significant developments included an increase in the value of our venture capital investments of $20,480,498 and a decrease in the value of our investment in U.S. government and agency securities of $37,594,717. The increase in the value of our venture capital investments, from $33,187,333 at December 31, 2005, to $53,667,831 at December 31, 2006, resulted primarily from six new and 10 follow-on investments, partially offset by a net decrease of $3,927,689 in the net value of our previous venture capital investments. The decrease in the value of our U.S. government and agency securities, from $96,250,864 at December 31, 2005, to $58,656,147 at December 31, 2006, was primarily owing to the use of funds for investments totaling $24,408,187, tax payments of $9,425,922, profit-sharing payments of $1,897,072, an increase in unrealized losses of $486,910 and payment of net operating expenses.

During December 2006, the Company also issued stock and received proceeds upon the exercise of employee stock options. Through December 31, 2006, the Company issued 258,672 shares and received proceeds of $2,615,190 as a result of option exercises.

The Company's liabilities decreased from $14,950,378 at December 31, 2005, to $4,398,287 at December 31, 2006, primarily owing to the payment of the tax payable on behalf of shareholders of $8,122,367 in January 2006, the payment of $1,897,072 in profit sharing in March 2006 and the reversal of the accrual for federal and state taxes payable of $1,514,967 recorded at December 31, 2005.

The following table is a summary of additions to our portfolio of venture capital investments made during the twelve months ended December 31, 2006:

New Investments	Cost
D-Wave Systems, Inc.	$ 1,750,547
Evolved Nanomaterial Sciences, Inc.	2,800,000
Innovalight, Inc.	2,500,000
Metabolon, Inc.	2,500,000
SiOnyx, Inc.	750,000
Xradia, Inc.	4,000,000

Follow-on Investments
Chlorogen, Inc.	$ 221,438
Crystal IS, Inc.	1,098,240
CSwitch Corporation	2,850,000
NanoGram Corporation	1,262,764
NanoOpto Corporation	433,138
NeoPhotonics Corporation	2,750,000
Nextreme	500,000
Polatis, Inc.	89,310
Questech Corporation	12,750
SiOnyx, Inc.	890,000
Total	$ 24,408,187

Cash Flow

Year Ended December 31, 2007

Net cash used in operating activities for the year ended December 31, 2007, was $4,142,572, primarily owing to the payment of operating expenses.

Cash used in investing activities for the year ended December 31, 2007, was $20,697,886, primarily reflecting a net increase in our investment in U.S. government and agency securities of $235,754 and investments in private placements of $20,595,161, less proceeds from the sale of venture capital investments of $174,669.

Cash provided by financing activities for the year ended December 31, 2007, was $23,098,679, reflecting the issuance of shares in connection with the Stock Plan and the net proceeds from the issuance of 1,300,000 new shares of our common stock on June 25, 2007, in a registered direct follow-on offering.

Year Ended December 31, 2006

Net cash used in operating activities for the year ended December 31, 2006, was $14,955,302, primarily owing both to the payment of various federal, state and local taxes, including the tax paid on behalf of shareholders for the deemed dividend, and to the payment of operating expenses.

Cash provided by investing activities for the year ended December 31, 2006, was $13,198,611, primarily reflecting net proceeds from the sale of U.S. government and agency securities of $37,593,589, less investments in private placements of $24,408,187.

Cash provided by financing activities for the year ended December 31, 2006, was $2,615,190, reflecting the issuance of shares in connection with the Stock Plan.

Year Ended December 31, 2005

Net cash used in operating activities for the year ended December 31, 2005, was $2,914,285, primarily owing to an increase in our operating expenses.

Cash used in investing activities for the year ended December 31, 2005, was $33,049,325, primarily reflecting a net increase in our investment in U.S. government and agency securities of $52,144,482 and investments in private placements of $16,251,339, less proceeds from the sale of venture capital investments of $35,392,200.

Cash provided by financing activities for the year ended December 31, 2005, was $36,526,567, reflecting net proceeds from the issuance of 3,507,500 new shares of our common stock on September 14, 2005, in an underwritten follow-on offering.

Liquidity and Capital Resources

March 31, 2008

Our primary sources of liquidity are cash, receivables and freely marketable securities, net of short-term indebtedness. Our secondary sources of liquidity are restricted securities of companies that are publicly traded.

At March 31, 2008, and December 31, 2007, our total net primary liquidity was $54,309,215 and $61,183,136, respectively, and our secondary liquidity was $0 and $0, respectively.

The decrease in our primary liquidity from December 31, 2007, to March 31, 2008, is primarily owing to the use of funds for investments and payment of net operating expenses.

On June 25, 2007, we completed the sale of 1,300,000 shares of our common stock from our shelf registration statement for gross proceeds of $14,027,000; net proceeds of this offering, after placement agent fees and offering costs of $1,033,832, were $12,993,168. We used the net proceeds of this offering to make new investments in tiny technology, as well as for follow-on investments in our existing venture capital investments and for working capital. Through March 31, 2008, we have used all of the net proceeds from this offering for these purposes.

On April 4, 2008, we filed a Post-Effective Amendment to our registration statement with the SEC on Form N-2 to update our existing shelf registration statement and register an additional 1,300,000 shares of our common stock. After the effective date, the common stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

December 31, 2007

At December 31, 2007, and December 31, 2006, our total net primary liquidity was $61,183,136 and $61,323,306, respectively, and our secondary liquidity was $0 and $0, respectively.

Our net primary sources of liquidity are more than adequate to cover our gross cash operating expenses over the next 12 months. Our gross cash operating expenses for 2007 and 2006 totaled $6,263,510 and $5,285,448, respectively.

The increase in our primary liquidity from December 31, 2006, to December 31, 2007, is primarily owing to the proceeds received through a registered direct stock offering from a shelf registration statement and proceeds received from stock option exercises, offset by the use of funds for investments and payment of net operating expenses. In the future, we may sell additional shares registered pursuant to our shelf registration statement.

On April 17, 2003, we signed a seven-year sublease for office space at 111 West 57th Street in New York City. On December 17, 2004, we signed a sublease for additional office space at our current location. The subleases expire on April 29, 2010. Total rent expense for our office space in New York City was $178,167 in 2007, $174,625 in 2006 and $171,171 in 2005. Future minimum sublease payments in each of the following years are: 2008 -- $193,083; 2009 -- $197,700; and thereafter, for the remaining term -- $65,969.

December 31, 2006

At December 31, 2006, and December 31, 2005, our total net primary liquidity was $61,323,306 and $97,797,219, respectively, and our secondary liquidity was $0 and $0, respectively.

Our net primary sources of liquidity were more than adequate to cover our gross cash operating expenses over the next 12 months. Our gross cash operating expenses for 2006 and 2005 totaled $5,285,448 and $5,021,066, respectively.

The decrease in our primary liquidity from December 31, 2005, to December 31, 2006, was primarily owing to the use of funds for investments, profit-sharing and tax payments, as well as net operating expenses.

On November 29, 2006, we filed a shelf registration statement with the SEC on Form N-2 to register 4,000,000 shares of our common stock. On December 11, 2006, and on April 23, 2007, we filed amended registration statements with the SEC. On May 11, 2007, the SEC declared the registration statement effective. The common stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

AVAILABLE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 202-942-8090 for further information on the Public Reference Room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Information contained on the SEC’s web site about us is not incorporated into this Prospectus and you should not consider information contained on the SEC’s web site to be part of this Prospectus.

You may obtain our annual reports, request other information about us and make shareholder inquiries by calling toll free 1-877-TINY TECH. We also make available our annual reports, free of charge, on our website at www.TinyTechVC.com. Information on our website is not part of this Prospectus and should not be considered as such when making your investment decision.

RISK FACTORS

Investing in our Common Stock involves significant risks relating to our business and investment objective. You should carefully consider the risks and uncertainties described below before you purchase any of our Common Stock. These risks and uncertainties are not the only ones we face. Unknown additional risks and uncertainties, or ones that we currently consider immaterial, may also impair our business. If any of these risks or uncertainties materialize, our business, financial condition or results of operations could be materially adversely affected. In this event, the trading price of our Common Stock could decline, and you could lose all or part of your investment.

Risks related to the companies in our portfolio.

A continuing lack of initial public offering opportunities may cause companies to stay in our portfolio longer, leading to lower returns, write-downs and write-offs.

Beginning in about 2001, many fewer venture capital-backed companies per annum have been able to complete initial public offerings (IPOs) than in the years of the previous decade.  Moreover, in 2007, according to VentureSource, the venture capital-backed companies that completed IPOs had a median age of about 8.3 years, which was older than the median age of venture capital-backed IPOs in any period since 2001-2002.  Now that some of our companies are becoming more mature, a continuing lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding.  In the best case, such stagnation would dampen returns, and in the worst case, could lead to write-downs and write-offs as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all.  A continuing lack of IPO opportunities for venture capital-backed companies is also causing some venture capital firms to change their strategies, which is causing some of them to reduce funding of their portfolio companies, making it more difficult for such companies to access capital and to fulfill their potential, leading in some cases to write-downs and write-offs of such companies by other venture capital firms, such as ourselves, who are co-investors in such companies.

Investing in small, private companies involves a high degree of risk and is highly speculative.

We have invested a substantial portion of our assets in privately held development stage or start-up companies, the securities of which are inherently illiquid. These businesses tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Tiny technology companies are especially risky, involving scientific, technological and commercialization risks. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable, and some will never realize their potential. We have been and will continue to be risk seeking rather than risk averse in our approach to venture capital and other investments. Neither our investments nor an investment in our Common Stock is intended to constitute a balanced investment program.

We may invest in companies working with technologies or intellectual property that currently have few or no proven commercial applications.

Nanotechnology, in particular, is a developing area of technology, of which much of the future commercial value is unknown, difficult to estimate and subject to widely varying interpretations. There are as of yet relatively few nanotechnology-enabled products commercially available. The timing of additional future commercially available nanotechnology products is highly uncertain.

Our portfolio companies may not successfully develop, manufacture or market their products.

The technology of our portfolio companies is new and in many cases unproven. Their potential products require significant and lengthy product development, manufacturing and marketing efforts. To date, many of our portfolio companies have not developed any commercially available products. In addition, our portfolio companies may not be able to manufacture successfully or to market their products in order to achieve commercial success. Further, the products may never gain commercial acceptance. If our portfolio companies are not able to develop, manufacture or market successful tiny technology-enabled products, they will be unable to generate product revenue or build sustainable or profitable businesses. Adverse conditions in the target markets of our portfolio companies may limit or prevent commercial success regardless of the contribution of tiny technology to these products.

Our portfolio companies working with tiny technology may be particularly susceptible to intellectual property litigation.

Research and commercialization efforts in tiny technology are being undertaken by a wide variety of government, academic and private corporate entities. As additional commercially viable applications of tiny technology emerge, ownership of intellectual property on which these products are based may be contested. From time to time, our portfolio companies are or have been involved in intellectual property disputes and litigation. Any litigation over the ownership of, or rights to, any of our portfolio companies’ technologies or products could have a material adverse effect on those companies’ values.

Unfavorable general economic conditions, as well as unfavorable conditions specific to the venture capital industry or a segment of portfolio companies, could result in the inability of our portfolio companies to access additional capital, leading to financial losses in our portfolio.

Most of the companies in which we have made or will make investments are susceptible to economic slowdowns or recessions. An economic slowdown or adverse capital or credit market conditions may affect the ability of a company in our portfolio to raise additional capital from venture capital or other sources or to engage in a liquidity event such as an initial public offering or merger. Certain types of portfolio companies, such as those engaged in solar, solid-state lighting and other alternative energy (cleantech) applications, which are currently in favor with the media and investors generally, may have a harder time accessing capital in the future if their industries subsequently fall out of fashion. Adverse economic, capital or credit market conditions may lead to financial losses in our portfolio.

Unstable credit markets could adversely affect our portfolio companies.

Although our portfolio companies rely primarily on equity financing, some of them borrow funds as well. For all but the most established companies, credit markets are currently unstable. During such periods of unstable credit availability, there can be no assurance that our portfolio companies will be able to borrow money on a timely basis or on reasonable terms, which could have a negative impact on their operating performance, raise their cost of capital, or even jeopardize their existence. Furthermore, certain of our portfolio companies manage their cash positions by investing in money-market funds, auction-rate securities, or other short-term securities that are vulnerable to current credit conditions. Lack of liquidity in such investments, or even defaults by issuers of such securities, could restrict the amount of cash available to such portfolio companies. These events could lead to financial losses in our portfolio.

The value of our portfolio could be adversely affected if the technologies utilized by our portfolio companies are found, or even rumored or feared, to cause health or environmental risks, or if legislation is passed that limits the commercialization of any of these technologies.

Nanotechnology has received both positive and negative publicity and is the subject increasingly of public discussion and debate. For example, debate regarding the production of materials that could cause harm to the environment or the health of individuals could raise concerns in the public’s perception of nanotechnology, not all of which might be rational or scientifically based. Tiny technology in general and nanotechnology in particular are currently the subject of health and environmental impact research. If health or environmental concerns about tiny technology or nanotechnology were to arise, whether or not they had any basis in fact, our portfolio companies might incur additional research, legal and regulatory expenses, and might have difficulty raising capital or marketing their products. Government authorities could, for social or other purposes, prohibit or regulate the use of nanotechnology. Legislation could be passed that could circumscribe the commercialization of any of these technologies.

Our portfolio companies may generate revenues from the sale of non-tiny technology-enabled products.

We consider a company to be a tiny technology company if a product or products, or intellectual property covering a product or products, that we consider to be at the microscale or smaller is material to its business plan. The core business of some of these companies may not be tiny technology-enabled products, and therefore their success or failure may not be dependent upon the tiny technology aspects of their business. In addition to developing products that we consider tiny technology, some of these companies may also develop products that we do not consider enabled by tiny technology. Some of these companies will generate revenues from the sale of non-tiny technology-enabled products. Additionally, it is possible that a portfolio company may decide to change its business focus after our initial investment and decide to develop and commercialize non-tiny technology-enabled products.

Risks related to the illiquidity of our investments.

We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

Most of our investments are or will be equity or equity-linked securities acquired directly from small companies. These equity securities are generally subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio of equity securities may adversely affect our ability to dispose of these securities at times when it may be advantageous for us to liquidate these investments. We may never be able to dispose of these securities.

Unfavorable economic conditions and regulatory changes could impair our ability to engage in liquidity events.

Our business of making private equity investments and positioning our portfolio companies for liquidity events might be adversely affected by current and future capital markets and economic conditions. The public equity markets currently provide less opportunity for liquidity events than at times in the past when there was more robust demand for initial public offerings, even for more mature technology companies than those in which we typically invest. The potential for public market liquidity could further decrease and could lead to an inability to realize potential gains or could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Recent government reforms affecting publicly traded companies, stock markets, investment banks and securities research practices have made it more difficult for privately held companies to complete successful initial public offerings of their equity securities, and such reforms have increased the expense and legal exposure of being a public company. Slowdowns in initial public offerings may also be having an adverse effect on the frequency and prices of acquisitions of privately held companies. A lack of merger and/or acquisition opportunities for privately held companies also may be having an adverse effect on the ability of these companies to raise capital from private sources. Public equity market response to companies offering nanotechnology-enabled products is uncertain. An inability to engage in liquidity events could negatively affect our liquidity, our reinvestment rate in new and follow-on investments and the value of our portfolio.

Even if some of our portfolio companies complete initial public offerings, the returns on our investments in those companies would be uncertain.

When companies in which we have invested as private entities complete initial public offerings of their securities, these newly issued securities are by definition unseasoned issues. Unseasoned issues tend to be highly volatile and have uncertain liquidity, which may negatively affect their price. In addition, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after initial public offerings. The market price of securities that we hold may decline substantially before we are able to sell these securities. Most initial public offerings of technology companies in the United States are listed on the Nasdaq Global Market. Government reforms of the Nasdaq Global Market have made market-making by broker-dealers less profitable, which has caused broker-dealers to reduce their market-making activities, thereby making the market for unseasoned stocks less liquid than they might be otherwise.

Risks related to our Company.

Because there is generally no established market in which to value our investments, our Valuation Committee’s value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

There is generally no public market for the equity securities in which we invest. Pursuant to the requirements of the 1940 Act, we value all of the private equity securities in our portfolio at fair value as determined in good faith by a committee of independent members of our Board of Directors, which we call the Valuation Committee, pursuant to Valuation Procedures established by the Board of Directors. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment pursuant to specified valuation principles and processes. We are required by the 1940 Act to value specifically each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired. Conversely, we must record unrealized appreciation if we believe that our securities have appreciated in value. Our valuations, although stated as a precise number, are necessarily within a range of values that vary depending on the significance attributed to the various factors being considered.

We use the Black-Scholes-Merton option pricing model to determine the fair value of warrants held in our portfolio. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because the securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

Without a readily ascertainable market value and because of the inherent uncertainty of valuation, the fair value that we assign to our investments may differ from the values that would have been used had an efficient market existed for the investments, and the difference could be material. Any changes in fair value are recorded in our consolidated statements of operations as a change in the "Net (decrease) increase in unrealized appreciation on investments." See "Determination of Net Asset Value."

In the venture capital industry, even when a portfolio of early-stage, high-technology venture capital investments proves to be profitable over the portfolio's lifetime, it is common for the portfolio's value to undergo a so-called "J-curve" valuation pattern. This means that when reflected on a graph, the portfolio’s valuation would appear in the shape of the letter "J," declining from the initial valuation prior to increasing in valuation. This J-curve valuation pattern results from write-downs and write-offs of portfolio investments that appear to be unsuccessful, prior to write-ups for portfolio investments that prove to be successful. Because early-stage companies typically have negative cash flow and are by their nature inherently fragile, a valuation process can more readily substantiate a loss of value than an increase in value. Even if our venture capital investments prove to be profitable in the long run, such J-curve valuation patterns could have a significant adverse effect on our net asset value per share and the value of our Common Stock in the interim. Over time, as we continue to make additional tiny technology investments, this J-curve pattern may be less relevant for our portfolio as a whole, because the individual J-curves for each investment, or series of investments, may overlap with previous investments at different stages of their J-curves.

Changes in valuations of our privately held, early stage companies tend to be more volatile than changes in prices of publicly traded securities.

Investments in privately held, early stage companies are inherently more volatile than investments in more mature businesses. Such immature businesses are inherently fragile and easily affected by both internal and external forces. Our investee companies can lose much or all of their value suddenly in response to an internal or external adverse event. Conversely, these immature businesses can gain suddenly in value in response to an internal or external positive development. Moreover, because our ownership interests in such investments are valued only at quarterly intervals by our Valuation Committee, a committee made up of all of our independent members of our Board of Directors, changes in valuations from one valuation point to another tend to be larger than changes in valuations of marketable securities which are revalued in the marketplace much more frequently, in some highly liquid cases, virtually continuously.

We expect to continue to experience material write-downs of securities of portfolio companies.

Write-downs of securities of our privately held companies have always been a by-product and risk of our business. We expect to continue to experience material write-downs of securities of privately held portfolio companies. Write-downs of such companies occur at all stages of their development. Such write-downs may increase in dollar terms, frequency and as a percentage of our net asset value as our dollar investment activity in privately held companies continues to increase, and the number of such holdings in our portfolio continues to grow. Because the average size of each of our investments in tiny technology has increased from year to year and continues to increase, the average size of our write-downs will probably also increase.

Because we do not choose investments based on a strategy of diversification, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

We do not choose investments based on a strategy of diversification. Therefore, we may be more vulnerable to events affecting a single sector or industry and therefore subject to greater volatility than a company that follows a diversification strategy. Accordingly, an investment in our Common Stock may present greater risk to you than an investment in a diversified company.

We are dependent upon key management personnel for future success, and may not be able to retain them.

We are dependent upon the diligence and skill of our senior management and other key advisers for the selection, structuring, closing and monitoring of our investments. We utilize lawyers, and we utilize outside consultants, including one of our directors, Lori D. Pressman, to assist us in conducting due diligence when evaluating potential investments. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and advisers to obtain information in connec-tion with our investment decisions. Our future success to a significant extent depends on the continued service and coordination of our senior management team, and particularly on Charles E. Harris, our Chairman, Chief Executive Officer and a Managing Director, who will be subject to mandatory retirement pursuant to the Company's mandatory retirement policy for senior executives on December 31, 2008; on Douglas W. Jamison, our President, Chief Operating Officer and a Managing Director, who has been designated by our Board of Directors as the successor to Mr. Harris in his positions of Chairman and Chief Executive Officer as of January 1, 2009 upon his retirement; on Daniel B. Wolfe, our Chief Financial Officer and a Managing Director; on Alexei A. Andreev and Michael A. Janse, each an Executive Vice President and Managing Director; and on Sandra M. Forman, our General Counsel, Chief Compliance Officer and Director of Human Resources. The departure of any of our executive officers, key employees or advisers could materially adversely affect our ability to implement our business strategy. We do not maintain for our benefit any key-man life insurance on any of our officers or employees.

We will need to hire additional employees as the size of our portfolio increases.

We anticipate that it will be necessary for us to add investment professionals with expertise in venture capital and/or tiny technology and administrative and support staff to accommodate the increasing size of our portfolio. We may need to provide additional scientific, business, accounting, legal or investment training for our hires. There is competition for highly qualified personnel. We may not be successful in our efforts to recruit and retain highly qualified personnel because the expenses that we incur as a heavily regulated, publicly held company preclude our paying as high a percentage of our total expenses in cash compensation for employees as the private partnerships with which we compete. Although we have the advantage of offering equity incentive compensation, unlike those private partnerships, we cannot permit co-investment in our investments by our employees, and we cannot give our employees 20 percent or higher carried interests in our investments as incentive compensation taxable as long-term capital gains.

The market for venture capital investments, including tiny technology investments, is highly competitive.

We face substantial competition in our investing activities from many competitors, including but not limited to: private venture capital funds; investment affiliates of large industrial, technology, service and financial companies; small business investment companies; hedge funds; wealthy individuals; and foreign investors. Our most significant competitors typically have significantly greater financial resources than we do. Greater financial resources are particularly advantageous in securing lead investor roles in venture capital syndicates. Lead investors typically negotiate the terms and conditions of such financings. Many sources of funding compete for a small number of attractive investment opportunities. Hence, we face substantial competition in sourcing good investment opportunities on terms of investment that are commercially attractive.

In addition to the difficulty of finding attractive investment opportunities, our status as a regulated business development company may hinder our ability to participate in investment opportunities or to protect the value of existing investments.

We are required to disclose on a quarterly basis the names and business descriptions of our portfolio companies and the type and value of our portfolio securities. Most of our competitors are not subject to these disclosure requirements. Our obligation to disclose this information could hinder our ability to invest in some portfolio companies. Additionally, other current and future regulations may make us less attractive as a potential investor than a competitor not subject to the same regulations.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or lack sufficient funds to make such investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make a follow-on investment may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose some or all preferred rights pursuant to "pay-to-play" provisions that have become common in venture capital transactions. These provisions require proportionate investment in subsequent rounds of financing in order to preserve preferred rights such as anti-dilution protection, liquidation preferences and preemptive rights to invest in future rounds of financing. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to common shareholders more volatile.

Use of debt or preferred stock as a source of capital entails two primary risks. The first is the risk of leverage, which is the use of debt to increase the pool of capital available for investment purposes. The use of debt leverages our available common equity capital, magnifying the impact on net asset value of changes in the value of our investment portfolio. For example, a business development company that uses 33 percent leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5 percent increase or decline in net asset value for each 1 percent increase or decline in the value of its total assets. The second risk is that the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, thereby diminishing rather than enhancing the return to common shareholders. If we issue preferred shares or debt, the common shareholders would bear the cost of this leverage. To the extent that we utilize debt or preferred stock financing for any purpose, these two risks would likely make our total return to common shareholders more volatile. In addition, we might be required to sell investments, in order to meet dividend, interest or principal payments, when it might be disadvantageous for us to do so.

As provided in the 1940 Act and subject to some exceptions, we can issue debt or preferred stock so long as our total assets immediately after the issuance, less some ordinary course liabilities, exceed 200 percent of the sum of the debt and any preferred stock outstanding. The debt or preferred stock may be convertible in accordance with SEC guidelines, which might permit us to obtain leverage at more attractive rates. The requirement under the 1940 Act to pay, in full, dividends on preferred shares or interest on debt before any dividends may be paid on our Common Stock means that dividends on our Common Stock from earnings may be reduced or eliminated. An inability to pay dividends on our Common Stock could conceivably result in our ceasing to qualify as a regulated investment company, or RIC, under the Code, which would in most circumstances be materially adverse to the holders of our Common Stock. As of the date hereof, we do not have any debt or preferred stock outstanding.

We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of Common Stock shareholders.

We are currently authorized to issue up to 2,000,000 shares of preferred stock, under terms and conditions determined by our Board of Directors. These shares would have a preference over our Common Stock with respect to dividends and liquidation. The statutory class voting rights of any preferred shares we would issue could make it more difficult for us to take some actions that might, in the future, be proposed by the Board and/or holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of our securities, if these actions were perceived by the holders of the preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of Common Stock might also reduce the net income and net asset value per share of our Common Stock upon conversion.

Loss of status as a RIC would reduce our net asset value and distributable income.

We currently intend to qualify as a RIC for 2008 under the Code. As a RIC, we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our shareholders. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we failed to qualify for RIC status in 2008 or beyond, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value, accordingly. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of shareholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our Common Stock. See "Taxation."

We operate in a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

We are subject to substantive SEC regulations as a business development company. Securities and tax laws and regulations governing our activities may change in ways adverse to our and our shareholders’ interests, and interpretations of these laws and regulations may change with unpredictable consequences. Any change in the laws or regulations that govern our business could have an adverse impact on us or on our operations. Changing laws, regulations and standards relating to corporate governance, valuation and public disclosure, including the Sarbanes-Oxley Act of 2002, new SEC regulations, new federal accounting standards and Nasdaq Global Market rules, are creating additional expense and uncertainty for publicly held companies in general, and for business development companies in particular. These new or changed laws, regulations and standards are subject to varying interpretations in many cases because of their lack of specificity, and as a result, their application in practice may evolve over time, which may well result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices.

We are committed to maintaining high standards of corporate governance and public disclosure. As a result, our efforts to comply with evolving laws, regulations and standards have and will continue to result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. In particular, our efforts to comply with Section 404 of the Sarbanes-Oxley Act of 2002 and the related regulations regarding our required assessment of our internal controls over financial reporting and our external auditors' audit of that assessment has required the commitment of significant financial and managerial resources.

Moreover, even though business development companies are not mutual funds, they must comply with several of the regulations applicable to mutual funds, such as the requirement for the implementation of a comprehensive compliance program and the appointment of a Chief Compliance Officer. Further, our Board members, Chief Executive Officer and Chief Financial Officer could face an increased risk of personal liability in connection with the performance of their duties. As a result, we may have difficulty attracting and retaining qualified board members and executive officers, which could harm our business, and we have significantly increased both our coverage under, and the related expense for, directors' and officers' liability insurance. If our efforts to comply with new or changed laws, regulations and standards differ from the activities intended by regulatory or governing bodies, our reputation may be harmed. Also, as business and financial practices continue to evolve, they may render the regulations under which we operate less appropriate and more burdensome than they were when originally imposed. This increased regulatory burden is causing us to incur significant additional expenses and is time consuming for our management, which could have a material adverse effect on our financial performance.

Market prices of our Common Stock will continue to be volatile.

We expect that the market price of our Common Stock will continue to be volatile. The price of the Common Stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	stock market and capital markets conditions;

•	internal developments in our Company with respect to our personnel, financial condition and compliance with all applicable regulations;

•	announcements regarding any of our portfolio companies;

•	announcements regarding developments in the nanotechnology field in general;

•	environmental and health concerns regarding nanotechnology, whether real or perceptual;

•  announcements regarding government funding and initiatives related to the  development of nanotechnology;

•	general economic conditions and trends; and/or

•	departures of key personnel.

We will not have control over many of these factors, but expect that our stock price may be influenced by them. As a result, our stock price may be volatile, and you may lose all or part of your investment.

Quarterly results fluctuate and are not indicative of future quarterly performance.

Our quarterly operating results fluctuate as a result of a number of factors. These factors include, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we and our portfolio companies encounter competition in our markets and general economic and capital markets conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

To the extent that we do not realize income or choose not to retain after-tax realized capital gains, we will have a greater need for additional capital to fund our investments and operating expenses.

As a RIC, we must annually distribute at least 90 percent of our investment company taxable income as a dividend and may either distribute or retain our realized net capital gains from investments. As a result, these earnings may not be available to fund investments. If we fail to generate net realized capital gains or to obtain funds from outside sources, it would have a material adverse effect on our financial condition and results of operations as well as our ability to make follow-on and new investments. Because of the structure and objectives of our business, we generally expect to experience net operating losses and rely on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. These sales are unpredictable and may not occur. In addition, as a business development company, in order to pay dividends or repurchase shares, we are generally required to maintain a ratio of at least 200 percent of total assets to total borrowings and preferred stock, which may restrict our ability to borrow to fund these requirements. Lack of capital could curtail our investment activities or impair our working capital.

Investment in foreign securities could result in additional risks.

We may invest in foreign securities, and we currently have one investment in a foreign security. When we invest in securities of foreign issuers, we may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of our securities and could favorably or unfavorably affect our operations. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by us must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to the U.S. dollar, in which currency we maintain financial statements and valuations. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Risks related to this offering.

Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

Our investment objective and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio. Our investments in portfolio companies are highly speculative and, therefore, an investor in our Common Stock may lose his or her entire investment. The value of our Common Stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of the amount invested in our Common Stock. The securities markets frequently experience extreme price and volume fluctuations that affect market prices for securities of companies in general, and technology and very small capitalization companies in particular. Because of our focus on the technology and very small capitalization sectors, and because we are a very small capitalization company ourselves, our stock price is especially likely to be affected by these market conditions. General economic conditions, and general conditions in tiny technology in general and nanotechnology in particular and in the semi-conductor and information technology, life sciences, materials science and other high technology industries, may also affect the price of our Common Stock.

We will have discretion over the use of proceeds of this offering.

We will have flexibility in applying the proceeds of this offering. We may pay operating expenses, including due diligence expenses on potential new investments, from the net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.

Our shares might trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value and during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value. The possibility that our shares will trade at discounts from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share. Our Common Stock may not trade at a price higher than or equal to net asset value per share. On March 31, 2008, our stock closed at $7.13 per share, a premium of $1.27 over our net asset value per share of $5.86 as of March 31, 2008.

The Board of Directors intends to grant stock options to our employees pursuant to the Company’s Equity Incentive Plan. When exercised, these options may have a dilutive effect on existing shareholders.

The Board of Directors intends to grant stock options to our employees pursuant to the Company's Equity Incentive Plan. Pursuant to the plan, the Company’s Board of Directorsmay grant options from time to time for up to 20 percent of the total shares of stock issued and outstanding. As of the date hereof, options have been granted to all 10 of our officers and to two non-officier employees. When options are exercised, net asset value per share will decrease if the net asset value per share at the time of exercise is higher than the exercise price. Alternatively, net asset value per share will increase if the net asset value per share at the time of exercise is lower than the exercise price. Therefore, existing shareholders will be diluted if the net asset value per share at the time of exercise is higher than the exercise price of the options. Even though issuance of shares pursuant to exercises of options increases the Company's capital, and regardless of whether such issuance results in increases or decreases in net asset value per share, such issuance results in existing shareholders owning a smaller percentage of the shares outstanding.

You have no right to require us to repurchase your shares.

You do not have the right to require us to repurchase your shares of Common Stock.

FORWARD-LOOKING INFORMATION

This Prospectus may contain "forward-looking statements" based on our current expectations, assumptions and estimates about us and our industry. These forward-looking statements involve risks and uncertainties. Words such as "believe," "anticipate," "estimate," "expect," "intend," "plan," "will," "may," "might," "could," "continue" and other similar expressions identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of several factors more fully described in "Risk Factors" and elsewhere in this Prospectus. The forward-looking statements made in this Prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

You should understand that under Sections 27A(b)(2)(B) of the Securities Act of 1933 and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 may not as a technical matter apply to statements made in connection with this offering.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be up to $21,296,000 based on the last reported price for our Common Stock on May 28, 2008 of $7.98.

We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offering. The net proceeds of this offering invested after two years will only be used for follow-on investments. Reserves for follow-on investments in any particular initial investment may be no more than the greater of twice the investment to date or five times the initial investment in the case of seed-stage investments, though we may invest more than the amount reserved for this purpose in any particular portfolio holding. Although we intend to make our initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in existing portfolio companies involved in other technologies. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which may well yield less than our operating expense ratio. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses. If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment.

PRICE RANGE OF COMMON STOCK

Our Common Stock is traded on the Nasdaq Global Market under the symbol "TINY."

The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq Global Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Net Asset Value ("NAV") Per Share at End of Period	Premium or (Discount) as a % of NAV
Quarter Ended	High	Low		High	Low

March 31, 2006	16.10	12.75	5.60	187.5	127.7
June 30, 2006	14.26	9.57	5.54	157.4	72.7
September 30, 2006	12.99	9.38	5.54	134.5	69.3
December 31, 2006	15.16	11.80	5.42	179.7	117.7

March 31, 2007	13.58	11.00	5.27	157.7	108.7
June 30, 2007	14.32	11.01	5.54	158.5	98.7
September 30, 2007	11.79	9.51	5.69	107.2	67.1
December 31, 2007	11.10	8.00	5.93	87.2	34.9

March 31, 2008	8.98	5.76	5.86	53.2	(1.7)

Historically, the shares of our Common Stock have traded at times at a discount and at other times at a premium to net asset value. The last reported price for our Common Stock on May 28, 2008 was $7.98 per share. As of May 27, 2008, we had approximately 136 shareholders of record.

BUSINESS

We are a venture capital company specializing in tiny technology. We were incorporated as a New York corporation in 1981. In 1995, we elected to be regulated as a business development company under the 1940 Act. Our investment objective is to achieve long-term capital appreciation, rather than current income, by making venture capital investments in early-stage companies. Although our portfolio includes one insignificant non-tiny technology investment made prior to 2001, we now make our initial investments exclusively in tiny technology companies. By making these investments, we seek to provide our shareholders with a specific focus on tiny technology through a portfolio of venture capital investments that address a variety of markets and products. We believe that we are the only publicly traded business development company making initial venture capital investments exclusively in tiny technology.

Nanotechnology, microsystems and microelectromechanical systems, (MEMS), are often referred to collectively as "tiny technology," or "small technology," by scientists and others in this field. Nanotechnology in particular is multidisciplinary and widely applicable, and it incorporates technology that is significantly smaller than is currently in widespread commercial use. Microsystems are measured in micrometers, which are units of measurement in millionths of a meter. Nanotechnology is measured in nanometers, which are units of measurement in billionths of a meter. Because it is a new field, tiny technology, and particularly nanotechnology, has significant scientific, engineering, regulatory and commercialization risks.

Except for our holdings of U.S. treasury securities for liquidity, all of our current investments are in privately held, venture-capital-backed companies. All of our active portfolio companies are involved in tiny technology. We define active portfolio companies as those companies that are currently operating and are not in the process of unwinding their businesses. Tiny technology, particularly nanotechnology, is found in many industries, including pharmaceuticals, medical devices, electronics and cleantech, which includes alternative-energy and energy-saving products. A subset of our tiny-technology companies are focused on the commercialization of cleantech products, which we refer to as our “Tiny Tech for Cleantech” portfolio. The use of nanotechnology-enabled advanced materials for clean energy in particular is an area of increasing global interest, and these types of materials are the cornerstones of new generations of photovoltaics, batteries, solid-state lighting, fuel cells, bio-fuels and other energy-related applications that are the focus of a number of recently funded early-stage companies. Although we have not specifically targeted investments in cleantech companies, as of March 31, 2008, eight of our 31 active portfolio companies were in our "Tiny Tech for Cleantech" portfolio. These companies represented 35.5 percent of the value of the active companies in our portfolio as of March 31, 2008.

As a venture capital company, we make it possible, through the ownership of our shares, for our shareholders to participate in this emerging field of tiny technology at an earlier stage than would typically be possible for them. By making investments in companies that control intellectual property relevant to tiny technology, we are building a portfolio that we believe will be difficult to replicate, as we believe it will likely become increasingly difficult to create new foundational intellectual property in nanotechnology.

As is usual in the venture capital industry, our venture capital investments are primarily in convertible preferred stock, which is usually the most senior security in a portfolio company’s equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of Common Stock (usually including the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature and, in many cases, a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash.

We have a long history of investing in venture capital and of business development. Our approach is traditional, including a patient examination of available early stage opportunities, thorough due diligence and close involvement with management. Unlike most private equity and venture capital funds, we will not be subject to any requirement to return capital to investors. Such requirements typically stipulate that these funds can only be invested once and, together with any capital gains on such investment, must be returned to investors, net of fees and carried interest in profits, after a pre-agreed time period. These provisions may cause private equity and venture capital funds to seek investments that are likely to be able to be sold relatively quickly or to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might. Because we typically invest as part of a syndicate of venture capital firms, their time horizons often determine ours, though we may provide seed capital before forming a syndicate with other investors, or maintain our investment in an investee company after it goes public, even after our co-investors sell or distribute their shares.

In addition, to the investor, we offer:

•	a portfolio consisting of investments that are generally available only to a small, highly specialized group of professional venture capital firms as investors;

•
a qualified team of professionals, including six full-time members of management, five of whom are designated as Managing Directors: Charles E. Harris, Douglas W. Jamison, Alexei A. Andreev, Michael A. Janse and Daniel B. Wolfe, and a Vice President, Misti Ushio, to evaluate and monitor investments. One of our directors is also a consultant to us, Lori D. Pressman. These seven professionals collectively have expertise in venture capital, intellectual property and tiny technology to evaluate and monitor investments;

•	the opportunity to benefit from our experience in a new field expected to permeate a variety of industries; and

•	through the ownership of our publicly traded shares, a measure of liquidity not available in typical underlying venture capital portfolio investments.

While we intend to make initial investments exclusively in companies that we believe are involved significantly in tiny technology, we may also make follow-on investments in our one existing non-tiny technology portfolio company. The balance of our funds is primarily invested in short-term U.S. government and agency securities. We are an internally managed investment company because our officers and employees, under the general supervision of our Board of Directors, control our operations. We have no investment adviser.

Subject to our compliance with business development company and tax code requirements, there are no limitations on the types of securities or other assets, foreign or domestic, in which we may invest. Investments may include the following:

•
equity, equity-related securities (including warrants) and debt with equity features from either private or public issuers, whether in corporate, partnership or other form, including development stage or start-up entities;

•	debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; and

•	to a limited extent, intellectual property, including patents, research and development in technology or product development that may lead to patents or other marketable technology.

Neither our investments nor an investment in our securities constitutes a balanced investment program. We have been and will continue to be risk seeking rather than risk averse in our investment approach. We reserve the fullest possible freedom of action regarding the types of investments we make and our relationship with our portfolio companies, subject to our certificate of incorporation, applicable law and regulations, and policy statements described herein. Our tiny technology investment policy is not a "fundamental policy" under the 1940 Act and, accordingly, may be changed without shareholder approval, although we will give shareholders at least 60 days prior written notice of any change.

Our business is subject to federal regulation under the 1940 Act, under which we have elected to operate as a business development company. As a business development company, we are subject to regulatory requirements, the most significant of which relate to our investments and borrowings. The 1940 Act provides that we may not make an investment in non-qualifying assets unless at the time at least 70 percent of the value of our total assets (measured as of the date of our most recently filed financial statements) consists of qualifying assets. We must also maintain a coverage ratio of assets to senior securities (such as debt and preferred stock) of at least 200 percent immediately after giving effect to the issuance of any senior securities. We are also required to offer managerial assistance to our portfolio companies, in addition to our investment. For tax purposes, we are a RIC under the Code.

We believe that increasing the size of our assets should lower our expenses as a proportion of average net assets because some of our costs, such as administration and public company expenses, are fixed and can be spread over a larger asset base and will decline as a percentage of assets as our assets increase. In addition, with more assets, we expect the average size of our investments to increase. Each due diligence investigation entails expenses whether or not we complete the transaction, and the cost of due diligence, negotiation and documentation of our investments does not vary proportionately with the size of the investment or intended investment.

Some expenses are expected to increase as new investments are made. We plan to add personnel to enable us to enlarge the scope of our activities and our expertise in tiny technology, and our hiring of new employees will increase with more assets under management. We also believe that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of our visibility and improve the trading liquidity of our shares on the Nasdaq Global Market. We may not realize any of these benefits.

Historical Investment Track Record

We incorporated under the laws of the State of New York in August 1981. In 1983, we invested in Otisville BioTech, Inc. Since our investment in Otisville in 1983 through March 31, 2008, we have made a total of 81 venture capital investments, including four private placement investments in securities of publicly traded companies (PIPES). We have exited 47 of these 81 investments, realizing total proceeds of $143,895,288 on our invested capital of $56,349,559. As measured from first dollar in to last dollar out, the average and median holding periods for these 47 investments were 3.77 years and 3.20 years, respectively. As measured by the 165 separate rounds of investment within these 47 investments, the average and median holding periods for the 165 separate rounds of investment were 2.93 years and 2.64 years, respectively. Nineteen of the 47 investments sold were profitable. The average and median holding periods, as measured from first dollar in, of these 19 profitable investments were 4.03 years and 3.35 years, respectively. Of these 19 profitable investments, seven were profitable sales after initial public offerings (IPOs), eight were profitable mergers and acquisitions transactions and four were profitable sales of PIPES. As measured from first dollar in, the average holding period for profitable exits after IPOs, mergers and acquisitions transactions and PIPES were 4.26 years, 4.06 years and 1.07 years, respectively.

Twenty-eight of the 47 investments sold were unprofitable. Twenty-seven of these investments were unprofitable non-IPO disposals, and we sold one investment, Princeton Video Image, Inc., that had had an IPO, at a loss. As measured from the first dollar in, the average holding period for the 27 unprofitable non-IPO exits was 3.49 years and the holding period for the unprofitable IPO exit was 7.74 years. Below is a list of holding periods for our eight historical IPOs. As measured from first dollar in to IPO date, the average and median holding periods were 4.56 years and 3.88 years, respectively.

Historical IPOs	Holding Period to IPO (yrs)

Alliance Pharmaceutical Corporation	6.39
Ag Services of America, Inc.	1.39
Molten Metal Technology, Inc.	3.25
Nanophase Technologies Corporation	3.07
Princeton Video Image, Inc. (formerly Princeton Electronic Billboard)	6.63
SciQuest, Inc. (formerly BioSupplyNet)	3.09
Genomica Corporation	4.52
NeuroMetrix, Inc.	8.14
Average	4.56
Median	3.88

In 1994, we invested in our first nanotechnology company, Nanophase Technologies Corporation. Recognizing the potential of tiny technology, we continued to monitor developments in the field, and since 2001 we have made tiny technology the exclusive focus of our initial investment activity. From August 2001 through March 2008, all 39 of our initial investments have been in companies involved in the development of products and technologies based on tiny technology.

At March 31, 2008, the remaining tiny technology venture capital investments in our portfolio, including one we invested in initially in 1994, were valued at $83,095,644, or 60.9 percent of our net assets, including net unrealized depreciation of $900,748. At March 31, 2008, we had 31 active tiny technology companies in our portfolio, and from first dollar in, the average and median holding periods for these 31 venture capital investments were 3.16 years and 2.87 years, respectively.

Tiny Technology Companies in Our Active Portfolio as of 3-31-08	Holding Period (yrs)

Adesto Technologies Corporation	1.11
Ancora Pharmaceuticals Inc.	0.91
BioVex Group, Inc.	0.51
BridgeLux, Inc. (formerly eLite Optoelectronics, Inc.)	2.87
Cambrios, Inc.	3.39
CFX Battery, Inc. (formerly Lifco, Inc.)	0.78
Crystal IS, Inc.	3.53
CSwitch Corporation	3.85
D-Wave Systems, Inc.	1.95
Ensemble Discovery Corporation	0.82
Innovalight, Inc.	1.95
Kereos, Inc.	2.87
Kovio, Inc.	2.39
Mersana Therapeutics, Inc. (formerly Nanopharma Corporation)	6.13
Metabolon, Inc.	2.22
Molecular Imprints, Inc.	4.01
NanoGram Corporation	4.92
Nanomix, Inc.	3.28
Nanosys, Inc.	4.99
Nantero, Inc.	6.65
NeoPhotonics Corporation 2004	4.32
Nextreme Thermal Solutions, Inc.	3.32
Phoenix Molecular, Inc.	0.46
Polatis, Inc. (formerly Continuum Photonics, Inc.)	5.77
PolyRemedy, Inc.	0.14
Questech Corporation (formerly Intaglio, Ltd.)	13.86
Siluria Technologies, Inc.	0.45
SiOnyx, Inc.	1.89
Solazyme, Inc.	3.35
Starfire Systems, Inc.	3.90
Xradia, Inc.	1.25

Average	3.16
Median	2.87

Tiny Technology

Tiny technology refers to nanotechnology, microsystems and MEMS, a variety of enabling technologies with critical dimensions below 100 micrometers. In our view, tiny technology is neither an industry nor a single technology. Tiny technology manifests itself in tools, materials, systems and devices that address broad markets, including instrumentation, alternative energy, electronics, photonics, computing, medical devices, pharmaceutical manufacturing, drug delivery and drug discovery. The development and commercialization of tiny technology often require the integration of multiple disciplines, including biology, physics, chemistry, materials science, computer science and the engineering sciences.

Examples of tiny technology-enabled products currently on the market are quite diverse. They include sensors, accelerometers used in automobiles to sense impact and deploy airbags, cosmetics with ingredients that block ultraviolet light but are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces, fast-acting painkillers and pharmaceutical therapeutics.

The following is a summary of the products currently released or under development by our active portfolio companies:

Tiny Technology Companies in Our Portfolio as of 3-31-08	Products Released / Available for Purchase	Products in Development
Adesto Technologies Corporation		Semiconductor products
Ancora Pharmaceuticals Inc.	Custom carbohydrate synthesis projects	Synthetic carbohydrates for Pharmaceutical markets
BioVex Group, Inc.		Novel biologics for treatment of cancer and infectious disease
BridgeLux, Inc. (formerly eLite Optoelectronics, Inc.)	High brightness LEDs	Additional colors and types of HB-LEDs
Cambrios, Inc.		Transparent conductors
Crystal IS, Inc.	Aluminum Nitride Substrates	High-performance UV Devices
CFX Battery, Inc. (formerly Lifco, Inc.)		Primary and rechargeable batteries
CSwitch Corporation		High-bandwidth configurable switches
D-Wave Systems, Inc.		High-speed analog / quantum computing
Ensemble Discovery Corporation		DNA Programmed chemistry for discovery of new therapeutics
Innovalight, Inc.		Thin-film photovaltics modules
Kereos, Inc.		Emulsion-based targeted therapeutics and molecular imaging agents
Kovio, Inc.		Semiconductor products using printed electronics
Mersana Therapeutics, Inc. (formerly Nanopharma Corporation)		Oncology-focused therapeutic products
Metabolon, Inc.	Metabolomics profiling services, Mselect and MProve Clinical	Biomarker discovery and diagnostic tools
Molecular Imprints, Inc.	Tools for nanoimprint lithography	Production scale tools for nanoimprint lithography
NanoGram Corporation	Tools and service business for discovery and production of nanoparticles	Application specific nanoparticles
Nanomix, Inc.	Carbon-nanotube based hydrogen sensors.	Carbon-nanotube based sensors
Nanosys, Inc.	Nanotechnology-enabled products for optical and life science applications	Flexible electronic devices, non-volatile memory, consumables for life sciences and fuel cells
Nantero, Inc.		Carbon-nanotube based non-volatile memory
NeoPhotonics Corporation	Active and passive optical components for optical networking	Additional products for optical networking

Tiny Technology Companies in Our Portfolio as of 3-31-08	Products Released / Available for Purchase	Products in Development

Nextreme Thermal Solutions, Inc.	Embedded thermoelectric cooler (eTEC) and UPF Optocooler and cooling LEDs and laser diodes	Thermoelectric devices for thermal management of integrated circuits and for power generation
Phoenix Molecular, Inc.		Products for the separation of chiral molecules
Polatis, Inc. (formerly Continuum Photonics, Inc.)	Microelectromechanical-enabled optical switches	Additional optical switching products
PolyRemedy, Inc.		Robotic manufacturing platform for wound treatment patches
Questech Corporation (formerly Intaglio, Ltd.)	Decorative tiles made of stone and microscale-metal materials
Siluria Technologies, Inc.		Nanomaterial-enabled products for a diverse set of markets
SiOnyx, Inc.		Optical detectors for detection and imaging of visible and infrared light
Solazyme, Inc.	Algae-produced oil for biodiesel	Algae-produced products including nutraceuticals, industrial chemicals and energy
Starfire Systems, Inc.	Ceramic brake rotors and pads and silicon-carbide polymers	Ceramic-based parts for applications in electronics, aerospace and automotive industries
Xradia, Inc.	3-D x-ray transmission and x-ray fluorescence microscopes and optics	Additional x-ray imaging tools

Within tiny technology, nanotechnology refers to devices and processes with critical dimensions below 0.1 micron, equal to 100 nanometers. A nanometer is 0.000000001 meter, or one billionth of a meter. It is at the scale below 100 nanometers, the nanoscale, that quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow previously unattainable material and device performance. Microsystems and MEMS both refer to materials, devices and processes that are on a micrometer size scale. A micrometer, which is also referred to as a micron, is 0.000001 meter, or one millionth of a meter. In practice, any device, or device enabled by components, in a size range from 100 microns down to 0.1 micron may be considered "micro."

Nanotechnology

There are various definitions of nanotechnology. Regardless of the definition used, the technology being defined qualifies as tiny technology. A commonly used measure of nanotechnology includes all materials, devices and processes with critical dimensions below 100 nanometers. Nanotechnology is defined by the U.S. Government’s National Nanotechnology Initiative as research and technology development at the atomic, molecular or macromolecular levels, in the length scale of approximately 1 - 100 nanometer range, to provide a fundamental understanding of phenomena and materials at the nanoscale and to create and use structures, devices and systems that have novel properties and functions because of their small and/or intermediate size.

The nanoscale is the scale at which quantum effects begin to dominate classical macroscale physics. At the nanoscale, size- and shape-dependent properties of materials allow heretofore unattainable material and device performance. Nanotechnology science and its implications are currently the subject of intense research and development efforts in governmental, academic and corporate sectors, in the United States and in other countries.

Government research funding and patenting activity, prerequisites to successful commercialization of nanotechnology, have been growing rapidly in recent years. Currently, researchers in the field are collaborating with entrepreneurs and venture capitalists to form companies around nanotechnology platforms. The first generation of nanotechnology products consists of instrumentation that permits visualization and manipulation of matter at the nanoscale, as well as passive nanostructures such as coatings, nanoparticles and polymers. Examples of commercial instrumentation include nanoimprint lithography equipment, new variations of the atomic force microscope and highly sensitive gene and protein detecting arrays. Examples of commercial nanostructures include cosmetics with ingredients that block ultraviolet light but that are invisible to the human eye, nanoclays used for strength in the running boards of minivans, textiles with liquid-stain repellant surfaces and fast-acting painkillers.

We believe that the next generation of nanotechnology products will likely consist of active nanostructures, including transistors, targeted drugs and chemicals, actuators and adaptive structures. Examples of products being developed include semiconductor nanowires that act as tiny transistors; functionalized, drug-delivering polymers that allow the release of therapeutics to be controlled by temperature, pH or a magnetic field at specified locations within the body; and engineered membrane structures for filtration.

We project that longer-term product opportunities may include integrated nanosystems involving heterogeneous nanocomponents and various assembling techniques. Patent applications explaining the science of these discoveries have recently been filed, and the first commercial entities formed to develop these technologies are emerging from universities, federal government labs and industrial research centers. Future product opportunities may include exponentially denser and faster electronic devices, with individual molecules acting as transistors; tissues and organs engineered from self-assembling polymers that form biomimetic structures; and new forms of computing developed by exploiting the superposition of quantum particles.

Microsystems

Microsystems are similar to MEMS, but without mechanical parts. Microsystems are microscale machines that sense information from the environment and provide a response to it. A microsystem often integrates mechanical, fluidic, optical and pneumatic components into a single system.

Examples of two established microsystem technologies include microarrays and lab-on-a-chip. Microarrays can identify thousands of genes simultaneously and usually perform one type of analysis multiple times. Lab-on-a-chip is a small chip containing microfluidic channels that quickly separate liquids and gases in order to permit microsensors to analyze the properties of the liquids and gases. The following are additional fields in which microsystems are currently being used:

•	Military/Aerospace — telemetry, communications, guidance systems, control circuitry and avionics.
•	Geophysical Exploration — seismic data acquisition and geophysical measurement equipment.
•	Medical Instrumentation — instrument motor controls and diagnostic devices.
•	Satellite Systems — power monitoring and control circuits.
•	Industrial Electronic Systems — measurement and diagnostics on rotating machinery.
•	Opto-Electronics — sub-miniature temperature controls and laser diode drivers for data transmission.

MEMS

MEMS often refers to three-dimensional devices with features between one and 100 microns that integrate electrical and mechanical structures. MEMS devices often contain a combination of sensors, actuators, mechanical structures and electronics that detect or respond to thermal, biological, chemical or optical information. To date, most commercial MEMS devices are batch fabricated out of silicon, using techniques based on standard semiconductor processes. Examples of devices incorporating MEMS technology include airbag release systems, smart pens for digital signatures, the Sony AIBO™ entertainment robot and Texas Instruments’ Digital Light Processing Cinema™ system.

Although the practical application of tiny technology requires great expertise to implement in manufacturing processes, we believe that tiny technology’s broad applicability potentially presents significant and diverse market opportunities. Our strategy is to invest in what we believe to be the best of these tiny technology companies in which we have the opportunity to invest, with emphasis on nanotechnology companies, assuming that we regard the terms of the investment to be acceptable.

GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES

The following are brief descriptions of each portfolio company in which we were invested as of March 31, 2008. The portfolio companies are presented in three categories: companies where we directly or indirectly own more than 25 percent of the outstanding voting securities of the portfolio company; companies where we directly or indirectly own five percent to 25 percent of the outstanding voting securities of the portfolio company or where we hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies where we directly or indirectly own less than five percent of the outstanding voting securities of the portfolio company and where we have no other affiliations. The value described below for each portfolio company is its fair value as determined by the Valuation Committee of our Board of Directors. Each portfolio company that we believe is not significantly involved in tiny technology is designated by an asterisk (*).

Controlled Affiliated Companies:

Evolved Nanomaterial Sciences, Inc. (ENS), was located at 675 Massachusetts Avenue, Cambridge, Massachusetts 02139, and was developing a number of nanotechnology-enabled approaches for the resolution of chiral molecules. As of March 31, 2008, we held 5,870,021 shares of Series A Convertible Preferred Stock (representing 52.10 percent of the total shares of Series A Convertible Preferred Stock Outstanding) of ENS. On September 30, 2007, ENS filed for Chapter 7 bankruptcy. As of the date above, our Valuation Committee valued the Series A Convertible Preferred Stock held by us at $0.

Phoenix Molecular, Inc., located at 111 West 57th Street, New York, New York 10019, is developing a number of nanotechnology-enabled approaches for the resolution of chiral molecules. As of March 31, 2008, we held 1,000 shares of Common Stock (representing 100 percent of the total shares of Common Stock outstanding) of Phoenix Molecular and $75,000 in Convertible Bridge Notes (representing 100 percent of the total Convertible Bridge Notes outstanding). As of the date above, our Valuation Committee valued the total amount of securities of Phoenix Molecular held by us at $77,011. Daniel B. Wolfe and Douglas W. Jamison serve as Directors of the company.

SiOnyx, Inc., located at 100 Cummings Center, Beverly, Massachusetts 01915, is developing silicon-based optoelectronic products enabled by its proprietary material, "Black Silicon." As of March 31, 2008, we held 233,499 shares of Series A Convertible Preferred Stock (representing 100 percent of the total shares of Series A Convertible Preferred Stock outstanding), 2,966,667 shares of Series A-1 Convertible Preferred Stock (representing 42.38 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding), and 4,207,537 shares of Series A-2 Convertible Preferred Stock (representing 22.23 percent of the total shares of Series A-2 Convertible Preferred Stock) of SiOnyx. As of the date above, our Valuation Committee valued the total amount of shares of SiOnyx held by us at $4,304,616. The Chief Executive Officer of the company is Stephen D. Saylor. Charles E. Harris serves as a Director of the company, and Daniel B. Wolfe serves as an observer to the Board of Directors of the company.

Non-Controlled Affiliated Companies:

Adesto Technologies Corporation, located at 1225 Innsbruck Drive, Sunnyvale, California 94089, is a "fables" company that develops semiconductor products. As of March 31, 2008, we held 6,547,619 shares of Series A Convertible Preferred Stock (representing 18.72 percent of the total shares of Series A Convertible Preferred Stock outstanding) of Adesto. As of the above date, our Valuation Committee valued the total amount of shares of Adesto held by us at $2,200,000. The Chief Executive Officer of the company is Narbeh Derhacobian. Michael A. Janse serves as a Director of the company.

Ancora Pharmaceuticals Inc., located at 200 Boston Avenue, Medford, Massachusetts 02155, is developing unique carbohydrate-based therapeutics including immunomodulatory drugs such as vaccines.  Ancora also works with pharmaceutical and industrial partners to provide customized carbohydrate material. As of March 31, 2008, we held 909,091 shares of Series B Convertible Preferred Stock (representing 71.23 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Ancora, as well as warrants to purchase 754,717 shares of Series B Convertible Preferred Stock of the company at $1.06 per share. As of the above date, our Valuation Committee valued the total amount of securities of Ancora held by us at $647,364. The Chief Executive Officer of the company is John Pena. Douglas W. Jamison serves as a Director of the company. Misti Ushio serves as an observer to the Board of Directors of the company.

BridgeLux, Inc., located at 1170 Sonora Court, Sunnyvale, California 94086, is developing high-power indium gallium nitride light emitting diodes that are used in various solid state lighting, mobile appliance, signage, and automotive applications. BridgeLux aims to use its proprietary designs and processes to manufacture high-power light emitting diodes in order to decrease the cost of production and increase adoption of solid-state lighting solutions in residential and commercial applications.  The company’s main competition include companies that manufacture and sell light emitting diodes such as Cree, Inc., Philips Lumileds Lighting Company, and Nichia Corporation.  The company is highly dependent on its intellectual property position and its ability to protect this position.  Revenue generated by the company may be affected positively or negatively by government regulations that favor one form of lighting solution over another.  As of March 31, 2008, we held 1,861,504 shares of Series B Convertible Preferred Stock (representing 11.70 percent of the total shares of Series B Convertible Preferred Stock outstanding),2,130,699 shares of Series C Convertible Preferred Stock (representing 6.61 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 666,667 shares of Series D Convertible Preferred Stock (representing 3.33 percent of the total shares of Series D Convertible Preferred Stock outstanding) of BridgeLux , as well as warrants to purchase 163,900 shares of Series C Convertible Preferred Stock of the company at $0.7136 per share. As of the above date, our Valuation Committee valued of the total amount of securities of BridgeLux held by us at $7,218,652. The Chief Executive Officer of the company is Mark Swoboda. Michael A. Janse serves as an observer to the Board of Directors of the company.

Cambrios Technology Corporation, located at 2450 Bayshore Parkway, Mountain View, California 94043, is developing methods of synthesizing nanomaterials and assembling them into useful structures for use in applications in electronics, solar energy and solid-state lighting. As of March 31, 2008, we held 1,294,025 shares of Series B Convertible Preferred Stock (representing 10.78 percent of the total shares of Series B Convertible Preferred Stock outstanding) and 1,300,000 shares of Series C Convertible Preferred Stock (representing 6.66 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Cambrios. As of the above date, our Valuation Committee valued the total amount of shares of Cambrios held by us at $2,594,025. The Chief Executive Officer of the company is Michael R. Knapp. Michael A. Janse serves as an observer to the Board of Directors of the company.

CFX Battery, Inc., located at 3943 Veselich Avenue, Los Angles, California 90039, is developing primary and rechargeable batteries enabled by nanotechnology. As of March 31, 2008, we held 1,208,262 shares of Series A Convertible Preferred Stock (representing 13.17 percent of the total shares of Series A Convertible Preferred Stock outstanding) of CFX Battery. As of the date above, our Valuation Committee valued the Series A Convertible Preferred Stock held by us at $946,528. The Chief Executive Officer of the company is Joe Fisher. On February 28, 2008, Lifco merged with CFX Battery, Inc. The surviving entity is CFX Battery, Inc. Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Crystal IS, Inc., located at 70 Cohoes Avenue, Green Island, New York 12183, is developing methods to produce large, single-crystal substrates of aluminum nitride (AlN) for use in the gallium nitride semiconductor industry. As of March 31, 2008, we held 391,571 shares of Series A Convertible Preferred Stock (representing 5.66 percent of the total shares of Series A Convertible Preferred Stock outstanding) and 1,300,376 shares of Series A-1 Convertible Preferred Stock (representing 9.51 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) of Crystal IS, as well as warrants to purchase 21,977 shares of Series A-1 Convertible Preferred Stock of the company at $0.78 per share. As of the date above, our Valuation Committee valued the total amount of securities of Crystal IS held by us at $1,333,255. The Chief Executive Officer of the company is Nicholas J. Wood. Michael A. Janse serves as an observer to the Board of Directors of the company.

CSwitch Corporation, located at 3131 Jay Street, Santa Clara, California 95054, is developing the next generation of low-power, efficient, and highly-integrated system-on-a-chip (SOC) solutions for a wide range of communications-based platforms. As of March 31, 2008, we held 6,863,118 shares of Series A-1 Convertible Preferred Stock (representing 9.76 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) and $529,852 in Convertible Bridge Notes (representing 9.62 percent of the total Convertible Bridge Notes outstanding) of CSwitch. As of the date above, our Valuation Committee valued the total amount of securities of CSwitch held by us at $3,983,708. The Chief Executive Officer of the company is Doug Laird. Alexei A. Andreev serves as a Director of the company.

D-Wave Systems, Inc., located at 100-4401 Still Creek Drive, Burnaby, British Columbia, V5C 6G9, Canada, is developing high-performance quantum computing systems for commercial use in logistics, bioinformatics, life and physical sciences, quantitative finance and electronic design automation. As of March 31, 2008, we held 2,000,000 shares of Series B Convertible Preferred Stock (representing 13.55 percent of the total number of shares of Series B Convertible Preferred Stock outstanding) and 678,264 shares of Series C Convertible Preferred Stock (representing 4.42 percent of the total shares of Series C Convertible Preferred Stock outstanding) of D-Wave. As of the date above, our Valuation Committee valued the total amount of securities of D-Wave Systems held by us at $2,893,308. The Chief Executive Officer of the company is Herb Martin. Alexei A. Andreev serves as a Director of the company. D-Wave Systems, Inc. is not an eligible portfolio company under the 1940 Act, because it operates primarily outside the United States.

Ensemble Discovery Corporation, located at 99 Erie Street, Cambridge, Massachusetts 02139, is developing classes of drugs and bioassays based on its proprietary DNA-Programmed Chemistry™ (DPC™) platform. Using DPC, Ensemble has built a product platform that will support the development of novel classes of therapeutics and bioassays for research and diagnostics. As of March 31, 2008, we held 1,449,275 shares of Series B Convertible Preferred Stock (representing 13.33 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Ensemble. As of the date above, our Valuation Committee valued the Series B Convertible Preferred Stock held by us at $2,000,000. The Chief Executive Officer of the company is Michael D. Taylor. Daniel B. Wolfe serves as an observer to the Board of Directors of the company.

Innovalight, Inc., located at 965 East Arques, Sunnyvale, California 94085, is developing renewable energy products based on silicon nanotechnology. Innovalight is focused on bringing ultra low-cost solar power modules to the marketplace. The company uses a proprietary silicon-ink process to print thin-film solar power modules. Leveraging the advantages of solvent-based processing, Innovalight aims to accelerate the promise of more affordable solar power solutions for residential and commercial applications. The market for solar-energy solutions is estimated to be $15 billion and expected to grow to $36 billion by 2010. Innovalight is a development company and has yet to generate significant revenues from the commercial sale of products. The company’s main competition in this market include companies such as First Solar, Inc., Evergreen Solar, Inc., Sunpower, Inc., and Canadian Solar, Inc., as these companies are also focused on the commercialization of solar power modules. The company is highly dependent on its intellectual property position and its ability to protect this position. Revenue generated by the company may be affected positively or negatively by government regulations that favor one form of energy generation over another. As of March 31, 2008, we held 16,666,666 shares of Series B Convertible Preferred Stock (representing 33.33 percent of the total shares of Series B Convertible Preferred Stock outstanding) and 5,810,577 shares of Series C Convertible Preferred Stock (representing 7.12 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Innovalight. The Chief Executive Officer of the company is Conrad Burke. The Chief Technical Officer and Vice President of Engineering is Homer Antoniadis. The Chairman of the Board of Directors of the company is Alf Bjørseth. As of the date above, our Valuation Committee valued the total amount of shares held by us at $7,711,784. Michael A. Janse serves as a Director of the company.

Kereos, Inc., located at 4041 Forest Park Ave., Saint Louis, Missouri 63108, is developing molecular imaging agents and targeted therapeutics for the detection and treatment of cancer and cardiovascular disease based on proprietary ligand-targeted emulsion technologies. As of March 31, 2008, we held 545,456 shares of Series B Convertible Preferred Stock (representing 8.06 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Kereos. As of the date above, our Valuation Committee valued the Series B Convertible Preferred Stock held by us at $120,850. The Chief Executive Officer of the company is Robert A. Beardsley. Daniel B. Wolfe serves as an observer to the Board of Directors of the company.

Kovio, Inc., located at 1145 Sonora Court, Sunnyvale, California 94086, is developing semiconductor products using thin film technologies, printed electronics and nanoparticle inks. As of March 31, 2008, we held 2,500,000 shares of Series C Convertible Preferred Stock (representing 20.21 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 800,000 shares of Series D Convertible Preferred Stock (representing 4.40 percent of the total shares of Series D Convertible Preferred Stock outstanding) of Kovio. As of the date above, our Valuation Committee valued the total amount of shares held by us at $4,125,000. The Chief Executive Officer of the company is Amir Mashkoori. Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Mersana Therapeutics, Inc., located at 840 Memorial Drive, Cambridge, Massachusetts 02139, is a pharmaceutical company founded to develop advanced drug delivery systems based on proprietary molecular constructs and "biological stealth" materials.  As of March 31, 2008, we held 68,451 shares of Series A Convertible Preferred Stock (representing 87.50 percent of the total shares of Series A Convertible Preferred Stock outstanding) and 866,500 shares of Series B Convertible Preferred Stock (representing 8.22 percent of the total shares of Series B Convertible Preferred Stock outstanding) of Mersana, as well as warrants to purchase 91,625 shares of Series B Convertible Preferred Stock of the company at a price of $2.00 per share.  As of the date above, our Valuation Committee valued the total securities of Mersana held by us at $1,982,876.  The Chief Executive Officer of the company is Julie A. Olson.  Charles E. Harris serves as a Director of the company. Misti Ushio serves as an observer to the Board of Directors of the company.

Metabolon, Inc., located at 800 Capitola Drive, Durham, North Carolina 27713, is using a proprietary technology platform in metabolomics to map changes in metabolic pathways for the identification of biomarkers and the early diagnosis of disease states. As of March 31, 2008, we held 2,173,913 shares of Series B Convertible Preferred Stock (representing 31.25 percent of the total shares of Series B Preferred Stock outstanding) and 869,565 shares of Series B-1 Convertible Preferred Stock (representing 32.74 percent of the total shares of Series B-1 Convertible Preferred Stock outstanding) of Metablolon as well as warrants to purchase 434,783 shares of Series B-1 Convertible Preferred Stock of the company at a price of $1.15 per share. As of the date above, our Valuation Committee valued the total amount of securities of Metabolon held by us at $2,765,535. The Chief Executive Officer of the company is John Ryals. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

NanoGram Corporation, located at 165 Topaz Street, Milpitas, California 95035, is using its proprietary laser-deposition technologies to deposit inorganic nanocrystals for energy-related applications such as photovoltaics, solid-state lighting and batteries. As of March 31, 2008 we held 63,210 shares of Series I Convertible Preferred Stock (representing 1.99 percent of the total shares of Series I Convertible Preferred Stock outstanding), 1,250,904 shares of Series II Convertible Preferred Stock (representing 12.47 percent of the total shares of Series II Convertible Preferred Stock outstanding) and 1,242,144 shares of Series III Convertible Preferred Stock (representing 6.74 percent of the total shares of Series III Convertible Preferred Stock outstanding) and 432,179 shares of Series IV Convertible Preferred Stock (representing 2.66 percent of the total shares of Series IV Convertible Preferred Stock outstanding) of NanoGram. As of the date above, our Valuation Committee valued the total amount of shares of NanoGram held by us at $5,887,222. The Chief Executive Officer of the company is Kieran F. Drain. Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Nanomix, Inc., located at 5980 Horton Street, Emeryville, California 94608, is developing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures. As of March 31, 2008, we held 977,917 shares of Series C Convertible Preferred Stock (representing 18.12 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 6,802,397 shares of Series D Convertible Preferred Stock (representing 6.49 percent of the total shares of Series D Convertible Preferred Stock outstanding) of Nanomix. As of the above date, our Valuation Committee valued the total amount of shares of Nanomix held by us at $1,010,468. The Chief Executive Officer of the company is Garrett Gruener. Michael A. Janse serves as a Director of the Company.

Nextreme Thermal Solutions, Inc., located at 3908 Patriot Drive, Durham, North Carolina, 27703, is developing next-generation thermoelectrics based on its unique, thin-film technology for applications that require high-performance solutions for thermal management solutions. As of March 31, 2008, we held 1,750,000 shares of Series A Convertible Preferred Stock (representing 16.82 percent of the total shares of Series A Convertible Preferred Stock outstanding) and $377,580 in Convertible Bridge Notes (representing 16.82 percent of the total Convertible Bridge Notes outstanding) of Nextreme. As of the above date, our Valuation Committee valued the total amount of securities of Nextreme held by us at $2,127,580. The Chief Executive Officer of the company is Jesko von Windheim. Douglas W. Jamison serves as a Director of the Company. Daniel B. Wolfe serves as an observer to the Board of Directors of the company.

Questech Corporation, located at 92 Park Street, Rutland, Vermont 05701, manufactures and sells tile and trim products, based on its proprietary technology, with revenue generated from stock products. We originally invested in Questech on May 26, 1994. We did not invest in Questech as a tiny technology company, but Questech’s proprietary technology is dependent on micro-scale processes. Thus, Questech may be regarded as a tiny technology holding. As of March 31, 2008, we held 655,454 shares of Common Stock (representing 8.07 percent of the total shares of Common Stock outstanding) of Questech, as well as warrants to purchase 10,000 shares of Common Stock of the company at $1.50 per share. As of the date above, our Valuation Committee valued the total amount of securities of Questech held by us at $129,817. The Chief Executive Officer of the company is Barry J. Culkin.

Siluria Technologies, Inc., located at 2750 Sand Hill Road, Menlo Park, California 94025, is developing next-generation nanomaterials. As of March 31, 2008, we held 482,218 shares of Series S-2 Convertible Preferred Stock (representing 10.72 percent of the total shares of Series S-2 Convertible Preferred Stock outstanding) of Siluria. As of the above date, our Valuation Committee valued the Series S-2 Convertible Preferred Stock of Siluria held by us at $160,723. The General Manager of the company is Alex Tkachenko. Michael A. Janse serves as an observer to the Board of Directors of the company.

Solazyme, Inc., located at 561 Eccles Avenues, South San Francisco, California 94080, is developing agal biodiesel, industrial chemicals and special ingredients based on synthetic biology. As of March 31, 2008, we held 988,204 shares of Series A Convertible Preferred Stock (representing 12.76 percent of the total shares of outstanding of Series A Convertible Preferred Stock), 495,246 shares of Series B Convertible Preferred Stock (representing 5.77 percent of the total shares of outstanding of Series B Convertible Preferred Stock) and $2,000,000 in Convertible Bridge Notes (representing 32.00 percent of the total Convertible Bridge Notes outstanding) of Solazyme. As of the date above, our Valuation Committee valued the total amount of securities of Solazyme held by us at $3,507,225. The Chief Executive Officer of the company is Jonathan S. Wolfson. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

Xradia, Inc., located at 5052 Commercial Circle, Concord, California 94520, is developing and manufacturing a suite of high-resolution x-ray microscopes and fluorescence imaging systems for non-destructive imaging of embedded internal structures. As of March 31, 2008, we held 3,121,099 shares of Series D Convertible Preferred Stock (representing 57.14 percent of the total shares of Series D Convertible Preferred Stock Outstanding) of Xradia. As of the date above, our Valuation Committee fair valued the Series D Convertible Preferred Stock held by us at $4,000,000. The Chief Executive Officer of the company is Rod Browning. Alexei A. Andreev serves as a Director of the company.

Zia Laser, Inc., was located at 801 University Boulevard SE, Albuquerque, New Mexico 87106, and was developing quantum dot-based semiconductor laser technology for application in microprocessors. As of March 31, 2008, we held 1,500,000 shares of Series C Convertible Preferred Shares (representing 17.48 percent of the total shares of Series C Convertible Preferred Shares outstanding) of Zia Laser. On November 30, 2006, the assets of Zia Laser were acquired by Innolume, Inc. As of the above date, our Valuation Committee valued the Series C Convertible Preferred Shares of Zia Laser held by us at $21,330.

Unaffiliated Companies:

BioVex Group, Inc., located at 34 Commerce Way, Woburn, Massachusetts 01801, is developing biological treatments for cancer and the prevention of infectious disease. As of March 31, 2008, we held 2,799,552 shares of Series E Convertible Preferred Stock (representing 9.92 percent of the total shares of Series E Convertible Preferred Stock outstanding) of BioVex. As of the above date, our Valuation Committee valued the Series E Convertible Preferred Stock of BioVex held by us at $2,500,000. The Chief Executive Officer of the company is Philip Astley-Sparke. Misti Ushio serves as an observer to the Board of Directors of the company.

*Exponential Business Development Company, located at 460 Oakridge Common, South Salem, New York 10590, is a venture capital partnership that invests in early stage manufacturing, software development and communication technology industries in the Albany area. As of March 31, 2008, we held one Limited Partnership Unit (representing 0.87 percent of the total Limited Partnership Units outstanding) of the company. As of the date above, our Valuation Committee valued the Limited Partnership Unit held by us at $2,219. The manager of the portfolio of the company is NewTek Capital, Inc.

Molecular Imprints, Inc., located at 1807 West Braker Lane, Austin, Texas 78758, is developing lithography systems and technology for manufacturing applications in the areas of nanodevices, microstructures, advanced packaging, bio devices, optical components and semiconductor devices. As of March 31, 2008, we held 1,333,333 shares of Series B Convertible Preferred Stock (representing 6.55 percent of the total shares of Series B Preferred Stock outstanding) and 1,250,000 shares of Series C Convertible Preferred Stock (representing 14.75 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Molecular Imprints, as well as warrants to purchase 125,000 shares of Series C Convertible Preferred Stock of the company at a price of $2.00 per share. As of the date above, our Valuation Committee valued the total amount of securities of Molecular Imprints held by us at $4,500,000. The Chief Executive Officer of the company is Mark Melliar-Smith. Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Nanosys, Inc., located at 2625 Hanover Street, Palo Alto, California 94304, is a company with broad-based intellectual property that is initially commercializing applications in macroelectronics, memory, and fuel cells. These applications incorporate zero and one-dimensional, nanometer-scale materials, such as nanowires and nanodots (quantum dots), as their principal active elements. As of March 31, 2008, we held 803,428 shares of Series C Convertible Preferred Stock (representing 4.00 percent of the total shares of Series C Convertible Preferred Stock outstanding) and 1,016,950 shares of Series D Convertible Preferred Stock (representing 6.28 percent of the total shares of Series D Preferred Stock outstanding) of Nanosys. As of the date above, our Valuation Committee valued the total amount of shares of Nanosys held by us at $5,370,116. The Chief Executive Officer of the company is Steven Goldby.

Nantero, Inc., located at 25-E Olympia Avenue, Woburn, Massachusetts 01801, is developing non-volatile random access memory based on carbon nanotubes. As of March 31, 2008, we held 345,070 shares of Series A Convertible Preferred Stock (representing 8.17 percent of the total shares of Series A Preferred Stock outstanding), 207,051 shares of Series B Convertible Preferred Stock (representing 3.08 percent of the total shares of Series B Convertible Preferred Stock outstanding) and 188,315 shares of Series C Convertible Preferred Stock (representing 3.75 percent of the total shares of Series C Convertible Preferred Stock outstanding) of Nantero. As of the date above, our Valuation Committee valued the total amount of shares of Nantero held by us at $2,246,409. The Chief Executive Officer of the company is Greg Schmergel.

NeoPhotonics Corporation, located at 2911 Zanker Road, San Jose, California 95134, is developing functional optical component arrays to offer integrated optical "systems on a chip" to component vendors. As of March 31, 2008, we held 716,195 shares of Common Stock (representing 1.50 percent of the total shares of Common Stock outstanding), 1,831,256 shares of Series 1 Convertible Preferred Stock (representing 4.05 percent of the total Series 1 Convertible Preferred Stock), 741,898 shares of Series 2 Convertible Preferred Stock (representing 3.46 percent of the total shares of Series 2 Convertible Preferred Stock outstanding) and 2,750,000 shares of Series 3 Convertible Preferred Stock (representing 2.76 percent of the total shares of Series 3 Convertible Preferred Stock outstanding) of NeoPhotonics, as well as warrants to purchase 30,427 shares of Common Stock of the company at $0.15 per share. As of the date above, our Valuation Committee valued the total amount of securities of NeoPhotonics held by us at $5,459,216. The Chief Executive Officer of the company is Timothy S. Jenks. Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Polatis, Inc., located at 5 Fortune Drive, Billerica, Massachusetts 01821, is developing a family of MEMS switches for optical network applications, based on Polatis’s proprietary piezoelectric ceramic substrates. As of March 31, 2008, we held 16,775 shares of the Series A-1 Convertible Preferred Stock (representing 6.17 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding), 71,611 shares of Series A-2 Convertible Preferred Stock (representing 4.65 percent of the total Series A-2 Convertible Preferred Stock outstanding), 4,774 shares of Series A-4 Convertible Preferred Stock (representing 4.65 percent of the total shares of Series A-4 Convertible Preferred Stock outstanding) and 16,438 shares of Series A-5 Convertible Preferred Stock (representing 1.79 percent of the total shares of Series A-5 Convertible Preferred Stock outstanding) of Polatis. As of the date above, our Valuation Committee valued the total amount of shares of Polatis held by us at $276,526. The Chief Executive Officer of the company is David Lewis. Lori D. Pressman serves as an observer to the Board of Directors of the company.

PolyRemedy, Inc., located at 2637 Marine Way, Suite 100, Mountain View, California 94043, is developing a robotic manufacturing platform for wound treatment patches. As of March 31, 2008, we held 287,647 shares of Series B-1 Convertible Preferred Stock (representing 1.52 percent of the total shares of the Series B-1 Convertible Preferred Stock outstanding) of PolyRemedy. As of the date above, our Valuation Committee valued the total amount of shares of PolyRemedy held by us at $244,500. The Chief Executive Officer of the company is Daniel A. Eckert.  Alexei A. Andreev serves as an observer to the Board of Directors of the company.

Starfire Systems, Inc., located at 10 Hermes Road, Malta, New York 12020, offers a family of patented silicon carbide forming polymers for the manufacture of advanced ceramic materials applications. As of March 31, 2008, we held 375,000 shares of Common Stock (representing 4.59 percent of the total shares of Common Stock outstanding) and 600,000 shares of Series A-1 Convertible Preferred Stock (representing 12.87 percent of the total shares of Series A-1 Convertible Preferred Stock outstanding) of Starfire. As of the above date, our Valuation Committee valued the total amount of shares of Starfire held by us at $750,000. The Chief Executive Officer of the company is Richard M. Saburro. Douglas W. Jamison serves as an observer to the Board of Directors of the company.

Although Ancora, BridgeLux, Crystal IS, Metabolon, Molecular Imprints, NanoGram, Nanomix, Nanosys, NeoPhotonics, Nextreme, Polatis, Questech, Solazyme, Starfire Systems and Xradia are all generating revenues ranging from nominal to significant from commercial sales of products and/or services, they are all still relatively early-stage companies with the attendant risks. Additionally, with the exceptions of BridgeLux, Exponential, Molecular Imprints, NeoPhotonics, Questech and Xradia we consider all of the foregoing portfolio companies to be development-stage companies. This term is used to describe a company that devotes substantially all of its efforts to establishing a new business, and either has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them. Any of the private companies may require additional funding that may not be obtainable at all or on the terms of their most recent fundings, which would result in partial or complete write-downs in the value of our investment. In general, private equity is difficult to obtain, especially in the current capital markets environment. Each company is dependent upon a single or small number of customers and/or key operating personnel. All of the foregoing companies rely heavily upon the technology associated with their respective business or, in the case of Exponential, with the companies in which it invests. Therefore, each company places great importance on its relevant patents, trademarks, licenses, algorithms, trade secrets, franchises or concessions. Lastly, each company is particularly vulnerable to general economic, private equity and capital markets conditions and to changes in government regulation, interest rates or technology.

As a participant in the venture capital business, we invest primarily in private companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.

DETERMINATION OF NET ASSET VALUE

Our investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Investments in intellectual property, patents, research and development in technology or product development;
•	Long-term fixed-income securities;
•	Short-term fixed-income securities; and
•	All other securities.

The 1940 Act requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at “fair value” as determined in good faith by or under the direction of the Board of Directors.

Our Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

Our Valuation Committee, comprised of all of the independent Board members, is responsible for reviewing and approving the valuation of our assets within the guidelines established by the Board of Directors.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

Approaches to Determining Fair Value

Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("SFAS No. 157") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

The main approaches to measuring fair value utilized are the market approach and the income approach.

•
Market Approach: The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. For example, the market approach often uses market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range each appropriate multiple falls requires judgment considering factors specific to the measurement (qualitative and quantitative).

•
Income Approach: The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

SFAS No. 157 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

•
Level 2: Quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

•	Level 3: Unobservable inputs for the asset or liability.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of the five broad categories as follows:

Equity-Related Securities

Equity-related securities, including warrants, are fair valued using the market or income approaches. The following factors may be considered when the market approach is used to fair value these types of securities: readily available public market quotations; the cost of the Company’s investment; transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation; the financial condition and operating results of the company; the long-term potential of the business and technology of the company; the values of similar securities issued by companies in similar businesses; multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive; the proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and the rights and preferences of the class of securities we own as compared to other classes of securities the portfolio company has issued. When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

Investments in Intellectual Property, Patents, Research and Development in Technology or Product Development

These investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including: the cost of the Company’s investment; investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties; the results of research and development; product development progress; commercial prospects; term of patent projected markets; and other subjective factors.

As of March 31, 2008, we did not have any investments in intellectual property, patents, research and development in technology or product development.

Long-Term Fixed-Income Securities

Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.

Long-term fixed-income securities for which market quotations are not readily available are fair valued using the market approach. The factors that may be considered when valuing these types of securities by the market approach include: credit quality; interest rate analysis; quotations from broker-dealers; prices from independent pricing services that the Board believes are reasonably reliable; and reasonable price discovery procedures and data from other sources.

Short-Term Fixed-Income Securities

Short-Term fixed-income securities are valued using the market approach in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

All Other Securities

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above. As of March 31, 2008, we did not have any of these investments.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed above. They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

Determinations of Net Asset Value in Connection with Offerings

In connection with each offering of our Common Stock, our Board of Directors or a committee thereof is required to make the determination that we are not selling our Common Stock at a price below the then current net asset value of our Common Stock at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our Common Stock disclosed in the most recent periodic report we filed with the SEC;

•
our Management’s assessment of whether any material change in the net asset value of our Common Stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our Common Stock to the period ending two days prior to the date of the sale of our Common Stock; and

•
the magnitude of the difference between the net asset value of our Common Stock disclosed in the most recent periodic report we filed with the SEC and our Management’s assessment of any material change in the net asset value of our Common Stock since the date of the most recently disclosed net asset value of our Common Stock, and the offering price of our Common Stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue our Common Stock at a price below the then current net asset value of our Common Stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in our registration statements) to suspend the offering of our Common stock if the net asset value of our Common Stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our Common Stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our Common Stock to ensure that such undertaking has not been triggered.

INVESTMENT POLICIES

Investments and Strategies

The following is a summary description of the types of assets in which we may invest, the investment strategies we may utilize and the attendant risks associated with our investments and strategies. For a full description of our investments and strategies, please refer to our Annual Report on Form 10-K.

Equity, Equity-Related Securities and Debt with Equity Features

We may invest in equity, equity-related securities and debt with equity features. These securities include common stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests and warrants, options or other rights to acquire any of the foregoing.

We may make investments in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. These investments would involve businesses that management believes have turn around potential through the infusion of additional capital and management assistance. In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies. There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

We may also invest in publicly traded securities of whatever nature, including relatively small, emerging growth companies that management believes have long-term growth possibilities. Pursuant to a rule adopted by the SEC, our investments in U.S. non-financial public companies whose securities are not listed on a securities exchange will generally be treated as qualifying assets for purposes of maintaining our business development company status if we acquire such investments in private placements or secondary market transactions.

Warrants, options and convertible or exchangeable securities generally give the investor the right to acquire specified equity securities of an issuer at a specified price during a specified period or on a specified date. Warrants and options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or option. When we invest in these securities, we incur the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of our investment.

Our investments in equity securities usually involve securities of private companies that are restricted as to sale and cannot be sold in the open market without registration under the Securities Act of 1933 or pursuant to a specific exemption from these registrations. Opportunities for sale are more limited than in the case of marketable securities, although these investments may be purchased at more advantageous prices and may offer attractive investment opportunities. Even if one of our portfolio companies completes an initial public offering, we are typically subject to a lock-up agreement, and the stock price may decline substantially before we are free to sell. Even if we have registration rights to make our investments more marketable, a considerable amount of time may elapse between a decision to sell or register the securities for sale and the time when we are able to sell the securities. The prices obtainable upon sale may be adversely affected by market conditions or negative conditions affecting the issuer during the intervening time.

Venture Capital Investments

We expect to invest in development stage or start-up businesses. Substantially all of our long-term investments are in thinly capitalized, unproven, small companies focused on risky technologies. These businesses also tend to lack management depth, to have limited or no history of operations and to have not attained profitability. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable and some will never realize their potential.

We may own 100 percent of the securities of a start-up investment for a period of time and may control the company for a substantial period. Start-up companies are more vulnerable than better capitalized companies to adverse business or economic developments. Start-up businesses generally have limited product lines, service niches, markets and/or financial resources. Start-up companies are not well-known to the investing public and are subject to potential bankruptcy, general movements in markets and perceptions of potential growth.

In connection with our venture capital investments, we may participate in providing a variety of services to our portfolio companies, including the following:

•	recruiting management;

•	formulating operating strategies;

•	formulating intellectual property strategies;

•	assisting in financial planning;

•	providing management in the initial start-up stages; and

•	establishing corporate goals.

We may assist in raising additional capital for these companies from other potential investors and may subordinate our own investment to that of other investors. We may also find it necessary or appropriate to provide additional capital of our own. We may introduce these companies to potential joint venture partners, suppliers and customers. In addition, we may assist in establishing relationships with investment bankers and other professionals. We may also assist with mergers and acquisitions. We do not derive income from these companies for the performance of any of the above services.

We may control, be represented on or have observer rights on the Board of Directors of a portfolio company by one or more of our officers or directors, who may also serve as officers of the portfolio company. We indemnify our officers and directors for serving on the Boards of Directors or as officers of portfolio companies, which exposes us to additional risks. Particularly during the early stages of an investment, we may in effect be involved in the conduct of the operations of the portfolio company. As a venture company emerges from the developmental stage with greater management depth and experience, we expect that our role in the portfolio company’s operations will diminish. Our goal is to assist each company in establishing its own independent capitalization, management and Board of Directors. We expect to be able to reduce our interest in those start-up companies which become successful.

Debt Obligations

We may hold debt securities for income and as a reserve pending more speculative investments. Debt obligations may include U.S. government and agency securities, commercial paper, bankers’ acceptances, receivables or other asset-based financing, notes, bonds, debentures, or other debt obligations of any nature and repurchase agreements related to these securities. These obligations may have varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity from private, public or governmental issuers of any type located anywhere in the world. We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or are involved in bankruptcy or reorganization proceedings, or that are start-up or development stage entities. In addition, we may participate in the acquisition or divestiture of companies or divisions of companies through issuance or receipt of debt obligations. As of March 31, 2008, the debt obligations held in our portfolio consisted of convertible bridge notes and U.S. Treasury securities.

It is likely that our investments in debt obligations will be of varying quality, including non-rated, unsecured, highly speculative debt investments with limited marketability. Investments in lower-rated and non-rated securities, commonly referred to as "junk bonds," are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Generally, lower-rated securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of these securities. Lower-rated securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

The markets in which lower-rated securities or comparable non-rated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict our ability to obtain accurate market quotations for the purposes of valuing lower-rated or non-rated securities and calculating net asset value or to sell securities at their fair value. Any economic downturn could adversely affect the ability of issuers’ lower-rated securities to repay principal and pay interest thereon. The market values of lower-rated and non-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss owing to default by these issuers is significantly greater because lower-rated securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. We may incur additional expenses to the extent that we are required to seek recovery upon a default in the payment of principal or interest on our portfolio holdings.

The market value of investments in debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type at the time purchased. When interest rates decline, the market value of a debt portfolio already invested at higher yields can be expected to rise if the securities are protected against early call. Similarly, when interest rates increase, the market value of a debt portfolio already invested at lower yields can be expected to decline. Deterioration in credit quality also generally causes a decline in market value of the security, while an improvement in credit quality generally leads to increased value.

Foreign Securities

We may make investments in securities of issuers whose principal operations are conducted outside the United States, and whose earnings and securities are stated in foreign currency. In order to maintain our status as a business development company, our investments in the stocks of companies organized outside the U.S. would be limited to 30 percent of our assets, because we must invest at least 70 percent of our assets in "qualifying assets" and securities of foreign companies are not "qualifying assets."

Compared to otherwise comparable investments in securities of U.S. issuers, currency exchange risk of securities of foreign issuers is a significant variable. The value of these investments to us will vary with the relation of the currency in which they are denominated to the U.S. dollar, as well as with intrinsic elements of value such as credit risk, interest rates and performance of the issuer. Investments in foreign securities also involve risks relating to economic and political developments, including nationalization, expropriation, currency exchange freezes and local recession. Securities of many foreign issuers are less liquid and more volatile than those of comparable U.S. issuers. Interest and dividend income and capital gains on our foreign securities may be subject to withholding and other taxes that may not be recoverable by us. We may seek to hedge all or part of the currency risk of our investments in foreign securities through the use of futures, options and forward currency purchases or sales.

Intellectual Property

We believe there is a role for organizations that can assist in technology transfer. Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions.

Our form of investment may be:

•	funding research and development in the development of a technology;
•	obtaining licensing rights to intellectual property or patents;
•	acquiring intellectual property or patents; or
•	forming and funding companies or joint ventures to further commercialize intellectual property.

Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income, or some other form of remuneration. Investment in developmental intellectual property rights involves a high degree of risk that can result in the loss of our entire investment as well as additional risks including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment. Further, investments in intellectual property generally require investor patience as investment return may be realized only after or over a long period. At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development stage or start-up company as discussed under "Venture Capital Investments" above.

Other Strategies

In pursuit of our investment strategy, we may employ one or more of the following strategies in order to enhance investment results.

Borrowing and Margin Transactions

We may from time to time borrow money or obtain credit by any lawful means from banks, lending institutions, other entities or individuals, in negotiated transactions. We may issue, publicly or privately, bonds, debentures or notes, in series or otherwise, with interest rates and other terms and provisions, including conversion rights, on a secured or unsecured basis, for any purpose, up to the maximum amounts and percentages permitted for closed-end investment companies under the 1940 Act. The 1940 Act currently prohibits us from borrowing any money or issuing any other senior securities (other than preferred stock and other than temporary borrowings of up to five percent of our assets), if in giving effect to the borrowing or issuance, the value of our total assets would be less than 200 percent of our total liabilities (other than liabilities not constituting senior securities). We may pledge assets to secure any borrowings. We currently have no leverage and have no current intention to issue preferred stock.

A primary purpose of our borrowing power is for leverage, to increase our ability to acquire investments both by acquiring larger positions and by acquiring more positions. Borrowings for leverage accentuate any increase or decrease in the market value of our investments and thus our net asset value. Since any decline in the net asset value of our investments will be borne first by holders of Common Stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the Common Stock than if we were not leveraged. Any decrease would likely be reflected in a decline in the market price of the Common Stock. To the extent the income derived from assets acquired with borrowed funds exceeds the interest and other expenses associated with borrowing, our total income will be greater than if borrowings were not used. Conversely, if the income from assets is not sufficient to cover the borrowing costs, our total income will be less than if borrowings were not used. If our current income is not sufficient to meet our borrowing costs (repayment of principal and interest), we might have to liquidate our investments when it may be disadvantageous to do so. Our borrowings for the purpose of buying most liquid equity securities will be subject to the margin rules, which require excess liquid collateral marked to market daily. If we are unable to post sufficient collateral, we would be required to sell securities to remain in compliance with the margin rules. These sales might be at disadvantageous times or prices.

Repurchase of Shares

Our shareholders do not have the right to compel us to redeem our shares. We may, however, purchase outstanding shares of our Common Stock from time to time, subject to approval of our Board of Directors and compliance with applicable corporate and securities laws. The Board of Directors may authorize purchases from time to time when they are deemed to be in the best interests of our shareholders, but could do so only after notification to shareholders. The Board of Directors may or may not decide to undertake any purchases of our Common Stock.

Our repurchases of our common shares would decrease our total assets and would therefore likely have the effect of increasing our expense ratio. Subject to our investment restrictions, we may borrow money to finance the repurchase of our Common Stock in the open market pursuant to any tender offer. Interest on any borrowings to finance share repurchase transactions will reduce our net assets. If, because of market fluctuations or other reasons, the value of our assets falls below the required 1940 Act coverage requirements, we may have to reduce our borrowed debt to the extent necessary to comply with the requirement. To achieve a reduction, it is possible that we may be required to sell portfolio securities at inopportune times when it may be disadvantageous to do so. Since 1998, we have repurchased a total of 1,828,740 shares of our Common Stock at a total cost of $3,405,531, or $1.86 per share. On July 23, 2002, because of our strategic decision to invest in tiny technology, our Board of Directors reaffirmed its commitment not to authorize the repurchase of additional shares of our Common Stock.

Portfolio Company Turnover

Changes with respect to portfolio companies will be made as our management considers necessary in seeking to achieve our investment objective. The rate of portfolio turnover will not be treated as a limiting or relevant factor when circumstances exist which are considered by management to make portfolio changes advisable.

Although we expect that many of our investments will be relatively long term in nature, we may make changes in our particular portfolio holdings whenever it is considered that an investment no longer has substantial growth potential or has reached its anticipated level of performance, or (especially when cash is not otherwise available) that another investment appears to have a relatively greater opportunity for capital appreciation. We may also make general portfolio changes to increase our cash to position us in a defensive posture. We may make portfolio changes without regard to the length of time we have held an investment, or whether a sale results in profit or loss, or whether a purchase results in the reacquisition of an investment which we may have only recently sold. Our investments in privately held companies are illiquid, which limits portfolio turnover.

The portfolio turnover rate may vary greatly from year to year as well as during a year and may also be affected by cash requirements.

MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names, ages, positions and principal occupations during the past five years of our directors and executive officers. We have no advisory board. Our business address and that of our officers and directors is 111 West 57th Street, Suite 1100, New York, New York 10019.

Executive Officers

Messrs. Harris, Jamison, Wolfe, Andreev and Janse are Managing Directors and are primarily responsible for the day to day management of our portfolio. They have served in this capacity since 1984, 2002, 2008, 2005 and 2007, respectively.

Charles E. Harris. Mr. Harris, 65, currently serves as our Chairman, Chief Executive Officer and as a Managing Director. He has served as our Chief Executive Officer since July 1984 and as a Managing Director since January 2004. He has been a member of our Board of Directors and served as Chairman of the Board since April 1984. He also served as our Chief Compliance Officer from February 1997 to February 2001. He is Chairman of the Board, Chief Executive Officer and a Director of Harris & Harris Enterprises, a wholly owned subsidiary of the Company. His wife serves as our Corporate Secretary. He is a director of Mersana Therapeutics, Inc., and of SiOnyx, Inc., privately held nanotechnology-enabled companies in which we have investments. He was a member of the Advisory Panel for the Congressional Office of Technology Assessment. Prior to joining us, he was Chairman of Wood, Struthers and Winthrop Management Corporation, the investment advisory subsidiary of Donaldson, Lufkin and Jenrette. He is currently a member of the New York Society of Security Analysts. He was, until 2004, a Trustee and head of the Audit Committee of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the biological sciences, and he is currently a member of its President’s Council. He also serves as a Trustee and head of the Audit Committee of the Nidus Center, a not-for-profit, life sciences, business incubator in St. Louis, Missouri. He is a life-sustaining fellow of MIT and a shareholder of its Entrepreneurship Center. He is an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as a beneficial owner of more than five percent of our Common Stock, as a control person and as one of our officers. He was graduated from Princeton University (A.B.) and from the Columbia University Graduate School of Business (M.B.A.).

Douglas W. Jamison. Mr. Jamison, 38, has served as President and as Chief Operating Officer since January 1, 2005, as Treasurer from March 2005 to May 2008, as a Managing Director since January 2004, as Chief Financial Officer from January 2005 through December 2007 and as Vice President from September 2002 through December 2004. He has been a member of our Board of Directors since May 2007. Since January 2005, he has been President and a Director of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Upon Mr. Harris's retirement, scheduled for December 31, 2008, the Board of Directors has named Mr. Jamison to succeed Mr. Harris in Mr. Harris's positions as Chairman and Chief Executive Officer. Mr. Jamison is a director of Ancora Pharmaceuticals, Inc., of Nextreme Thermal Solutions, Inc., and of Phoenix Molecular Corporation, privately held nanotechnology-enabled companies in which we have investments. He is Co-Editor-in-Chief of "Nanotechnology Law & Business." He is Co-Chair of the Advisory Board, Converging Technology Bar Association, a member of the University of Pennsylvania Nano-Bio Interface Ethics Advisory Board and a member of the Advisory Board, Massachusetts Technology Collaborative Nanotechnology Venture Forum. His professional societies include the Association of University Technology Managers. From 1997 to 2002, he worked as a senior technology manager at the University of Utah Technology Transfer Office, where he managed intellectual property in physics, chemistry and the engineering sciences. He was graduated from Dartmouth College (B.A.) and the University of Utah (M.S.).

Daniel B. Wolfe. Mr. Wolfe, 31, has served as Chief Financial Officer and as a Managing Director since January 2008, as Principal from January 2007 to January 2008, as Senior Associate from January 2006 to January 2007, and as Vice President from July 2004 to January 2008. He is a director of Phoenix Molecular Corporation, a privately held nanotechnology-enabled company in which we have an investment. Prior to joining us, he served as a consultant to Nanosys, Inc. (from 2002 to 2004), to CW Group (from 2001 to 2004) and to Bioscale, Inc. (from January 2004 to June 2004). From February 2000 to January 2002, he was the Co-founder and President of Scientific Venture Assessments, Inc., a provider of scientific analysis of prospective investments for venture capital placements and of scientific expertise to high-technology companies. He was graduated from Rice University (B.A., Chemistry), where his honors included the Zevi and Bertha Salsburg Memorial Award in Chemistry and the Presidential Honor Roll, and from Harvard University (A.M., Ph.D., Chemistry), where he was an NSF Predoctoral Fellow.

At our request, Mr. Wolfe was interim Chief Executive Officer of Evolved Nanomaterial Sciences, Inc. ("ENS"), one of our portfolio companies, from July 1, 2007 to September 28, 2007. ENS filed for Chapter 7 bankruptcy on September 30, 2007.

Alexei A. Andreev. Mr. Andreev, 36, has served as an Executive Vice President and as a Managing Director since March 2005. From 2002 to March 2005, he was an Associate with Draper Fisher Jurvetson, a venture capital firm. In 2001, he was a Summer Associate with TLcom Capital Partners, a London-based venture capital fund backed by Morgan Stanley. From 1997 to 2000, he was an Associate at Renaissance Capital Group/Sputnik Funds, a venture capital fund in Moscow, Russia. Previously, he was a researcher at the Centre of Nanotechnology, Isan, in Troitsk, Russia. He is a director of CSwitch Corporation, of D-Wave Systems, Inc., and of Xradia, Inc., privately-held nanotechnology-enabled companies in which we have investments. He is a director of the American Business Association of Russian Expatriates. He was graduated with a B.S. with honors in Engineering/Material Sciences, with a Ph.D. in Solid State Physics from Moscow Steel and Alloys Institute and with an M.B.A. from the Stanford Graduate School of Business.

Michael A. Janse. Mr. Janse, 39, has served as an Executive Vice President and as a Managing Director since April 2007. From January 2007 to April 2007 he was a Principal with ARCH Venture Partners and was an Associate from June 2002 to January 2007, following earlier roles as an intern and then consultant.  He concentrated on investment opportunities in advanced semiconductor products, nanotechnology, and novel materials. From 1995 to 2000, Mr. Janse worked in Motorola's Semiconductor Products Sector (now Freescale Semiconductor, Inc.) as a process engineer, and later marketed semiconductor components to manufacturers of personal computers and networking products. He is a director of Adesto Technologies Corp., of Innovalight, Inc., and of Nanomix, Inc., privately-held nanotechnology-enabled companies in which we have investments. He was graduated from Brigham Young University (B.S., Chemical Engineering) and The University of Chicago (M.B.A.).

Sandra Matrick Forman, Esq. Ms. Forman, 42, has served as General Counsel, as Chief Compliance Officer and as Director of Human Resources since August 2004. From 2001 to 2004, she was an Associate at Skadden, Arps, Slate, Meagher & Flom LLP, in the Investment Management Group. From May to August 2000, she was a summer associate with Latham & Watkins LLP in its London office. From August to December 2000, she served as an intern in the office of the General Counsel, United States Department of Defense, Office of the Secretary of Defense. From June to August 1999, she served as an intern for the Honorable Ronald S. Lew, United States Federal District Court, Central District of California. She was graduated from New York University (B.A.), where her honors included National Journalism Honor Society, and from the University of California Los Angeles (J.D.), where her honors included Order of the Coif and membership on the Law Review. She is currently a member of the working group for the National Venture Capital Association model documents.

Misti Ushio. Ms. Ushio, 36, has served as a Vice President and Associate since May 2007. From June 2006 to May 2007, Ms. Ushio was a Technology Licensing Officer at Columbia University. From May 1996 to May 2006, she was employed by Merck & Co., Inc., most recently as a Senior Research Biochemical Engineer with the Bioprocess R&D group. She was graduated from Johns Hopkins University (B.S., Chemical Engineering), Lehigh University (M.S., Chemical Engineering) and University College London (Ph.D., Biochemical Engineering).

Patricia N. Egan. Ms. Egan, 33, has served as Chief Accounting Officer, as Vice President and as Senior Controller since June 2005. From June 2005 to December 2005 and from August 2006 to May 2008, she served as an Assistant Secretary. She also serves as Chief Accounting Officer, as Treasurer and as Secretary of Harris & Harris Enterprises, Inc., a wholly owned subsidiary of the Company. From 1996 to 2005, she served as a Manager at PricewaterhouseCoopers LLP in its financial services group. She was graduated from Georgetown University (B.S., Accounting), where her honors included the Othmar F. Winkler Award for Excellence in Community Service. She is a Certified Public Accountant.

Mary P. Brady. Ms. Brady, 47, has served as a Vice President and Controller since November 2005, and as an Assistant Secretary from November 2005 to May 2008. From 2003 through 2005, she served as a senior accountant at Clarendon Insurance Company in its program accounting group. She served from 2000 to 2003 as a senior associate at PricewaterhouseCoopers LLP in its financial services group. She was graduated Summa Cum Laude from Lehman College (B.S., Accounting). She is a Certified Public Accountant.

Jennifer M. McGovern. Ms. McGovern, 30, has served as an Assistant Vice President, Counsel and an Assistant Secretary from August 2007. From June 2006 to August 2006, she worked as a law clerk at Luskin, Stern & Eisler LLP. From January 2006 to April 2006, she was an intern in the Office of the General Counsel, New York Stock Exchange. From July 1999 to June 2004, she worked at BlackRock, Inc., first as an Analyst, and then as an Associate, in the Private Client Group. She was graduated from Columbia University (B.A., Art History, Economics), and from Brooklyn Law School (J.D.), cum laude, where she was the Managing Editor of the Brooklyn Journal of International Law and a member of the Moot Court Honor Society.

Susan T. Harris. Ms. Harris, 63, has served as our Secretary since July 2001. From July 1999 to July 2003, she was employed by Harris & Harris Enterprises, Inc., our wholly owned subsidiary, working primarily in financial public relations. From July 2001 to July 2003, she served as Secretary and Treasurer of Harris & Harris Enterprises, Inc. Since 1972, she has been an investor relations consultant, operating as a sole proprietor prior to 1999, and again from July 2003 to the present. She was graduated from Wellesley College (B.A., Economics). Ms. Harris’s husband serves as the Chairman, Chief Executive Officer and as a Managing Director of the Company.

Board of Directors

Our Board of Directors supervises our management. The responsibilities of each director include, among other things, the oversight of the investment approval process, the quarterly valuation of our assets, and the oversight of our financing arrangements.

Interested Directors:

Charles E. Harris. See biography under "Executive Officers."

Douglas W. Jamison. See biography under “Executive Officers.”

Lori D. Pressman. Ms. Pressman, 50, has served as a member of our Board of Directors since March 2002. She has served as a consultant to us on tiny technology, intellectual property and in our due diligence work on certain prospective investments. She also acts as an observer for us at Board meetings of certain portfolio companies in the Boston area. She is a business consultant providing advisory services to start-ups and venture capital companies , including certain of our portfolio companies. She consults internationally on technology transfer practices and metrics for non-profit and government organizations. From 1999 to 2001, she was Chair of the Survey Statistics and Metrics Committee of the Association of University Technology Managers. From September 1989 to July 2000, she was employed by MIT in its Technology Licensing Office; she served as a Technology Licensing Officer from 1989 to 1995 and as Assistant Director of the Technology Licensing Office from 1996 to 2000. She was graduated from the Massachusetts Institute of Technology (S.B., Physics) and the Columbia School of Engineering (MSEE). She may be considered to be an "interested person" of the Company because of the consulting work she does for us.

Independent Directors:

W. Dillaway Ayres, Jr. Mr. Ayres, 57, has served as a member of our Board of Directors since November 2006. He has served as the Chief Operating Officer of Cold Spring Harbor Laboratory, a research and educational institution in the biological sciences, since November of 2000. Prior to joining Cold Spring Harbor Laboratory in 1998, Mr. Ayres had a 20-year business career during which he worked as a corporate executive, investment banker and entrepreneur. In 1996, he co-founded Business & Trade Network, Inc., a business-to-business, venture capital-backed Internet company. Prior to that he worked for five years as a Managing Director of Veronis, Suhler & Associates, a boutique investment banking firm in New York specializing in the media/ communications industry. At Veronis, Suhler, he focused on investing the firm’s private equity fund. He was graduated from Princeton University (A.B., English) and from the Columbia University Graduate School of Business (M.B.A., Finance).

Dr. C. Wayne Bardin. Dr. Bardin, 73, has served as a member of our Board of Directors since December 1994. Since 1996, he has served as the President of Bardin LLC, a consulting firm to pharmaceutical companies. From 1998 to 2003, he served as President of Thyreos Corp., a privately held, start-up pharmaceutical company. From 1978 through 1996, he was Vice President of The Population Council. His professional appointments have included: Professor of Medicine, Chief of the Division of Endocrinology, The Milton S. Hershey Medical Center of Pennsylvania State University and Senior Investigator, Endocrinology Branch, National Cancer Institute. He has also served as a consultant to several pharmaceutical companies. He has been appointed to the editorial boards of 15 journals. He has also served on national and international committees and boards for the National Institutes of Health, World Health Organization, The Ford Foundation and numerous scientific societies. He was graduated from Rice University (B.A.), Baylor University (M.S., M.D.) and he received a Doctor Honoris Causa from the University of Caen, the University of Paris and the University of Helsinki.

Dr. Phillip A. Bauman. Dr. Bauman, 52, has served as a member of our Board of Directors since February 1998. Since 1999, he has been Senior Attending of Orthopedic Surgery at St. Luke’s/Roosevelt Hospital Center in Manhattan and since 2000, he has served as an elected member of the Executive Committee of the Medical Board of St. Luke's/Roosevelt Hospital. Since 2005, he has been on the Board of Managers for the Hudson Crossing Surgery Center. Since 1997, he has been Assistant Professor of Orthopedic Surgery at Columbia University. Since 1994, he has been a Vice President of Orthopedic Associates of New York. He is an active member of the American Academy of Orthopaedic Surgeons, the American Orthopaedic Society for Sports Medicine, the New York State Society of Orthopaedic Surgeons and the American Medical Association. He was graduated from Harvard College (A.B.), Harvard University (A.M., Biology) and the College of Physicians and Surgeons at Columbia University (M.D.).

G. Morgan Browne. Mr. Browne, 73, has served as a member of our Board of Directors since June 1992. Since 2004, he has been President and since 2000, a Trustee of Planting Fields Foundation, a supporting institution of Planting Fields Arboretum State Historic Park. He is Chairman of the OSI Pharmaceuticals Foundation which supports cancer and diabetes patient care and science education. From 2001 to 2003, he served as Chief Financial Officer of Cold Spring Harbor Laboratory, a not-for-profit institution that conducts research and education programs in the biological sciences. From 1985 to 2000, he was the Administrative Director of Cold Spring Harbor Laboratory. In prior years, he was active in the management of numerous scientifically based companies as an officer, as an individual consultant and as an associate of Laurent Oppenheim Associates, Industrial Management Consultants. He was a founding director of the New York Biotechnology Association. He was graduated from Yale University (B.A.).

Dugald A. Fletcher. Mr. Fletcher, 78, was appointed Lead Independent Director on November 2, 2006. Since 1996, he has served as a member of our Board of Directors. Since 1984, h e has served as President of Fletcher & Company, Inc., a management consulting firm. Until the end of 1997, he was Chairman of Binnings Building Products Company, Inc. His previous business appointments include: adviser to Gabelli/Rosenthal LP, a leveraged buyout fund; Chairman of Keller Industries, building and consumer products; Senior Vice President of Booz-Allen & Hamilton; President of Booz-Allen Acquisition Services; Executive Vice President of Paine Webber Jackson & Curtis and a Director of Paine Webber, Inc.; and President of Baker Weeks and Co., Inc., a New York Stock Exchange member firm. He is currently a Trustee of the Gabelli Growth Fund and a Director of the Gabelli Convertible and Income Securities Fund, Inc. He was graduated from Harvard College (A.B.) and Harvard Business School (M.B.A.).

Charles E. Ramsey. Mr. Ramsey, 65, has served as a member of our Board of Directors since October 2002. Since 1997, he has been a consultant. He is a retired founder and principal of Ramsey/Beirne Associates, Inc., an executive search firm that specialized in recruiting top officers for high technology companies, many of which were backed by venture capital. He is Chairman Emeritus of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua. As Chairman Emeritus, he serves on the Executive, Personnel and Administration and Fund Development Committees. He was graduated from Wittenberg University (B.A.).

James E. Roberts. Mr. Roberts, 62, has served as a member of our Board of Directors since June 1995. Since January 2006, he has been President of AequiCap Insurance Company and since September 2007, President of AequiCap Program Administrators. Mr. Roberts is also a senior officer of various other AequiCap affiliated entities. From November 2002 to October 2005, he was Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company and Senior Vice President of Alea North America Insurance Company. From October 1999 to November 2002, he was Chairman and Chief Executive Officer of the Insurance Corporation of New York, Dakota Specialty Insurance Company, and Recor Insurance Company Inc., all members of the Trenwick Group, Ltd. From October 1999 to March 2000, he served as Vice Chairman of Chartwell Reinsurance Company (also a member of Trenwick Group, Ltd.) and from March 2000 to November 2002 he was the company's Chairman and CEO. He was graduated from Cornell University (A.B.).

Richard P. Shanley. Mr. Shanley, 61, joined our Board on March 12, 2007. From February 2001 to December 31, 2006, he was a partner of Deloitte & Touche LLP. From March 1976 to January 2001, he was employed by Eisner LLP and was a partner from 1982 until 2001. During his over 30 years of public accounting experience, he served as lead audit partner on numerous audit engagements for public and private companies and companies making public stock offerings, including those requiring application of Sarbanes-Oxley Section 404. He served as lead audit partner primarily for biotech, pharmaceutical and high-tech companies, including companies enabled by nanotechnology. He has been actively involved on the Biotech Council of New Jersey, the New Jersey Technology Council, the New York Biotechnology Association, the Connecticut Venture Group, the Biotechnology Industry Organization and the NanoBusiness Alliance. He is an active member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants. He is currently serving his fourth term on the New York State Society of CPA's Professional Ethics Committee. He is a licensed Certified Public Accountant in New Jersey and New York. He was graduated from Fordham University (B.S.) and Long Island University (M.B.A. in Accounting).

Committees of the Board of Directors

Our Board of Directors maintains six standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, a Valuation Committee and an Independent Directors Committee. All of the members of each committee other than Mr. Harris and Mr. Jamison (who sit on the Executive Committee) are non-interested directors (as defined in Section 2(a)(19) of the 1940 Act).

The Executive Committee has and may exercise those rights, powers and authority that the Board of Directors from time to time grants to it, except where action by the full Board is required by statute, an order of the SEC or our charter or bylaws. The Executive Committee did not meet as a separate committee and did not act by unanimous written consent in 2007. The members of the Executive Committee are Messrs. Harris (Chairman), Jamison, Browne, Ramsey and Dr. Bardin.

The Audit Committee operates pursuant to a charter that sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting and retaining our independent registered public accounting firm, reviewing with the independent registered public accounting firm the planning, scope and results of their audit and our financial statements and the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and receiving our audit reports and financial statements. The Audit Committee met four times and did not act by unanimous written consent in 2007. The members of the Audit Committee are Messrs. Shanley (Chairman), Roberts, Browne, Ayres and Fletcher, all of whom are considered independent under the rules promulgated by the Nasdaq Global Market.

The Compensation Committee operates pursuant to a written charter and determines the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our officers. The Compensation Committee met four times and acted by unanimous written consent once in 2007. The members of the Compensation Committee are Messrs. Roberts (Chairman), Fletcher, Ramsey and Dr. Bauman.

The Nominating Committee acts pursuant to a written charter as an advisory committee to the Board by identifying individuals qualified to serve on the Board as directors and on committees of the Board, and recommending nominees to stand for election as directors at the next annual meeting of shareholders. The Nominating Committee met one time and did not act by unanimous written consent in 2007. The members of the Nominating Committee are Dr. Bardin (Chairman) and Messrs. Ayres, Shanley and Dr. Bauman.

The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

• The name of the shareholder and evidence of the person's ownership of shares of the Company, including the number of shares owned and the length of time of ownership;

• The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Company and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board and consent to serve if elected; and

• If requested by the Nominating Committee, a completed and signed director's questionnaire.

The shareholder recommendation and information described above must be sent to the Company's Corporate Secretary, c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019, and must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary of the date of the Company's immediately preceding annual meeting of shareholders or, if the meeting has moved by more than 30 days, it must be received by the Corporate Secretary not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

The Valuation Committee reviews and approves the valuation of our assets, from time to time, as prescribed by the 1940 Act, pursuant to Valuation Procedures established by our Board of Directors. The Valuation Committee met six times and did not act by unanimous written consent in 2007. The members of the Valuation Committee are Messrs. Browne (Chairman), Ayres, Fletcher, Ramsey, Roberts, Shanley and Drs. Bardin and Bauman.

The Independent Directors Committee has the responsibility of proposing corporate governance and long-term planning matters to the Board of Directors and making the required determinations pursuant to the 1940 Act. The Independent Directors Committee met four times and did not act by unanimous written consent in 2007. The members of the Independent Directors Committee are Messrs. Fletcher (Chairman), Ayres, Browne, Ramsey, Roberts, Shanley and Drs. Bardin and Bauman.

On November 2, 2006, the Board of Directors appointed an Ad Hoc Pricing Committee. The Pricing Committee is responsible for approving the price of any offering of our Common Stock, approving the number of shares being offered in such offering, providing final approval of the underwriting agreement and handling any other details as are necessary to effect any transactions pursuant to this registration statement. The members of the Pricing Committee are Messrs. Harris (Chairman), Browne and Dr. Bardin.

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2007.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Directors
Charles E. Harris(4)	Over $100,000
Douglas W. Jamison (4)	Over $100,000
Lori D. Pressman (5)	$50,001 - $100,000

Independent Directors
W. Dillaway Ayres, Jr.	$10,001 - $50,000
Dr. C. Wayne Bardin	Over $100,000
Dr. Phillip A. Bauman	Over $100,000
G. Morgan Browne	Over $100,000
Dugald A. Fletcher	Over $100,000
Charles E. Ramsey	Over $100,000
James E. Roberts	Over $100,000
Richard P. Shanley	$10,001 - $50,000
___________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

(2)	The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

(3)	The dollar ranges are based on the price of the equity securities as of December 31, 2007.

(4)	Denotes an individual who is an "interested person" as defined in the 1940 Act.

(5)	Denotes an individual who may be considered an "interested person" because of consulting work performed for us.

Principal Shareholders and Ownership by Directors and Executive Officers

Set forth below is information as of May 28, 2008, with respect to the beneficial ownership of our Common Stock by (i) each of our directors and named executive officers (as defined below) and (ii) all of our directors and executive officers as a group. Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. At this time, we are unaware of any shareholder owning 5 percent or more of the outstanding shares of Common Stock other than the ones noted below. Unless otherwise provided, the address of each holder is c/o Harris & Harris Group, Inc., 111 West 57th Street, Suite 1100, New York, New York 10019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Outstanding Common Shares Owned(2)

Independent Directors:
W. Dillaway Ayres, Jr.	6,331	*
Dr. C. Wayne Bardin	29,324(3)	*
Dr. Phillip A. Bauman	31,759(4)	*
G. Morgan Browne	36,191	*
Dugald A. Fletcher	24,621	*
Charles E. Ramsey	41,717	*
James E. Roberts	26,047	*
Richard P. Shanley	5,324	*

Interested Directors:
Charles E. Harris	1,928,890(5)	8.0
Douglas W. Jamison	330,548(6)	1.4
Lori D. Pressman	9,437	*

Named Executive Officers:
Alexei A. Andreev	334,921(7)	1.4
Sandra M. Forman	161,793(8)	*
Michael A. Janse	247,782(9)	1.1

All directors and executive officers as a group (19 persons)	3,478,364 (10)	13.7

________________
* Less than 1 percent.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)
The percentage of ownership is based on 23,314,573 shares of common stock outstanding as of May 28, 2008, together with the exercisable options for such shareholder, as applicable. In computing the percentage ownership of a shareholder, shares that can be acquired upon the exercise of outstanding options are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Includes 5,441 shares owned by Bardin LLC for the Bardin LLC Profit-Sharing Keogh.

(4)
Includes 5,637 shares owned by Ms. Milbry C. Polk, Dr. Bauman's wife; 100 shares owned by Adelaide Polk-Bauman, Dr. Bauman's daughter; 100 shares owned by Milbry Polk-Bauman, Dr. Bauman's daughter; and 100 shares owned by Mary Polk-Bauman, Dr. Bauman's daughter. Ms. Milbry C. Polk is the custodian for the accounts of the three children.

(5)
Includes 1,039,559 shares owned by Mrs. Susan T. Harris, Mr. Harris’s wife and our Corporate Secretary, 35,266 shares owned by Mr. Harris and 854,065 shares that can be acquired upon the exercise of outstanding options by Mr. Harris.

(6)	Includes 310,905 shares that can be acquired upon the exercise of outstanding options.

(7)	Includes 324,652 shares that can be acquired upon the exercise of outstanding options.

(8)
Includes 250 shares owned by Edward Forman, Ms. Forman's husband, 270 shares owned jointly with Edward Forman and 154,091 shares that can be acquired upon the exercise of outstanding options by Ms. Forman.

(9)	Includes 247,782 shares that can be acquired upon the exercise of outstanding options.

(10)	Includes 2,151,404 shares that can be acquired upon the exercise of outstanding options.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis
Overview

This Compensation Discussion & Analysis ("CD&A") describes the material elements of compensation awarded to, earned by, or paid to our principal executive officer, principal financial officer and the three most highly paid executive officers (other than the principal executive officer and the principal financial officer) serving as such at the end of 2007 (the "named executive officers"), who are:

•	Charles E. Harris, our Chairman, Chief Executive Officer and a Managing Director;
•	Douglas W. Jamison, our President, Chief Operating Officer, Chief Financial Officer (in 2007) and a Managing Director;
•	Alexei A. Andreev, an Executive Vice President and a Managing Director;
•	Michael A. Janse, an Executive Vice President and a Managing Director; and
•	Sandra M. Forman, our General Counsel, Chief Compliance Officer and Director of Human Resources.

This CD&A focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, and we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation for the last completed fiscal year. Pursuant to our Compensation Committee's written charter, the Committee oversees the design and administration of our executive compensation program. The Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive.

Compensation Program Objectives and Philosophy

In General. The objectives of the Company's compensation program are to:

•	attract, motivate and retain employees by providing market-competitive compensation while preserving company resources;
•	maintain our leadership position as a venture capital firm specializing in tiny technology, especially nanotechnology; and
•	align management's interests with shareholders' interests.

To achieve the above objectives, the Committee has designed a comprehensive compensation program in 2007 for our executive officers and all 12 of our permanent, full-time employees that is composed of a base salary and equity awards in the form of stock options. The Committee believes that the equity component of compensation is a crucial component of our compensation package. Shorter-term and longer-term vesting stock options are utilized for shorter-term and longer-term incentive, and to make the Company's compensation program more competitive, particularly with compensation programs of private partnerships that, unlike the Company, are able to award carried interests taxable as long-term gains and to permit co-investments in deals. Such private partnerships also are more easily able to pay cash bonuses because they do not have the expenses associated with being publicly traded. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Committee to determine if the compensation program is providing its intended results.

The Committee believes that retention is especially important for a company of our size (12 permanent employees) and the specialized nature of our business. Our employees have been selected and trained to support our focus on investment in tiny-technology companies and our specialized regulation and administration as a business development company. Our tiny-technology focus requires highly specialized scientific knowledge. There are relatively few individuals who have both such scientific knowledge and venture capital experience. Additionally, our business development company structure requires specialized management, administrative, legal and financial knowledge of our specific regulatory regime. Because there are very few business development companies, it would be difficult to find replacements for certain executive, legal and financial positions.

Competitive Market. For our investment-team members, the competition for retention and recruitment is primarily private venture capital firms, hedge funds and, to a lesser extent, investment banking firms. Such a fund commonly pays at least 20 percent of the profits (including capital gains), or carried interest, of each newly-raised fund to the management firm, which awards interests to its partners and employees. For our legal and accounting professionals, in addition to the foregoing, the competition is other public companies without regard to industry, asset management companies and legal and accounting firms. The Company does not have a readily identifiable peer group, because most business development companies are not early-stage venture-capital companies, and most other early-stage venture-capital companies are not publicly traded. Thus, we do not emphasize the use of peer comparison groups in the design of our compensation program. We do utilize compensation comparables, on an individual basis, to the extent that they seem appropriately analogous, as provided to the Committee by an independent compensation consultant, as one factor in determining compensation.

Compensation Process. On an annual basis, the Committee reviews and approves each element of compensation for each of our executive officers, taking into consideration the recommendation of our Chief Executive Officer (for compensation other than his own, which is subject to his employment agreement as discussed below) in the context of the Committee's compensation philosophy, to ensure that the total compensation program and the weight of each of its elements meets the overall objectives discussed above. For the Chief Compliance Officer, the Committee recommends her compensation to the full Board, for approval by at least a majority of the non-interested directors (as defined in Section 2(a)(19) of the 1940 Act).

In 2007, an independent compensation consultant, Johnson & Associates, supplied the Committee with market data on all officers' positions. The information provided for 2007-2008 was for private-equity firms, venture capital firms and broad investment management firms, and was adjusted in an effort to reflect compensation for a venture capital firm with $100 - $200 million in assets under management. Data was also provided for public companies with comparable market capitalizations. Further data was provided for 1940 Act compliance personnel (collectively, the "Identified Group"). The independent consultant did not identify the names of companies included in the Indentified Group. The Committee considers recommendations from the Chief Executive Officer regarding salaries, along with factors such as individual performance, current and potential impact on Company performance, reputation, skills and experience. When determining compensation, the Committee considers the importance of retaining certain key officers whose replacement would be challenging owing to the Company's status as a 1940 Act company and owing to its tiny-technology specialty. The Committee also considers the highly specialized nature of certain positions in determining overall compensation.

When addressing executive compensation matters, the Committee generally meets outside the presence of all executive officers except our Chief Executive Officer and our General Counsel, each of whom leaves the meeting when his/her compensation is reviewed.

Regulatory Considerations. The 1940 Act permits business development companies to either pay out up to 20 percent of net income after taxes through the implementation of a profit-sharing plan or issue up to 20 percent of shares issued and outstanding through implementation of a stock-option plan. The exercise price of stock options may not be less than the current market value at the date of issuance of the options.

We have applied for exemptive relief from the SEC permitting us to issue restricted stock pursuant to the Harris & Harris Group, Inc. 2006 Equity Incentive Plan (the "Stock Plan") to employees and to permit non-employee directors to participate in the Stock Plan. Until such time as we receive such exemptive relief and such provisions are approved by shareholders, we will not issue any shares of restricted stock and our non-employee directors will not participate in the Stock Plan.

The Company has been informed that the SEC has commenced its review of the exemptive application, and we have received and responded to formal written comments. We cannot, however, evaluate whether or when an order regarding our application for the relief requested may be granted.

We have also designed our Stock Plan with the intention that awards made thereunder generally will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), but we reserve the right to pay amounts thereunder that do not qualify as such performance-based compensation if we determine such payments to be appropriate in light of our compensation objectives from time to time. Section 162(m) of the Code disallows a tax deduction to publicly held companies for compensation paid to their chief executive officer or any of their three other most highly compensated executive officers and chief financial officer, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. However, if compensation qualifies as performance-based, the limitation does not apply.

Our status as a regulated investment company under Subchapter M of the Code makes the deductibility of our compensation arrangements a much less important factor for the Committee to consider than it would be if we were an operating company. Under Subchapter M, the Company cannot deduct operating expenses from its long-term capital gains, which are its most significant form of income. The Company presently has more operating expenses than it can deduct for tax purposes, even before equity compensation.

Compensation Components

The principal elements of our executive compensation program for 2007 are base salary, equity and other benefits and perquisites. The Committee believes that each element is essential to achieve the Company's objectives as set forth above. The Committee is mindful of keeping cash compensation expenses at as low a level of total operating expenses as is consistent with maintaining the Company's competitiveness versus private venture capital funds while meeting the expenses of complying with the regulatory requirements of a publicly traded company. Therefore, the equity component of compensation is key to keeping overall compensation competitive, while making prudent use of the Company's resources.

Base Salaries. We recognize the need to pay our named executive officers, and other employees, a competitive annual base salary. We review base salaries for our named executive officers annually. In 2007, the Committee compared salary ranges for all executive officers against the Identified Group. Base salaries are generally adjusted annually for inflation and also based on changes in the marketplace and an executive's individual performance, salary position among peers, career growth potential and/or a change in responsibilities. Other than Mr. Harris, whose salary was set pursuant to his employment agreement as described below, all of the named executive officers are paid the same base salary.

Effective January 1, 2007, the base salary of Sandra M. Forman, our General Counsel, Chief Compliance Officer and Director of Human Resources, was increased from $215,000 in 2006 to $267,403 in 2007, to remain market competitive for her services and to put her base salary on parity with our Managing Directors.

All other named executive officers received cost of living adjustments in 2007. There presently are no contemplated increases in base salary for any of the named executive officers in 2008 other than cost-of-living adjustments.

Equity Incentive Awards.

In General

Commencing in 2006, we have provided the opportunity for our named executive officers and other employees to earn longer-term and shorter-term equity incentive awards. Equity incentive awards in the form of options potentially generate cash for the Company that can be used for portfolio company investments and for working capital.

Longer-Term Equity Incentive Awards

The longer-term equity incentive awards provide employees with the incentive to stay with us for longer periods of time, which in turn provides us with greater stability. Longer-term equity incentive awards are meant to substitute for carried interest that our investment professionals would receive were they employed by private-sector venture capital firms, which typically pay at least 20 percent of profits before any taxes, and that carried interest is usually in the form of long-term capital gains, not ordinary income. The Committee believes that strategically timed awards of restricted stock are also important to ensuring the retention, stability and desired succession of executive talent, but the Company is not permitted to grant awards of restricted stock unless the Company receives an exemptive order from the SEC to do so. On July 11, 2006, we filed an application with the SEC to obtain such exemptive relief (as described above) and in June 2007 and February 2008, the Company responded to comments from the staff of the SEC on the application. If we receive the exemptive relief, the Committee will not grant any awards of restricted stock unless the amended Stock Plan is approved by shareholders, and such awards would be longer term.

Shorter-Term Equity Incentive Awards

Shorter-term equity incentive awards help to motivate employees in the short term, as we generally do not pay annual cash bonuses. Without cash bonuses or cash retained through the exercise and sale of shorter-term options, the Committee's independent compensation consultant has advised that certain key positions are not competitive when compared with the Identified Group. Shorter-term equity incentive awards also permit each executive officer to increase his/her ownership in Company stock, pursuant to minimum share ownership guidelines established by our Board. Shorter-term vesting periods also have the potential of generating cash for the company in the short term, through the purchase of stock in the course of the exercise of options, that can be used for making venture-capital investments and for working capital.

If the named executive officers, exclusive of Mr. Harris, as he is scheduled to retire on December 31, 2008, do not receive sufficient cash from the exercise and sale of stock options in a year to provide market-competitive total compensation, as determined by the Committee, based on advice from the independent compensation consultant, the Committee will pay the named executive officers cash bonuses. No such discretion was exercised in 2007. The Committee believes that retention of key employees is crucial because of the specialized nature of our business as described more fully below. Additionally, the Committee has considered that, owing to the scheduled retirement of Mr. Harris, the importance of retaining the other team members has increased.

Awards Under the Stock Plan

In accordance with the Stock Plan, which was approved by shareholders at the 2006 Annual Meeting of Shareholders, the Committee can issue options from time to time for up to 20 percent of the total shares of stock issued and outstanding. Thus, the number of shares of stock able to be reserved for the grant of awards under the Stock Plan will automatically increase (or decrease) with each increase (or decrease) in the number of shares of stock issued and outstanding. The Board intends to increase the number of shares reserved for stock option grants (currently 4,662,915) from time to time as the number of outstanding shares increases. The Committee may grant awards under the Stock Plan to the full extent permitted at the time of each grant in order to compete with private equity firms by retaining the specially qualified and trained personnel that have been carefully recruited and developed for the Company's specialized business. Because our primary competitors are organized as private partnerships, they do not have the overhead of a publicly traded company. As a consequence, unlike the Company, they can afford for cash compensation to be a larger percentage of their total expenses. Unlike us, they are not prohibited from paying out at least 20 percent of their profits to key employees, primarily in the form of long-term capital gains. They also, unlike us, are permitted to grant their employees co-investment rights.

Under the Stock Plan, no more than 25 percent of the shares of stock reserved for the grant of the awards under the Stock Plan may be restricted stock awards at any time during the term of the Stock Plan. If any shares of restricted stock are awarded, such awards will reduce on a percentage basis the total number of shares of stock for which options may be awarded. If we do not receive exemptive relief from the SEC to issue restricted stock, all shares granted under the Stock Plan may be subject to stock options. If we were to receive such exemptive relief and were to issue the full 25 percent of the shares of stock reserved for grant under the Stock Plan as restricted stock, no more than 75 percent of the shares granted under the Stock Plan could be subject to stock options. No more than 1,000,000 shares of our common stock may be made subject to awards under the Stock Plan to any individual in any year.

On June 27, 2007, the Committee and the full Board of Directors approved individual stock-option awards for certain officers and employees of the Company. The terms and conditions of the stock options granted were set forth in award agreements between the Company and each award recipient. A total of 1,700,609 stock options were granted with vesting dates ranging from December 2007 to June 2014, with an exercise price of $11.11, which was the closing volume weighted average price on the date of the grant. Upon exercise, the shares will be issued from our previously authorized but unissued shares.

The Committee has generally granted the same number of stock options to each of the Managing Directors, with the exception of Mr. Harris as discussed below. Additionally, in 2007, the Committee granted an additional 50,000 options to Mr. Jamison in anticipation of his growing role in the Company as the successor to Mr. Harris as Chief Executive Officer in 2009 upon Mr. Harris's retirement. In 2007, Mr. Janse received an additional 429,128 options to give him an equivalent number of options to Mr. Andreev.

The number of options per employee and the vesting and expiration dates were originally proposed by the independent consultant after conversations with the Chairman of the Committee and input from the Chief Executive Officer (with respect to options other than his own). All awards granted to executive officers vest subject to continued employment with the Company through each applicable vesting date, except for certain retirees. All stock-option awards to officers will be subject to stock-retention guidelines (as described in the section "Share Ownership Guidelines" below).

In 2006 and 2007, new grants were planned in advance of, and in anticipation of, the expiration of prior grants. Commencing in 2008, the Committee may give quarterly, rather than annual, grants to executive officers. The Committee believes that giving four smaller grants quarterly, rather than one annual grant, will more closely align employees' interests with those of shareholders. We do not time stock option grants in coordination with the release of material, non-public information, nor do we time the release of material, non-public information for the purpose of affecting the value of executive compensation.

Option grants in 2007 were not subject to performance goals. Other than stock options being tied to stock price, no other items of corporate performance were taken into account at the time of grant, because of the difficulty of determining annual performance metrics. Business development companies like us do not report earnings per share; moreover, write-downs and write-offs of investments are an expected part of our risk-seeking strategy, and it is not uncommon for even our most successful investments to take years to come to fruition. The Committee may create performance goals for the vesting of restricted stock (subject to receipt of an exemptive order). If performance goals are used in the future, the Board will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Generally, the Committee is made aware of the tax and accounting treatment of various compensation alternatives. SFAS 123(R) requires us to record the fair value of equity awards on the date of grant as a component of equity. We account for the Stock Plan in accordance with the provisions of SFAS No. 123(R), "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. The increase to our operating expenses is offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value. Thus, the granting of options is expected to have no net impact on our net asset value. If and when the options are exercised, the net asset value per share will be decreased if the net asset value per share at the time of exercise is higher than the exercise price, and increased if the net asset value per share at the time of exercise is lower than the exercise price. As a result, although we consider the accounting treatment of granting options, we do not consider the accounting treatment to be a dominant factor in the form and/or design of awards.

Additionally, we do not record tax benefits associated with expensing of stock options, because we intend to qualify as a RIC under Subchapter M of the Code. As a RIC, we cannot use all of our existing operating expenses for tax purposes.

10b5-1 Plans

We have established a policy of permitting our officers to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our common stock over a period of time. This policy was established in recognition of the liquidity and diversification objectives of our officers, including enabling our officers to sell certain shares of our common stock (such as some of the shares of our common stock they acquire upon exercise of stock options, to pay for the exercise of options, to provide for taxes triggered by the exercise of options and to generate cash from the exercise of options).

Benefits and Perquisites. We provide the opportunity for our named executive officers and other full-time employees to receive certain perquisites and general health and welfare benefits, discussed more fully below, which consist of life- and health-insurance benefits, reimbursement for certain medical expenses and gym-membership fees. We also offer participation in our defined contribution 401(k) plan. For the year ended December 31, 2007, the Committee approved a 401(k) plan match of 100 percent of employee contributions. Except as provided in our employment agreement with Mr. Harris, our executive officers generally receive the same benefits and perquisites as our full-time administrative employees.

Profit Sharing. Prior to the adoption of the Stock Plan, the Company maintained the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "2002 Plan"). Under the 2002 Plan, approximately 90 percent of the amount determined as "qualifying income" was paid out to participants pursuant to distribution percentages determined by the Committee. The remaining payment was paid out after we finalized our tax returns for each plan year. Effective May 4, 2006, the 2002 Plan was terminated. On January 31, 2007, a final profit sharing award of $261,661 was paid to certain participants related to the 2005 plan year after finalization of our tax returns for 2005. Please see the "Non-Equity Incentive Plan Compensation" column and accompanying footnote in the 2007 Summary Compensation Table for more information about profit sharing awards.

Internal Pay Equity. In 2007, the Committee discussed the internal pay equity of the named executive officers. The Committee noted that Mr. Harris's compensation is appropriate based on the unique qualifications and skills required for the Chief Executive Officer position in our Company and his role as Founder. The Committee further noted that our investment professionals work together as a team rather than as a collection of individuals, which was the basis for the Committee's decision to pay all Managing Directors (except for Mr. Harris) identically. The Committee believes that, on a small team, all members must pull their full weight. Accordingly, the Committee believes that the team approach to compensation promotes teamwork among the Managing Directors. The Committee also noted that Ms. Forman's base salary was on parity with the Managing Directors to make her compensation competitive based on her 1940 Act specialty and her management role in the Company as General Counsel, Chief Compliance Officer and Director of Human Resources. The Committee further noted that the Managing Directors should receive more stock options than other employees based on their income-generating role and to keep their total compensation competitive with private venture-capital firms.

Compensation of our Chief Executive Officer

The Committee reviews all elements of the compensation of Charles E. Harris, our Chairman, Chief Executive Officer and a Managing Director, on an annual basis and then makes a determination about his compensation without his presence, subject to his employment agreement.

Pursuant to that agreement, as most recently amended as of August 2, 2007 (the "Employment Agreement"), during the period of employment, Mr. Harris is to receive compensation in the form of base salary, with automatic yearly adjustments to reflect inflation, which amounted to a minimum required base salary of $246,651 for 2006. In addition, the Board may increase such salary, and subsequently decrease it, but not below the level provided for by the automatic adjustments described above. Mr. Harris's base salary for 2006 was increased to $300,000 (thereby also increasing his SERP benefit as described below) in part in recognition of a 74 percent decrease in Mr. Harris's profit-sharing allocation in recent years in order to provide additional profit sharing to other employees. This was the first salary increase for Mr. Harris, other than cost-of-living adjustments, since 1994. Mr. Harris's base salary for 2007 and 2008 was increased to $306,187 and $314,623, respectively, based on cost-of-living adjustments.

In 2007, the Committee granted to Mr. Harris the following stock options:

	Expiration Date	Year of Vesting		Exercise
	of Options	2007	2008	Price

9 Yr NQSO (vest 50% on
12/27/07, 50% vest of 12/27/08)	6/26/2016	120,491	120,490	$11.11

The amount of options granted to Mr. Harris was based on creating long-term incentives for Mr. Harris with respect to strategy and investment, balance sheet, personnel and lease decisions despite his scheduled retirement, in recognition of his role as Founder of the Company, and as an incentive for him to sign upon his retirement a three-year non-compete agreement covering the period after his retirement.

Under his employment agreement, Mr. Harris is entitled to participate in all compensation and employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments, for which salaried employees are eligible. Under the Employment Agreement, we furnish Mr. Harris with certain perquisites, which include a company car, health-club membership, personal trainer, membership in certain social or country clubs, a reimbursement for an annual physical examination and up to a $5,000 annual reimbursement, adjusted for inflation, over the period of the agreement, for personal financial or tax advice.

The Employment Agreement also provides Mr. Harris with life insurance for the benefit of his designated beneficiary in the amount of at least $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the agreement; provides Mr. Harris and his spouse with long-term care insurance; and provides Mr. Harris with disability insurance providing for continuation of 100 percent of his base salary for a specified period. These benefits are for the term of the Employment Agreement. The Employment Agreement provides that the term of Mr. Harris's employment may not be extended beyond December 31, 2008, unless a committee of the Board consisting of non-interested Directors extends the date by one year pursuant to the Executive Mandatory Retirement Benefit Plan, and Mr. Harris agrees to serve beyond December 31, 2008.

Mr. Harris's Employment Agreement also provides for a supplemental executive retirement plan (the "SERP") and a severance compensation agreement for his benefit. See "2007 Non-Qualified Deferred Compensation" below for more information about the SERP. For more information about Mr. Harris's severance compensation, please see "Potential Payments upon Termination or Change in Control" below.

The Committee determined that the Employment Agreement, the severance compensation agreement and the awards made to Mr. Harris in 2007 pursuant to the Stock Plan are appropriate based on the unique qualifications and skills required for the Chief Executive Officer position in our Company. Our Chief Executive Officer must have expertise in managing a public company, managing a business development company and managing a venture-capital company. He must also have knowledge of tiny technology, particularly nanotechnology, have stature within both the nanotechnology community and the venture-capital community and have relationships with the investment banking community.

Share Ownership Guidelines

Our Board of Directors has established a retained stock-ownership policy for our officers. Pursuant to the policy, each executive officer is expected to own at least 25 percent of the net shares (after sales of stock to cover the purchase price and taxes triggered by the exercise of options) that he or she purchases in a calendar year through the exercise of options covering up to $75,000 of underlying stock based on current market value on the day of each transaction. Each executive officer must then retain at least 50 percent of the net shares (after sales of stock to cover the purchase price and taxes triggered by the exercise of options) above $75,000 until his or her purchases reach the following share ownership levels:

Ownership Level
Managing Directors (including CEO)	$4,500,000
Other Deal Team Members (including General Counsel)	$2,500,000
Other Officers	1 X Base Salary

After reaching the above ownership levels, each executive officer is expected to retain 25 percent of the net shares (after sales of stock to cover the purchase price and taxes triggered by the exercise of options) that he or she purchases in any calendar year through the exercise of options. The policy aligns the interests of our officers and directors with the interests of shareholders. Our Chief Executive Officer currently exceeds the guidelines. Other executive officers are working toward the ownership levels as stock options are exercised.

Compensation and Share Ownership of Our Managing Directors

Messrs. Harris, Jamison, Andreev, Janse and Wolfe are Managing Directors and are primarily responsible for the day-to-day management of our portfolio. They have served in this capacity since 1984, 2002, 2005, 2007 and 2008 respectively, although the title "Managing Director" was first utilized by our Company in 2004.

See the “Compensation Discussion and Analysis - Compensation of our Chief Executive Officer” above for more information about the compensation of Mr. Harris. Messrs. Jamison, Andreev, Janse and Wolfe each receive a fixed base salary as determined by our Compensation Committee, participate in the Equity Incentive Plan (as described above) and receive all benefits, perquisites, and emoluments for which salaried employees are eligible.

The following table sets forth the dollar range of equity securities beneficially owned by each Managing Director as of December 31, 2007.

Name of Managing Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Charles E. Harris	Over $1,000,000(3)
Douglas W. Jamison	Over $1,000,000(4)
Alexei A. Andreev	Over $1,000,000(5)
Michael A. Janse	Over $1,000,000(6)
Daniel B. Wolfe	$500,001 - $1,000,000(7)
___________________

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2) The dollar ranges are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 and over $1,000,000.

(3) Includes 600,841 shares that can be acquired upon the exercise of outstanding options.

(4)  Includes 247,681 shares that can be acquired upon the exercise of outstanding options.

(5)  Includes 261,428 shares that can be acquired upon the exercise of outstanding options.

(6)  Includes 237,891 shares that can be acquired upon the exercise of outstanding options.

(7)   Reported as of May 28, 2008. Mr. Wolfe was promoted to Managing Director as of January 1, 2008. Includes 111,999 shares that can be acquired upon the exercise of outstanding options.

Related Party Transactions

In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions. Other than these transactions, for the fiscal year ended December 31, 2007, there were no transactions, or proposed transactions, in which the registrant was or is a participant in which any related person had or will have a direct or indirect material interest.

In order to ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented procedures, which are set forth in the Company’s Compliance Manual. Our Audit Committee must review in advance any "related party" transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which such related party had, or will have, a direct or indirect material interest. The Board of Directors reviews these procedures on an annual basis.

In addition, the Company’s Code of Conduct for Directors and Employees ("Code of Conduct"), which is signed by all employees and directors on an annual basis, requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the Code of Conduct, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the Chief Compliance Officer. The Independent Directors Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to corporate governance. If there were any actions or relationships that might give rise to a conflict of interest, such actions or relationships would be reviewed and approved by the Board of Directors.

Remuneration of Named Executive Officers

2007 Summary Compensation Table

The following table sets forth a summary for the years ended December 31, 2007, and December 31, 2006, of the cash and non-cash compensation paid to our named executive officers. The primary elements of each named executive officer’s total compensation reported in the table are base salary and equity incentives consisting of stock options. The Summary Compensation Table should be read in conjunction with the CD&A and the other tables and narrative descriptions that follow.

Name and Principal Position	Year	Salary ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	Change in Pension Value and Nonqualified Compensation Earnings(3) ($)	All Other Compensation ($)(4)(6)(7)	Total ($)
Charles E. Harris Chairman of the Board, Chief Executive Officer, Managing Director(5)	2007 2006	306,187 300,000	3,374,224 2,034,482	0 29,067	42,063 54,692	418,479 405,628	4,140,953 2,823,869
Douglas W. Jamison President, Chief Operating Officer, Chief Financial Officer (2007), Managing Director, Former Vice President	2007 2006	267,403 262,000	953,931 668,677	0 3,957	0 --	15,500 15,000	1,236,834 949,634
Alexei A. Andreev Managing Director, Executive Vice President	2007 2006	267,403 262,000	897,250 668,677	0 0	-- --	15,500 15,000	1,180,153 945,677
Michael A. Janse Managing Director, Executive Vice President(8)	2007 2006	184,211 --	873,201 --	0 --	-- --	45,500 --	1,102,912 --
Sandra M. Forman, Esq. General Counsel, Chief Compliance Officer, Director of Human Resources	2007 2006	267,403 215,000	559,229 381,595	0 1,580	-- --	15,500 15,000	842,132 613,175

(1)
The figures in this column do not represent amounts actually paid to the named executive officers, but represent the aggregate dollar amount of compensation cost recognized by us in 2007 under FAS 123(R) for options granted in 2007 and prior years. We use the Black-Scholes-Merton model to calculate compensation cost under FAS 123(R). You may find more information about the assumptions we use in the Black-Scholes-Merton model under "Fair Valuation of Option Awards."

(2)
These amounts represent the actual amounts earned as a result of realized gains during the year ended December 31, 2005, and paid out in 2006 and 2007, under the Harris & Harris Group Employee Profit-Sharing Plan. These 2006 amounts are in addition to the $1,107,088 for Mr. Harris, $165,308 for Mr. Jamison, and $62,685 for Ms. Forman reported in the 2005 proxy and were determined in 2006 based on the finalization of our 2005 tax returns.

(3)	Represents increase in pension obligation. There were no preferential or above market earnings on Mr. Harris’s deferred compensation.

(4)
The amounts reported for Mr. Harris for 2007 represent actual amounts of benefits paid or payable including personal use of an automobile totaling $10,252, membership in a private club totaling $11,026, membership in a health club and use of a trainer totaling $19,333, medical care reimbursement, consultation with a financial planner totaling $21,505, long-term disability insurance, group term-life insurance, long-term care insurance for him and his wife and $20,500 in employer contributions to the Harris & Harris Group, Inc. 401(k) Plan. It also includes the employer contribution to his SERP totaling $306,187.

(5)	In 2007 and 2006, Mr. Harris's wife received compensation of $25,000 and $21,000, respectively for serving as our Secretary.

(6)	The amounts reported for Mr. Janse for 2007 represent qualified moving expenses paid totaling $30,000 and $15,500 in employer contributions to the Harris & Harris Group 401(k) Plan.

(7)
Except for Mr. Harris (see footnote 4 above), and Mr. Janse (see footnote 6 above), amounts reported for 2007 represent our contributions on behalf of the named executive to the Harris & Harris Group, Inc. 401(k) Plan. The named executive did not earn any other compensation reportable in this column that met the threshold reporting requirements.

(8)	Mr. Janse joined the Company in April 2007.

Fair Valuation of Option Awards

We account for the Stock Plan in accordance with the provisions of SFAS No. 123(R), "Share-Based Payment," which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. The increase to our operating expenses is offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value. Additionally, we do not record the tax benefits associated with the expensing of stock options, because we currently intend to qualify as a RIC under Subchapter M of the Code.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes-Merton option pricing model as permitted by SFAS No. 123(R). The stock options were awarded in five different grant types, each with different contractual terms. The assumptions used in the calculation of fair value using the Black-Scholes-Merton model for each contract term for grants in 2007 were as follows:

		Number	Expected	Expected	Expected	Risk-free	Fair
	Contractual	of Options	Term	Volatility	Dividend	Interest	Value
Type of Award	Term	Granted	in Yrs	Factor	Yield	Rates	Per Share

Non-qualified stock options	1.5 Years	380,000	1	42.6%	0%	4.93%	$2.11
Non-qualified stock options	2.5 Years	600,540	2	40.1%	0%	4.91%	$2.92
Non-qualified stock options	3.5 Years	338,403	3	44.7%	0%	4.93%	$3.94
Non-qualified stock options	9 Years	381,666	Ranging from 4.75- 6.28	Ranging from 57.8% to 59.9%	0%	Ranging from 4.97% to 5.01%	Ranging from $5.92 to $6.85

Total		1,700,609

An option's expected term is the estimated period between the grant date and the exercise date of the option. As the expected-term period increases, the fair value of the option and the compensation cost will also increase. The expected-term assumption is generally calculated using historical stock option exercise data. The Company does not have historical exercise data to develop such an assumption. In cases where companies do not have historical data and where the options meet certain criteria, SEC Staff Accounting Bulletin 107 ("SAB 107") provides the use of a simplified expected-term calculation. Accordingly, the Company calculated the expected terms using the SAB 107 simplified method.

Expected volatility is the measure of how the stock's price is expected to fluctuate over a period of time. An increase in the expected volatility assumption yields a higher fair value of the stock option. Expected volatility factors for the stock options were based on the historical fluctuations in the Company’s stock price over a period commensurate with the expected term of the option, adjusted for stock splits and dividends.

The expected-dividend yield assumption is traditionally calculated based on a company's historical dividend yield. An increase to the expected-dividend yield results in a decrease in the fair value of the option and resulting compensation cost. Although the Company has declared deemed dividends in previous years, most recently in 2005, the amounts and timing of any future dividends cannot be reasonably estimated. Therefore, for purposes of calculating fair value, the Company has assumed an expected- dividend yield of 0 percent.

The risk-free interest rate assumptions are based on the annual yield on the measurement date of a zero-coupon U.S. Treasury bond, the maturity of which equals the option’s expected term. Higher assumed interest rates yield higher fair values.

2007 Grants of Plan-Based Awards

The following table presents information regarding the equity incentive awards granted to the named executive officers during the fiscal year ended December 31, 2007.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards* ($/Sh)	Closing Price on Grant Date ($)	Grant Date Fair Value of Stock and Option Awards
Charles E. Harris	June 27, 2007	N/A	240,981	$11.11	$11.15	$1,460,345
Douglas W. Jamison	June 27, 2007	N/A	250,000	$11.11	$11.15	$785,737
Alexei A. Andreev	June 27, 2007	N/A	200,000	$11.11	$11.15	$628,590
Michael A. Janse	June 27, 2007	N/A	629,128	$11.11	$11.15	$2,038,717
Sandra M. Forman	June 27, 2007	N/A	135,000	$11.11	$11.15	$420,312

*Equals the closing volume weighted average price on the date of grant.

2007 Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of the named executive officers as of December 31, 2007.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Charles E. Harris	8,820 451,530 20,000 0 120,491	9,891(1) 230,000(1) 0 26,666(2) 120,490(3)	$10.11 $10.11 $10.11 $10.11 $11.11	June 26, 2016 June 26, 2016 June 26, 2008 June 26, 2009 June 26, 2016
Douglas W. Jamison	8,647 138,200 53,334 47,500 0 0	69,237(4) 0 106,666(2) 0 110,135(3) 92,365(5)	$10.11 $10.11 $10.11 $11.11 $11.11 $11.11	June 26, 2016 June 26, 2008 June 26, 2009 Dec. 27, 2008 Dec. 27, 2009 Dec. 27, 2010
Alexei A. Andreev	12,735 157,359 53,334 38,000 0 0	69,237(4) 0 106,666(2) 0 88,108(3) 73,892(5)	$10.11 $10.11 $10.11 $11.11 $11.11 $11.11	June 26, 2016 June 26, 2008 June 26, 2009 Dec. 27, 2008 Dec. 27, 2009 Dec. 27, 2010
Michael A. Janse	9,891 228,000 0 0	69,237(6) 0 248,108(3) 73,892(5)	$11.11 $11.11 $11.11 $11.11	June 26, 2016 Dec. 27, 2008 Dec. 27, 2009 Dec. 27, 2010
Sandra M. Forman	12,600 55,000 25,000 26,600 0 0	69,237(4) 0 50,000(2) 0 61,676(3) 46,724(5)	$10.11 $10.11 $10.11 $11.11 $11.11 $11.11	June 26, 2016 June 26, 2008 June 26, 2009 Dec. 27, 2008 Dec. 27, 2009 Dec. 27, 2010

(1)	Options vest 100 percent on June 26, 2008.
(2)	Options vest in two equal installments on June 26, 2008, and December 26, 2008.
(3)	Options vest 100 percent on December 27, 2008.
(4)	Options vest in seven equal installments on June 26, 2008, June 26, 2009, June 26, 2010, June 26, 2011, June 26, 2012, June 26, 2013, and June 26, 2014.
(5)	Options vest 100 percent on December 27, 2009.
(6)	Options vest in seven equal installments on June 27, 2008, June 27, 2009, June 27, 2010, June 27, 2011, June 27, 2012, June 27, 2013, and June 27, 2014.

2007 Option Exercises and Stock Vested

The following table presents information regarding the exercises of stock options by named executive officers for the fiscal year ended December 31, 2007.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Charles E. Harris	192,466	244,291
Douglas W. Jamison	199,048	359,391
Alexei A. Andreev	185,040	343,632
Michael A. Janse	0	0
Sandra M. Forman	121,834	210,136

2007 Pension Benefits

The following table presents information about the pension benefits attributable to the named executive officers as of December 31, 2007, and any pension benefit payments to them during 2007.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Charles E. Harris	Executive Mandatory Retirement Plan	24	147,302	0
Douglas W. Jamison	Executive Mandatory Retirement Plan	3	0	0

The present value of accumulated benefits amount reported in the table above was calculated pursuant to FAS 87, "Employers' Accounting for Pensions" and FAS 158, "Employers' Accounting for Pensions and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)." Several statistical and other factors that attempt to anticipate future events are used in calculating the expense and liability values related to our pension plan. These factors include a discount rate assumption of 5.75 percent and use of the 94GAM mortality table. The calculation also assumes that the benefit is earned uniformly over the employees' careers. Any benefit attributable to service prior to the effective date of the plan is amortized over each person's future working lifetime.

Executive Mandatory Retirement Benefit Plan

On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish the Executive Mandatory Retirement Benefit Plan for individuals who are employed by us in a bona fide executive or high policy-making position. The plan was amended and restated effective January 1, 2005, to comply with certain provisions of the Internal Revenue Code. There are currently four individuals that qualify under the plan: Charles E. Harris, the Chairman and Chief Executive Officer, Douglas W. Jamison, the President and Chief Operating Officer, Daniel B. Wolfe, the Chief Financial Officer, and Mel P. Melsheimer, the former President, Chief Operating Officer and Chief Financial Officer. Under this plan, mandatory retirement takes place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine for our benefit to postpone the mandatory retirement date for that individual for one additional year.

Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year. The benefits payable at retirement to Mr. Harris and Mr. Melsheimer under our existing 401(k) plan do not equal this threshold. The plan was established to provide the difference between the benefit required under the age discrimination laws and that provided under our existing plans. For individuals retiring after 2007, the benefit under the plan is paid to the qualifying individual in the form of a lump sum, and is paid six months and one day after the individual's separation from service with the Company, pursuant to certain exceptions. Mr. Harris's projected mandatory benefit will be approximately $147,302 and paid as a lump sum six months and one day after his expected retirement on December 31, 2008.

2007 Non-Qualified Deferred Compensation

The following table presents information regarding the Company's Amended and Restated Supplemental Executive Retirement Plan for the fiscal year ended December 31, 2007. Other than for Mr. Harris, we do not maintain any pension or non-qualified pension benefits except as disclosed in "Executive Mandatory Retirement" above.

Name	Executive Contributions in Last FY ($)	Registrant Contribution in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Charles E. Harris	0	306,187	210,533	0	2,667,020

(1)	This amount is included in the Summary Compensation Table under "All Other Compensation."

SERP

The Employment Agreement provides that we adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, we will cause an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month (a "Monthly Credit") to a special account maintained on our books for the benefit of Mr. Harris (the "SERP Account"), provided that Mr. Harris is employed by us on the last business day of such month. The amounts credited to the SERP Account are deemed invested or reinvested in such investments as are requested by Mr. Harris and agreed to by the Company. The SERP Account is credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments in accordance with the terms of the SERP. Mr. Harris's benefit under the SERP equals the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable).

In 2005, Mr. Harris received a $125,000 distribution from the SERP Account. The balance of the SERP Account will be paid in a lump sum on May 30, 2008, and any subsequent balance attributable to subsequent monthly credits will be paid on July 31, 2009.

If Mr. Harris dies before the entire benefit under the SERP Account has been paid to him, the amount remaining in the SERP Account will be distributed to his beneficiary in a lump-sum payment on the 90th day after the date of his death.

Potential Payments upon Termination or Change in Control

Other than Mr. Harris, our Chairman and Chief Executive Officer, none of our executive officers has a change in control agreement or is entitled to any special payments solely upon a change in control.

In the event of termination without cause or by constructive discharge, Mr. Harris's Employment Agreement provides for the continuation of certain benefits over specified periods, as well as severance pay, payable to Mr. Harris (or to his estate if he dies before all payments are made), equal to two times his base salary distributed over a period of two years.

In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with us, effective August 15, 1990, as amended and restated effective as of January 1, 2005. The severance compensation agreement provides that if, following a change in our control, as defined in the agreement, Mr. Harris's employment is terminated by us without cause or by him within one year of such change in control, he shall be entitled to receive compensation in a lump sum payment equal to 2.99 times his average base salary plus other amounts included in Mr. Harris's income as compensation from the Company (but excluding bonus, incentive, profit-sharing plan and equity compensation) as in effect over the most recent five years preceding the year in which the change in control occurred. Under the severance compensation agreement, Mr. Harris is also entitled to receive a lump-sum payment equal to any amounts forfeited on account of his termination, under any employee pension benefit plan, including benefits under the Company's executive mandatory retirement benefit plan. In addition, he is entitled to receive medical and health insurance coverage under the Company's retiree medical benefit plan and all other benefits he would be eligible to receive in the event of termination without cause or by constructive discharge, although no duplicate benefits will be provided. In the event that Mr. Harris is entitled to receive 2.99 times his base salary under the severance compensation agreement, he shall not also be paid two times his base salary under the employment agreement.

On June 30, 1994, we adopted the Medical Benefit Retirement Plan. On February 10, 1997, we amended this plan to include employees who have seven full years of service and have attained 58 years of age. On November 3, 2005, we amended this plan to reverse the 1997 amendment for future retirees and to remove dependents other than spouses from the plan. The coverage is secondary to any government or subsequent employer-provided health-insurance plans. The annual premium cost to us with respect to the entitled retiree shall not exceed $12,000, subject to an index for inflation. As of December 31, 2007, and 2006, we had liabilities of $913,904 and $791,972, respectively, for the plan; there are no plan assets.

The options of retirees who qualify for the Medical Benefit Retirement Plan will remain exercisable (to the extent exercisable at the time of the optionee's termination) post retirement, subject to certain conditions, if such retiree executes a post-termination non-solicitation agreement, in a form reasonably acceptable to the Company, until the expiration of its term.

The following chart sets forth amounts that would have been payable to Mr. Harris had he realized a qualifying termination of employment under his severance agreement or Employment Agreement, determined as if the triggering event had occurred on December 31, 2007. Other than Mr. Harris, we do not maintain any established severance plan for our employees. Due to the number of factors that affect the calculations in the table, actual amounts paid or distributed may be different.

Termination Scenarios

Charles E. Harris	Termination Following Change of Control ($)	Termination Without Cause or Constructive Discharge ($)	Termination for Cause ($)	Mandatory Retirement ($)	Voluntary Termination ($)	Death ($)	Disability ($)

Lump Sum Salary Payments	885,434	612,374	0	0	0	612,374	0
Medical Insurance Benefits	194,423	194,423	0	194,423	194,423	194,423	194,423
Pension Benefits	147,302	0	0	147,302	0	0	0
All Other Perqs.	146,101	146,101	0	0	0	0	373,256
SERP Payments	2,667,020	2,667,020	2,667,020	2,667,020	2,667,020	2,667,020	2,667,020
Total	4,040,280	3,619,918	2,667,020	3,008,745	2,861,443	3,473,817	3,234,699

In addition, pursuant to his stock option agreements, if Mr. Harris voluntarily terminates his employment and executes a post-termination non-solicitation agreement and a post-termination three-year non-compete agreement in forms reasonably acceptable to the Company, his options (to the extent exercisable at the time of his termination) will remain exercisable until the expiration of their terms. If Mr. Harris’s employment terminates under any of the other termination scenarios outlined in the table immediately above, his options will remain exercisable for periods ranging from zero to one year, depending on the type of option and termination scenario. Mr. Harris’s exercisable options as of December 31, 2007 are reflected in the table “2007 Outstanding Equity Awards at Fiscal Year-End.”

Remuneration of Directors

The following table sets forth the compensation paid by us to our directors for the fiscal year ended December 31, 2007. During 2007, we did not grant any stock option awards or pay or accrue any pension or retirement benefits for our directors.

2007 Director Compensation

Name of Director	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Independent Directors:
W. Dillaway Ayres, Jr.	42,000	0	42,000
Dr. C. Wayne Bardin	42,000	0	42,000
Dr. Phillip A. Bauman	45,000	0	45,000
G. Morgan Browne	45,000	0	45,000
Dugald A. Fletcher	57,000	0	57,000
Mark A. Parsells(1)	18,823	0	18,823
Charles E. Ramsey	42,000	0	42,000
James E. Roberts	47,250	0	47,250
Richard P. Shanley	29,710	0	29,710

Interested Directors:
Charles E. Harris(2)	0	0	0
Douglas W. Jamison(2)	0	0	0
Kelly S. Kirkpatrick(3)	22,500	7,500(4)	30,000
Lori D. Pressman	24,000	35,938(5)	59,938
——————————
(1)	Mark A. Parsells did not stand for re-election at the Annual Meeting held on May 3, 2007.

(2)	Mr. Harris and Mr. Jamison do not receive additional compensation as Directors. Refer to the "2007 Summary Compensation Table" for details of Mr. Harris's and Mr. Jamison’s compensation for 2007.

(3)	Ms. Kirkpatrick did not stand for re-election at the Annual Meeting of Shareholders held on May 1, 2008.

(4)	Represents $7,500 for consulting services. Ms. Kirkpatrick may be considered an "interested person" because of consulting work performed for us.

(5)	Represents $35,938 for consulting services. Ms. Pressman may be considered an "interested person" because of consulting work performed for us.

There are no outstanding option awards to directors.

The directors who are not officers receive $1,500 for each meeting of the Board of Directors and $1,500 for each committee meeting they attend, and a monthly retainer of $750. Each non-employee committee Chairman receives an additional monthly retainer of $250. The Lead Independent Director receives an additional monthly retainer of $500. We also reimburse our directors for travel, lodging and related expenses they incur in attending Board and committee meetings. The total compensation and reimbursement for expenses paid or payable to all directors in 2007 was $468,497.

The Board of Directors has adopted a policy that 50 percent of all director fees must be used to purchase our common stock. In 2007, the directors collectively bought 26,555 shares in the open market.

OTHER INFORMATION

We are not subject to any material pending or, to our knowledge, threatened legal proceedings.

Our custodian is J.P. Morgan Chase Bank, 345 Park Avenue, New York, New York 10154-1002.

Our transfer and dividend-paying agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

Our independent registered public accounting firm is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. It also provides tax return preparation services for us.

BROKERAGE

In 2005, we paid $48,732 in brokerage commissions for the sale of our shares in NeuroMetrix, Inc. We did not effect any transactions in portfolio securities in 2007 or 2006 except for the purchase and sale of treasury securities, for which we do not pay any brokerage commissions. Brokers are selected on the basis of our best judgment as to which brokers are most likely to be in contact with likely buyers of the thinly traded securities of our portfolio companies. We will also consider the competitiveness of such broker’s commission rates. We might pay a premium for a broker’s knowledge of the potential buyers.

DIVIDENDS AND DISTRIBUTIONS

As a regulated investment company under the Code, we will not be subject to U.S. federal income tax on our investment company taxable income that we distribute to shareholders, provided that at least 90 percent of our investment company taxable income for that taxable year is distributed to our shareholders. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future.

To the extent that we retain any net capital gain, we may pay deemed capital gain dividends to shareholders. If we do pay a deemed capital gain dividend, you will not receive a cash distribution, but instead you will receive a tax credit equal to your proportionate share of the tax paid by us. When we declare a deemed dividend, our dividend-paying agent will send you an IRS Form 2439 which will reflect receipt of the deemed dividend income and the tax credit. This tax credit, which we pay at the applicable corporate rate, is normally at a higher rate than the rate payable by individual shareholders on the deemed dividend income. The excess credit can be used by the shareholder to offset other taxes due in that year or to generate a tax refund to the shareholder. In addition, each shareholder’s tax basis in his shares of Common Stock is increased by the excess of the capital gain on which we paid taxes over the amount of taxes we paid. See "Taxation."

We did not pay a cash dividend or declare a deemed capital gain dividend for 2007.

TAXATION

Taxation of the Company

We have elected and qualified and intend to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, (a) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies; (b) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than five percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of any issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, and (c) annually distribute at least 90 percent of our investment company taxable income as a dividend.

In the case of a regulated investment company which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). We have received SEC Certification since 1999, including for 2006, but it is possible that we may not receive SEC Certification in future years. Pursuant to the SEC Certification, we are generally entitled to include, in the computation of the 50 percent value of our assets (described in (b)(i) above), the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed five percent of the value of our total assets.

As a regulated investment company, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to shareholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2)
at least 98 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by a company with a November or December year-end to use the company’s fiscal year); and

(3)	any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the four percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If in any particular taxable year, we do not qualify as a regulated investment company, all of our taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

We may decide to be taxed as a corporation even if we would otherwise qualify as a regulated investment company.

Company Investments

We may make certain investments which would subject us to special provisions of the Code that, among other things, may affect the character of the gains or losses realized by us and require us to recognize income or gain without receiving cash with which to make distributions.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to the shareholders their share of the foreign taxes paid by us.

Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals.

Taxation of Shareholders

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of our earnings and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in the shareholder’s income as long-term capital gains and (ii) the shareholder’s proportionate share of the corporate tax paid by us. Shareholders should consult their tax advisors for further information about the impact of a deemed dividend on their state or local taxes.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our Common Stock. If we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the shareholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, federal withholding taxes at a 30 percent rate (or a lower rate pursuant to a tax treaty) will apply to distributions to shareholders (except to those distributions designated by us as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations (a "non-U.S. investor"). Different tax consequences may result if a non-U.S. investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

Backup Withholding

We are required in some circumstances to backup withholding on taxable dividends and other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number and certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

The foregoing is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our taxation and our shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding notes in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

CERTAIN GOVERNMENT REGULATIONS

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing primarily in companies that are organized in the United States and engaged primarily in businesses other than certain financial businesses and that either do not have any securities listed on a national securities exchange or are controlled by the business development company. In addition, the business development company must make managerial assistance available to these portfolio companies. A business development company may use capital provided by public shareholders and from other sources to invest in what are usually private investments. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing primarily in what are usually privately owned companies.

As a business development company, we may not acquire any assets other than "qualifying assets" unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70 percent of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to the securities; and

•	cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and is not engaged primarily in certain financial businesses and that:

•	does not have a class of securities registered on a national securities exchange;

•	is actively controlled by the business development company and has an affiliate of a business development company on its Board of Directors; or

•	meets other criteria as may be established by the SEC.

Control under the 1940 Act is presumed to exist where a business development company beneficially owns more than 25 percent of the outstanding voting securities of the portfolio company.

To include securities described above as qualifying assets for the purpose of the 70 percent test, a business development company must make available to the issuer of those securities (whether directly or through cooperating parties) significant managerial assistance such as providing significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

As a business development company, we are entitled to issue senior securities in the form of stock or indebtedness, including bank borrowings and debt securities, as long as our senior securities have an asset coverage of at least 200 percent immediately after each issuance. See "Risk Factors."

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of members of our Board of Directors who are not interested persons and, in some cases, may have to seek prior approval from the SEC.

As with other companies regulated by the 1940 Act, a business development company must adhere to substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person’s office.

We maintain a code of ethics under Rule 17j-1 of the 1940 Act that establishes procedures for personal investment and restricts some transactions by our personnel. Our code of ethics generally does not permit investment by our employees in private securities that may be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement of which this Prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (800) SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, voting on the matter at a meeting at which a quorum is present.

We vote proxies relating to our portfolio securities in what management believes is in the best interest of our shareholders. We carefully review on a case by case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by the Managing Directors who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we required that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Shareholders may obtain information regarding how we voted proxies with respect to our public portfolio companies by making a written request for proxy voting information or by contacting us by telephone at 1-877-TINY-TECH.

CAPITALIZATION

We are authorized to issue 45,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion, or cumulative voting rights.

The following table shows the number of shares of (i) capital stock authorized, (ii) the amount held by us or for our own account, and (iii) capital stock outstanding for each class of our authorized securities as of May 28, 2008.

Title of Class	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Common Stock	45,000,000	1,828,740	23,314,573
Preferred Stock	2,000,000	0	0

Issuance of Preferred Stock

Our Board of Directors is authorized by our articles of incorporation to issue up to 2,000,000 shares of preferred stock having a par value of $0.10 per share. The Board of Directors is authorized to divide the preferred stock into one or more series and to determine the terms of each series, including, but not limited to, the voting rights, redemption provisions, dividend rate and liquidation preference. Any terms must be consistent with the requirements of the 1940 Act. The 1940 Act currently prohibits us from issuing any preferred stock if after giving effect to the issuance the value of our total assets, less all liabilities and indebtedness other than senior securities, would be less than 200 percent of the aggregate amount of senior securities representing indebtedness plus the aggregate involuntary liquidation value of our preferred stock (other than up to 5 percent borrowings for temporary purposes). Leveraging with preferred stock raises the same general potential for loss or gain and other risks as does leveraging with borrowings described above.

Options and Warrants

We have no warrants outstanding. As of May 28, 2008, we had 4,315,776 options outstanding, which were granted pursuant to our Equity Incentive Plan described herein. Under the 1940 Act, we cannot issue options and/or warrants for more than 25 percent of our outstanding voting securities.

PLAN OF DISTRIBUTION

We may sell our Common Stock through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our Common Stock will be named in the applicable Prospectus Supplement.

The distribution of our Common Stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share must equal or exceed the net asset value per share of our Common Stock exclusive of any underwriting commissions or discounts.

In connection with the sale of our Common Stock, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Common Stock to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Common Stock may be deemed to be underwriters under the Securities Act of 1933, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Common Stock may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq Global Market.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Common Stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Common Stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Common Stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our Common Stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, our special counsel in connection with the offering of Common Stock.

EXPERTS

Our audited financial statements as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 are included in this Registration Statement in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

We will furnish, without charge, a copy of such financial statements upon request by writing to 111 West 57th Street, Suite 1100, New York, New York 10019, Attention: Investor Relations, or calling 1-800-TINY-TECH.

FURTHER INFORMATION

We are subject to the informational requirements of the 1934 Act and in accordance therewith file reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by us can be inspected and copied at public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, its New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281 and its Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain information on the operation of the Public Reference room by calling the SEC at (800) SEC-0330. The SEC also maintains a website that contains reports, proxy statements, and other information. The address of the SEC’s website is http://www.sec.gov. Copies of this material may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

PRIVACY POLICY

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in some cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our shareholders, although some non-public personal information of our shareholders may become available to us. We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our shareholders to our employees and to employees of our service providers and their affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

CONSOLIDATED FINANCIAL STATEMENTS

HARRIS & HARRIS GROUP, INC.

Management's Report on Internal Control Over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the Company's principal executive and principal financial officers and effected by the Company's Board of Directors, management and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;

•
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the Company; and

•
provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness of internal control over financial reporting to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management has assessed the effectiveness of our internal control over financial reporting as of December 31, 2007. In making its assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework. Based on the results of this assessment, management (including our Chief Executive Officer and Chief Financial Officer) has concluded that, as of December 31, 2007, the Company's internal control over financial reporting was effective.

The effectiveness of the Company's internal control over financial reporting has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears on page F-3 of this Registration Statement.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Harris & Harris Group, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets, cash flows, and the financial highlights present fairly, in all material respects, the financial position of Harris & Harris Group, Inc. and its subsidiaries ("the Company") at December 31, 2007 and December 31, 2006, and the results of their operations, their cash flows, the changes in their net assets, and the financial highlights for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management's Report on Internal Control over Financial Reporting appearing on page 52 of the 2007 Annual Report to Shareholders. Our responsibility is to express opinions on these financial statements and on the Company's internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As more fully disclosed in Note 2 of the Notes to Consolidated Financial Statements, the financial statements include investments valued at $78,110,384 (56.5% of net assets) at December 31, 2007, the fair values of which have been estimated by the Board of Directors in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 12, 2008

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

ASSETS

	December 31, 2007	December 31, 2006

Investments, at value (Cost: $142,230,461 at 12/31/07, $121,331,398 at 12/31/06)	$138,303,977	$112,323,978

Cash and cash equivalents	330,009	2,071,788
Restricted funds (Note 7)	2,667,020	2,149,785
Receivable from portfolio company	524	0
Receivable from broker (Note 4)	0	819,905
Interest receivable	647,337	625,372
Prepaid expenses	488,667	10,945
Other assets	455,798	326,817
Total assets	$142,893,332	$118,328,590

LIABILITIES & NET ASSETS

Accounts payable and accrued liabilities (Note 7)	$4,515,463	$4,115,300
Accrued profit sharing (Note 5)	0	261,661
Deferred rent	14,525	21,326
Total liabilities	4,529,988	4,398,287

Net assets	$138,363,344	$113,930,303

Net assets are comprised of:
Preferred stock, $0.10 par value,
2,000,000 shares authorized; none issued	$0	$0
Common stock, $0.01 par value, 45,000,000 shares authorized at
12/31/07 and 12/31/06; 25,143,313 issued at
12/31/07 and 22,843,757 issued at 12/31/06	251,434	228,438
Additional paid in capital (Note 10)	160,927,691	129,801,201
Accumulated net realized loss	(15,483,766)	(3,686,385)
Accumulated unrealized depreciation of investments	(3,926,484)	(9,007,420)
Treasury stock, at cost (1,828,740 shares at 12/31/07 and 12/31/06)	(3,405,531)	(3,405,531)

Net assets	$138,363,344	$113,930,303

Shares outstanding	23,314,573	21,015,017

Net asset value per outstanding share	$5.93	$5.42

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2005
Investment income:
Interest from:
Fixed-income securities	$2,705,597	$2,991,261	$1,409,273
Portfolio companies	0	0	65,620
Miscellaneous income	39	37,500	65,969
Total investment income	2,705,636	3,028,761	1,540,862

Expenses:
Salaries, benefits and stock-based compensation (Note 4)	11,435,329	7,933,276	2,459,033
Administration and operations	1,432,653	1,250,080	1,319,354
Profit-sharing provision (Note 5)	0	50,875	1,796,264
Professional fees	902,911	737,828	830,062
Rent	235,998	239,846	211,582
Directors' fees and expenses	435,060	340,750	308,874
Depreciation	63,113	64,916	64,713
Custodian fees	28,115	24,125	16,741
Total expenses	14,533,179	10,641,696	7,006,623

Net operating loss	(11,827,543)	(7,612,935)	(5,465,761)

Net realized gain from investments:
Realized gain from investments	118,137	31,338	23,862,037
Income tax expense (benefit) (Note 8)	87,975	(227,355)	9,653,248
Net realized gain from investments	30,162	258,693	14,208,789

Net decrease (increase) in unrealized
depreciation on investments:
Change as a result of investment sales	0	0	(23,181,420)
Change on investments held	5,080,936	(4,418,870)	19,790,298
Change in unrealized depreciation on investments	5,080,936	(4,418,870)	(3,391,122)
Income tax (benefit) (Note 8)	0	0	(1,364,470)
Net decrease (increase) in unrealized
depreciation on investments	5,080,936	(4,418,870)	(2,026,652)

Net (decrease) increase in net assets
resulting from operations:
Total	$(6,716,445)	$(11,773,112)	$6,716,376
Per average basic and diluted outstanding share	$(0.30)	$(0.57)	$0.36
Average outstanding shares	22,393,030	20,759,547	18,471,770

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2005
Cash flows used in operating activities:
Net (decrease) increase in net assets
resulting from operations	$(6,716,445)	$(11,773,112)	$6,716,376
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized (gain) loss on investments	(5,199,073)	4,420,619	(20,470,915)
Deferred income taxes	0	0	(1,364,470)
Depreciation and amortization	(60,009)	(426,168)	346,019
Taxes payable on behalf of shareholders on deemed dividend	0	0	8,122,367
Stock-based compensation expense	8,050,807	5,038,956	0

Changes in assets and liabilities:
Restricted funds	(517,235)	(419,351)	(138,463)
Receivable from portfolio company	(524)	75,000	(65,000)
Interest receivable	(21,965)	(376,808)	(189,603)
Income tax receivable	0	0	(7,023)
Prepaid expenses	(477,722)	(7,951)	539,496
Other receivables	819,905	(819,905)	0
Other assets	(152,012)	(176,325)	11,599
Accounts payable and accrued liabilities	400,163	1,002,643	268,525
Accrued profit sharing	(261,661)	(1,846,197)	1,796,264
Deferred rent	(6,801)	(9,677)	(3,927)
Current income tax liability	0	(9,637,026)	1,524,470

Net cash used in operating activities	(4,142,572)	(14,955,302)	(2,914,285)

Cash flows from investing activities:
Net (purchase) sale of short-term investments
and marketable securities	(235,754)	37,593,589	(52,144,482)
Investment in private placements and loans	(20,595,161)	(24,408,187)	(16,251,339)
Proceeds from sale of investments	174,669	28,295	35,392,200
Purchase of fixed assets	(41,640)	(15,086)	(45,704)

Net cash (used in) provided by investing activities	(20,697,886)	13,198,611	(33,049,325)

Cash flows from financing activities:
Proceeds from public offering, net (Note 10)	12,993,168	0	36,526,567
Proceeds from stock option exercises (Note 4)	10,105,511	2,615,190	0

Net cash provided by financing activities	23,098,679	2,615,190	36,526,567

Net (decrease) increase in cash and cash equivalents:
Cash and cash equivalents at beginning of the year	2,071,788	1,213,289	650,332
Cash and cash equivalents at end of the year	330,009	2,071,788	1,213,289

Net (decrease) increase in cash and cash equivalents	$(1,741,779)	$858,499	$562,957

Supplemental disclosures of cash flow information:
Income taxes paid	$80,236	$9,425,922	$0

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2005

Changes in net assets from operations:

Net operating loss	$(11,827,543)	$(7,612,935)	$(5,465,761)
Net realized gain on investments	30,162	258,693	14,208,789
Net (increase) in unrealized
depreciation on investments as a
result of sales	0	0	(23,181,420)
Net decrease (increase) in unrealized
depreciation on investments held	5,080,936	(4,418,870)	19,790,298
Net change in deferred taxes	0	0	1,364,470

Net (decrease) increase in net assets resulting
from operations	(6,716,445)	(11,773,112)	6,716,376

Changes in net assets from
capital stock transactions:

Issuance of common stock upon the
exercise of stock options	9,996	2,587	0
Issuance of common stock on offering	13,000	0	35,075
Additional paid in capital on common
stock issued	23,075,683	2,612,603	36,491,492
Stock-based compensation expense	8,050,807	5,038,956	0

Net increase in net assets resulting
from capital stock transactions	31,149,486	7,654,146	36,526,567

Changes in net assets from adoption
of SFAS No. 158	0	61,527	0

Net increase (decrease) in net assets	24,433,041	(4,057,439)	43,242,943

Net Assets:

Beginning of the year	113,930,303	117,987,742	74,744,799

End of the year	$138,363,344	$113,930,303	$117,987,742

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) - 15.25% of net assets at value

Private Placement Portfolio (Illiquid) - 15.25% of net assets at value

BioVex Group, Inc. (4)(5)(6)(7)(8) - Developing novel biologics for treatment of cancer and infectious disease
Series E Convertible Preferred Stock	(B)	2,799,552	$2,500,000

Exponential Business Development Company (4)(5) -- Venture capital partnership focused on early stage companies
Limited Partnership Interest	(B)	1	2,026

Molecular Imprints, Inc. (4)(5) -- Manufacturing nanoimprint lithography capital equipment
Series B Convertible Preferred Stock	(B)	1,333,333	2,000,000
Series C Convertible Preferred Stock	(B)	1,250,000	2,389,250
Warrants at $2.00 expiring 12/31/11	(B)	125,000	110,750
			4,500,000
Nanosys, Inc. (4)(5)(7) -- Developing zero and one-dimensional inorganic nanometer-scale materials and devices
Series C Convertible Preferred Stock	(B)	803,428	2,370,113
Series D Convertible Preferred Stock	(B)	1,016,950	3,000,003
			5,370,116
Nantero, Inc. (4)(5)(7) -- Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(B)	345,070	1,046,908
Series B Convertible Preferred Stock	(B)	207,051	628,172
Series C Convertible Preferred Stock	(B)	188,315	571,329
			2,246,409
NeoPhotonics Corporation (4)(5) -- Developing and manufacturing optical devices and components
Common Stock	(B)	716,195	133,141
Series 1 Convertible Preferred Stock	(B)	1,831,256	1,831,256
Series 2 Convertible Preferred Stock	(B)	741,898	741,898
Series 3 Convertible Preferred Stock	(B)	2,750,000	2,750,000
Warrants at $0.15 expiring 01/26/10	(B)	16,364	1,325
Warrants at $0.15 expiring 12/05/10	(B)	14,063	1,139
			5,458,759
Polatis, Inc. (4)(5)(7)(9) -- Developing MEMS-based optical networking components
Series A-1 Convertible Preferred Stock	(B)	16,775	0
Series A-2 Convertible Preferred Stock	(B)	71,611	132,653
Series A-4 Convertible Preferred Stock	(B)	4,774	8,768
Series A-5 Convertible Preferred Stock	(B)	16,438	135,105
			276,526
Starfire Systems, Inc. (4)(5)(7) -- Producing ceramic-forming polymers Common Stock	(B)	375,000	150,000
Series A-1 Convertible Preferred Stock	(B)	600,000	600,000
			750,000

Total Unaffiliated Private Placement Portfolio (cost: $21,435,392)			$21,103,836

Total Investments in Unaffiliated Companies (cost: $21,435,392)			$21,103,836

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) - 38.06% of net assets at value

Private Placement Portfolio (Illiquid) - 38.06% of net assets at value

Adesto Technologies Corporation (4)(5)(6)(7) -- Developing semiconductor-related products enabled at the nanoscale
Series A Convertible Preferred Stock	(B)	3,416,149	$1,147,826

Ancora Pharmaceuticals Inc. (4)(5)(6)(7) - Developing synthetic carbohydrates for pharmaceutical markets and for internal drug development programs
Series B Convertible Preferred Stock	(B)	909,091	639,062
Warrants at $1.06 expiring 05/01/08	(B)	754,717	60,377
			699,439
BridgeLux, Inc. (4)(5)(11) -- Manufacturing high-power light emitting diodes
Series B Convertible Preferred Stock	(B)	1,861,504	2,792,256
Series C Convertible Preferred Stock	(B)	2,130,699	3,196,050
Warrants at $0.7136 expiring 02/02/2017	(B)	98,340	138,856
Warrants at $0.7136 expiring 04/26/2017	(B)	65,560	92,833
			6,219,995
Cambrios Technologies Corporation (4)(5)(7) -- Developing nanowire-enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(B)	1,294,025	1,294,025
Series C Convertible Preferred Stock	(B)	1,300,000	1,300,000
			2,594,025
Chlorogen, Inc. (4)(5)(12) -- Developed patented chloroplast technology to produce plant-made proteins
Series A Convertible Preferred Stock	(B)	4,478,038	0
Series B Convertible Preferred Stock	(B)	2,077,930	0
Secured Convertible Bridge Note (including interest)	(B)	$176,811	0
			0
Crystal IS, Inc. (4)(5)(7) -- Developing single-crystal aluminum nitride substrates for optoelectronic devices
Series A Convertible Preferred Stock	(B)	391,571	305,425
Series A-1 Convertible Preferred Stock	(B)	1,300,376	1,014,294
Warrants at $0.78 expiring 05/05/2013	(B)	15,231	9,550
Warrants at $0.78 expiring 05/12/2013	(B)	2,350	1,473
Warrants at $0.78 expiring 08/08/2013	(B)	4,396	2,796
			1,333,538
CSwitch, Inc. (4)(5)(7)(13) -- Developing next-generation, system-on- a-chip solutions for communications-based platforms
Series A-1 Convertible Preferred Stock	(B)	6,863,118	3,431,559
Secured Convertible Bridge Note (including interest)	(B)	$529,852	541,581
			3,973,140
D-Wave Systems, Inc. (4)(5)(7)(14) -- Developing high- performance quantum computing systems
Series B Convertible Preferred Stock	(B)	2,000,000	2,226,488

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) - 38.06% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) - 38.06% of net assets at value (cont.)

Ensemble Discovery Corporation (4)(5)(6)(7) - Developing DNA Programmed Chemistry for the discovery of new classes of therapeutics and bioassays
Series B Convertible Preferred Stock	(B)	1,449,275	$2,000,000

Innovalight, Inc. (4)(5)(7) - Developing renewable energy products enabled by silicon-based nanomaterials
Series B Convertible Preferred Stock	(B)	16,666,666	5,718,216
Series C Convertible Preferred Stock	(B)	5,810,577	1,993,568
			7,711,784
Kereos, Inc. (4)(5)(7) -- Developing emulsion-based imaging agents and targeted therapeutics to image and treat cancer and cardiovascular disease
Series B Convertible Preferred Stock	(B)	545,456	159,743

Kovio, Inc. (4)(5)(7) -- Developing semiconductor products using printed electronics and thin-film technologies
Series C Convertible Preferred Stock	(B)	2,500,000	3,125,000
Series D Convertible Preferred Stock	(B)	800,000	1,000,000
			4,125,000
Lifco, Inc. (4)(5)(6)(7)(15) -- Developing energy solutions using nanostructured materials
Series A Convertible Preferred Stock	(B)	1,208,262	946,528

Mersana Therapeutics, Inc. (4)(5)(7)(16) -- Developing advanced polymers for drug delivery
Series A Convertible Preferred Stock	(B)	68,451	136,902
Series B Convertible Preferred Stock	(B)	866,500	1,733,000
Warrants at $2.00 expiring 10/21/10	(B)	91,625	118,380
			1,988,282
Metabolon, Inc. (4)(5)(7) - Discovering biomarkers through the use of metabolomics
Series B Convertible Preferred Stock	(B)	2,173,913	2,500,000

NanoGram Corporation (4)(5)(7) -- Developing a broad suite of intellectual property utilizing nanoscale materials
Series I Convertible Preferred Stock	(B)	63,210	124,524
Series II Convertible Preferred Stock	(B)	1,250,904	2,464,281
Series III Convertible Preferred Stock	(B)	1,242,144	2,447,024
Series IV Convertible Preferred Stock	(B)	432,179	851,393
			5,887,222
Nanomix, Inc. (4)(5)(7) -- Producing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures
Series C Convertible Preferred Stock	(B)	977,917	330,228
Series D Convertible Preferred Stock	(B)	6,802,397	680,240
			1,010,468

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) - 38.06% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) - 38.06% of net assets at value (cont.)

NanoOpto Corporation (4)(5)(17) -- Manufactured discrete and integrated optical communications sub-components on a chip by utilizing nano manufacturing and nano coating technology
Series A-1 Convertible Preferred Stock	(B)	267,857	$0
Series B Convertible Preferred Stock	(B)	3,819,935	0
Series C Convertible Preferred Stock	(B)	1,932,789	0
Series D Convertible Preferred Stock	(B)	1,397,218	0
Warrants at $0.4359 expiring 03/15/10	(B)	193,279	0
Secured Convertible Bridge Note (including interest)	(B)	$268,654	105,714
			105,714
Nextreme Thermal Solutions, Inc. (4)(5)(7) -- Developing thin-film thermoelectric devices for cooling and energy conversion
Series A Convertible Preferred Stock	(B)	1,750,000	1,750,000

Questech Corporation (4)(5) -- Manufacturing and marketing proprietary metal and stone decorative tiles
Common Stock	(B)	655,454	589,259
Warrants at $1.50 expiring 11/19/08	(B)	5,000	1,085
Warrants at $1.50 expiring 11/19/09	(B)	5,000	1,910
			592,254
Siluria Technologies, Inc. (4)(5)(6)(7) - Developing new-generation nanomaterials
Series S-2 Convertible Preferred Stock	(B)	482,218	160,723

Solazyme, Inc. (4)(5)(7) -- Developing energy-harvesting machinery of photosynthetic microbes to produce industrial and pharmaceutical molecules
Series A Convertible Preferred Stock	(B)	988,204	997,691
Series B Convertible Preferred Stock	(B)	495,246	500,000
			1,497,691
Xradia, Inc. (4)(5) - Designing, manufacturing and selling ultra high resolution 3D x-ray microscopes and fluorescence imaging systems
Series D Convertible Preferred Stock	(B)	3,121,099	4,000,000

Zia Laser, Inc. (4)(5)(18) -- Developed quantum dot semiconductor lasers
Series C Convertible Preferred Stock	(B)	1,500,000	21,329

Total Non-Controlled Private Placement Portfolio (cost: $54,306,393)			$52,651,189

Total Investments in Non-Controlled Affiliated Companies (cost: $54,306,393)			$52,651,189

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Controlled Affiliated Companies (2)(19) - 3.15% of net assets at value

Private Placement Portfolio (Illiquid) - 3.15% of net assets at value

Evolved Nanomaterial Sciences, Inc. (4)(5)(20) -- Developed nanoscale-enhanced approaches for the resolution of chiral molecules
Series A Convertible Preferred Stock	(B)	5,870,021	$0

Phoenix Molecular Corporation (4)(5)(6)(7) - Developing technology to enable the separation of difficult-to-separate materials.
Common Stock	(B)	1,000	10
Unsecured Convertible Bridge Note (including interest)	(B)	$50,000	50,733
			50,743
SiOnyx, Inc. (4)(5)(7) -- Developing silicon-based optoelectronic products enabled by its proprietary "Black Silicon"
Series A Convertible Preferred Stock	(B)	233,499	135,686
Series A-1 Convertible Preferred Stock	(B)	2,966,667	1,723,930
Series A-2 Convertible Preferred Stock	(B)	4,207,537	2,445,000
			4,304,616

Total Controlled Private Placement Portfolio (cost: $6,935,743)			$4,355,359

Total Investments in Controlled Affiliated Companies (cost: $6,935,743)			$4,355,359

Total Private Placement Portfolio (cost: $82,677,528)			$78,110,384

U.S. Government and Agency Securities - 43.50% of net assets at value

U.S. Treasury Bill -- due date 02/21/08	(J)	$2,750,000	2,738,725
U.S. Treasury Notes -- due date 02/15/08, coupon 3.375%	(H)	15,005,000	15,006,200
U.S. Treasury Notes -- due date 05/15/08, coupon 3.75%	(H)	9,000,000	9,010,530
U.S. Treasury Notes -- due date 09/15/08, coupon 3.125%	(H)	5,000,000	4,991,800
U.S. Treasury Notes -- due date 01/15/09, coupon 3.25%	(H)	3,000,000	3,005,160
U.S. Treasury Notes -- due date 02/15/09, coupon 4.50%	(H)	5,100,000	5,176,908
U.S. Treasury Notes -- due date 04/15/09, coupon 3.125%	(H)	3,000,000	3,001,410
U.S. Treasury Notes -- due date 07/15/09, coupon 3.625%	(H)	3,000,000	3,023,910
U.S. Treasury Notes -- due date 10/15/09, coupon 3.375%	(H)	3,000,000	3,018,510
U.S. Treasury Notes -- due date 01/15/10, coupon 3.625%	(H)	3,000,000	3,034,680
U.S. Treasury Notes -- due date 04/15/10, coupon 4.00%	(H)	3,000,000	3,060,930
U.S. Treasury Notes -- due date 07/15/10, coupon 3.875%	(H)	3,000,000	3,060,930
U.S. Treasury Notes -- due date 10/15/10, coupon 4.25%	(H)	2,000,000	2,063,900

Total Investments in U.S. Government and Agency Securities (cost: $59,552,933)			$60,193,593

Total Investments (cost: $142,230,461)			$138,303,977

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

Notes to Consolidated Schedule of Investments

(1)	See Footnote to Consolidated Schedule of Investments on page F-21 for a description of the Valuation Procedures.

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one or more seats on the portfolio company’s Board of Directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $21,435,392. The gross unrealized appreciation based on the tax cost for these securities is $1,732,194. The gross unrealized depreciation based on the tax cost for these securities is $2,063,750.

(4)	Legal restrictions on sale of investment.

(5)	Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(6)	Initial investment was made during 2007.

(7)
These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.

(8)
With our purchase of Series E Convertible Preferred Stock of BioVex, we received a warrant to purchase a number of shares of common stock of BioVex as determined by dividing 624,999.99 by the price per share at which the common stock is offered and sold to the public in connection with the initial public offering.  The ability to exercise this warrant is therefore contingent on BioVex completing successfully an initial public offering before the expiration date of the warrant of September 27, 2012. The exercise price of this warrant shall be 110 percent of the initial public offering price.

(9)	Continuum Photonics, Inc., merged with Polatis, Ltd., to form Polatis, Inc.

(10)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $54,306,393. The gross unrealized appreciation based on the tax cost for these securities is $10,915,201. The gross unrealized depreciation based on the tax cost for these securities is $12,570,405.

(11)	BridgeLux, Inc., was previously named eLite Optoelectronics, Inc.

(12)	On November 30, 2007, Chlorogen filed a Certificate of Dissolution with the state of Delaware.

(13)
With our investment in a secured convertible bridge note issued by CSwitch, we received a warrant to purchase a number of shares of the class of stock sold in the next financing of CSwitch equal to $529,322.36, the principal of the note, divided by the lowest price per share of the class of stock sold in the next financing of CSwitch.  The ability to exercise this warrant is therefore contingent on CSwitch completing successfully a subsequent round of financing.  The warrant will expire five years from the date of the close of the next round of financing.  The cost basis of this warrant is $529.32.

(14)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems, Inc., through D-Wave USA, a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. See "Note 2. Summary of Significant Accounting Policies."

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007

(15)	On February 28, 2008, Lifco, Inc., merged with CFX Battery, Inc., to form CFX Battery, Inc.

(16)	Mersana Therapeutics, Inc., was previously named Nanopharma Corp.

(17)	On July 19, 2007, NanoOpto Corporation sold its assets to API Nanotronics, Inc.

(18)	On November 30, 2006, the assets of Zia Laser, Inc., were acquired by Innolume, Inc.

(19)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $6,935,743. The gross unrealized appreciation based on the tax cost for these securities is $219,616. The gross unrealized depreciation based on the tax cost for these securities is $2,800,000.

(20)	On September 30, 2007, Evolved Nanomaterial Sciences, Inc., filed for Chapter 7 bankruptcy.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

	Method of	Shares/
	Valuation (3)	Principal	Value

Investments in Unaffiliated Companies (6)(7) - 15.61% of net assets

Private Placement Portfolio (Illiquid) - 15.61% of net assets

AlphaSimplex Group, LLC (2) -- Investment management company headed by
Dr. Andrew W. Lo, holder of the Harris & Harris Group Chair at MIT
Limited Liability Company Interest	(B)	--	$10,521

Exponential Business Development Company (1)(2) --
Venture capital partnership focused on early stage companies
Limited Partnership Interest	(B)	--	0

Molecular Imprints, Inc. (1)(2) -- Manufacturing nanoimprint lithography capital equipment
Series B Convertible Preferred Stock	(A)	1,333,333	2,000,000
Series C Convertible Preferred Stock	(A)	1,250,000	2,500,000
Warrants at $2.00 expiring12/31/11	(B)	125,000	0
			4,500,000
Nanosys, Inc. (1)(2)(5) -- Developing zero and one-dimensional inorganic nanometer-scale materials for use in nanotechnology-
enabled systems
Series C Convertible Preferred Stock	(C)	803,428	2,370,113
Series D Convertible Preferred Stock	(C)	1,016,950	3,000,003
			5,370,116
Nantero, Inc. (1)(2)(5) -- Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(C)	345,070	1,046,908
Series B Convertible Preferred Stock	(C)	207,051	628,172
Series C Convertible Preferred Stock	(C)	188,315	571,329
			2,246,409
NeoPhotonics Corporation (1)(2) -- Developing and manufacturing planar optical devices and components
Common Stock	(C)	716,195	133,141
Series 1 Convertible Preferred Stock	(C)	1,831,256	1,831,256
Series 2 Convertible Preferred Stock	(C)	741,898	741,898
Series 3 Convertible Preferred Stock	(C)	2,750,000	2,750,000
Warrants at $0.15 expiring 01/26/10	(C)	16,364	164
Warrants at $0.15 expiring 12/05/10	(C)	14,063	140
			5,456,599
Polatis, Inc. (1)(2)(5)(10) -- Developing optical networking components by merging materials, MEMS and electronics technologies
Series A-1 Convertible Preferred Stock	(B)	16,775	0
Series A-2 Convertible Preferred Stock	(B)	71,611	141,520
Series A-4 Convertible Preferred Stock	(B)	4,774	9,435
Series A-5 Convertible Preferred Stock	(B)	5,491	45,127
			196,082

Total Unaffiliated Private Placement Portfolio (cost: $18,107,124)			$17,779,727

Total Investments in Unaffiliated Companies (cost: $18,107,124)			$17,779,727

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

	Method of	Shares/
	Valuation (3)	Principal	Value

Investments in Non-Controlled Affiliated Companies (6)(8) -28.20% of net assets

Private Placement Portfolio (Illiquid) - 28.20% of net assets

BridgeLux, Inc. (1)(2)(11) -- Manufacturing high-power light emitting diodes
Series B Convertible Preferred Stock	(A)	1,861,504	$1,000,000

Cambrios Technologies Corporation (1)(2)(5) -- Developing nanowire-
enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(A)	1,294,025	1,294,025

Chlorogen, Inc. (1)(2)(5) -- Developing patented chloroplast technology to produce plant-made proteins
Series A Convertible Preferred Stock	(C)	4,478,038	785,000
Series B Convertible Preferred Stock	(C)	2,077,930	364,261
Secured Convertible Bridge Note (including interest)	(A)	$221,438	225,697
			1,374,958
Crystal IS, Inc. (1)(2)(5) -- Developing single-crystal
aluminum nitride substrates for optoelectronic devices
Series A Convertible Preferred Stock	(C)	391,571	305,425
Series A-1 Convertible Preferred Stock	(C)	1,300,376	1,014,294
Warrants at $0.78 expiring 05/05/2013	(B)	15,231	0
Warrants at $0.78 expiring 05/12/2013	(B)	2,350	0
Warrants at $0.78 expiring 08/08/2013	(B)	4,396	0
			1,319,719
CSwitch, Inc. (1)(2)(5) -- Developing next-generation, system-on-a-chip solutions for communications-based platforms
Series A-1 Convertible Preferred Stock	(C)	6,700,000	3,350,000

D-Wave Systems, Inc. (1)(2)(4)(5)(13) -- Developing high-performance quantum computing systems
Series B Convertible Preferred Stock	(A)	2,000,000	1,716,444
Warrants at $0.85 expiring 10/19/07	(B)	1,800,000	0
			1,716,444
Innovalight, Inc. (1)(2)(4)(5) - Developing renewable energy products enabled by silicon-based nanomaterials
Series B Convertible Preferred Stock	(A)	16,666,666	2,500,000

Kereos, Inc. (1)(2)(5) -- Developing emulsion-based imaging
agents and targeted therapeutics to image and treat cancer
and cardiovascular disease
Series B Convertible Preferred Stock	(A)	349,092	960,000

Kovio, Inc. (1)(2)(5) -- Developing semiconductor products
using printed electronics and thin-film technologies
Series C Convertible Preferred Stock	(A)	2,500,000	3,000,000

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

	Method of	Shares/
	Valuation (3)	Principal	Value

Investments in Non-Controlled Affiliated Companies (6)(8) - 28.20% of net assets (cont.)

Private Placement Portfolio (Illiquid) - 28.20% of net assets (cont.)

Mersana Therapeutics, Inc. (1)(2)(5)(12) -- Developing advanced polymers for drug delivery
Series A Convertible Preferred Stock	(C)	68,452	$136,904
Series B Convertible Preferred Stock	(C)	616,500	1,233,000
Warrants at $2.00 expiring 10/21/10	(B)	91,625	0
			1,369,904
Metabolon, Inc. (1)(2)(4)(5) - Discovering biomarkers through the use of metabolomics
Series B Convertible Preferred Stock	(A)	2,173,913	2,500,000

NanoGram Corporation (1)(2)(5) -- Developing a broad suite of intellectual property utilizing nanotechnology
Series I Convertible Preferred Stock	(C)	63,210	64,259
Series II Convertible Preferred Stock	(C)	1,250,904	1,271,670
Series III Convertible Preferred Stock	(C)	1,242,144	1,262,764
			2,598,693
Nanomix, Inc. (1)(2)(5) -- Producing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures
Series C Convertible Preferred Stock	(B)	9,779,181	790,000

NanoOpto Corporation (1)(2)(5) -- Manufacturing discrete and integrated optical communications sub-components on a chip by utilizing nano manufacturing and nano coating technology
Series A-1 Convertible Preferred Stock	(B)	267,857	16,400
Series B Convertible Preferred Stock	(B)	3,819,935	560,328
Series C Convertible Preferred Stock	(B)	1,932,789	425,266
Series D Convertible Preferred Stock	(B)	1,397,218	204,951
Warrants at $0.4359 expiring 03/15/10	(B)	193,279	0
			1,206,945
Nextreme Thermal Solutions, Inc. (1)(2)(5) -- Developing thin-film thermoelectric devices
Series A Convertible Preferred Stock	(A)	1,000,000	1,000,000

Questech Corporation (1)(2) -- Manufacturing and marketing
proprietary metal and stone decorative tiles
Common Stock	(B)	655,454	996,683
Warrants at $1.50 expiring 11/21/07	(B)	3,750	77
Warrants at $1.50 expiring 11/19/08	(B)	5,000	103
Warrants at $1.50 expiring 11/19/09	(B)	5,000	103
			996,966
Solazyme, Inc. (1)(2)(5) -- Developing energy-harvesting
machinery of photosynthetic microbes to produce industrial
and pharmaceutical molecules
Series A Convertible Preferred Stock	(C)	988,204	385,400
The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

	Method of	Shares/
	Valuation (3)	Principal	Value

Investments in Non-Controlled Affiliated Companies (6)(8) - 28.20% of net assets (cont.)

Private Placement Portfolio (Illiquid) - 28.20% of net assets (cont.)

Starfire Systems, Inc. (1)(2)(5) --Producing ceramic-forming polymers
Common Stock	(A)	375,000	$150,000
Series A-1 Convertible Preferred Stock	(C)	600,000	600,000
			750,000

Xradia, Inc. (1)(2)(4) - Designing, manufacturing and selling ultra high resolution 3D x-ray microscopes and fluorescence imaging systems.
Series D Convertible Preferred Stock	(A)	3,121,099	4,000,000

Zia Laser, Inc. (1)(2)(5) -- Developing quantum dot semiconductor lasers
Series C Convertible Preferred Stock	(C)	1,500,000	15,000

Total Non-Controlled Private Placement Portfolio (cost: $39,571,676)			$32,128,054

Total Investments in Non-Controlled Affiliated Companies (cost: $39,571,676)			$32,128,054

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

	Method of	Shares/
	Valuation (3)	Principal	Value

Investments in Controlled Affiliated Companies (6)(9) - 3.30% of net assets

Private Placement Portfolio (Illiquid) - 3.30% of net assets

Evolved Nanomaterial Sciences, Inc. (1)(2)(4)(5) -- Developing
nanotechnology-enhanced approaches for the resolution of
chiral molecules
Series A Convertible Preferred Stock	(A)	5,870,021	$2,800,000

SiOnyx, Inc. (1)(2)(4)(5) -- Developing silicon-based
optoelectronic products enabled by its proprietary, "Black Silicon"
Series A Convertible Preferred Stock	(C)	233,499	70,050
Series A-1 Convertible Preferred Stock	(C)	2,966,667	890,000
			960,050

Total Controlled Private Placement Portfolio (cost: $4,440,000)			$3,760,050

Total Investments in Controlled Affiliated Companies (cost: $4,440,000)			$3,760,050

U.S. Government and Agency Securities - 51.48% of net assets

U.S. Treasury Bill -- due date 1/18/07	(J)	2,217,000	2,212,677
U.S. Treasury Notes -- due date 11/30/07, coupon 4.25%	(H)	6,500,000	6,455,345
U.S. Treasury Notes -- due date 02/15/08, coupon 3.375%	(H)	9,000,000	8,842,860
U.S. Treasury Notes -- due date 05/15/08, coupon 3.75%	(H)	9,000,000	8,862,210
U.S. Treasury Notes -- due date 09/15/08, coupon 3.125%	(H)	5,000,000	4,861,350
U.S. Treasury Notes -- due date 01/15/09, coupon 3.25%	(H)	3,000,000	2,910,930
U.S. Treasury Notes -- due date 02/15/09, coupon 4.50%	(H)	5,100,000	5,069,145
U.S. Treasury Notes -- due date 04/15/09, coupon 3.125%	(H)	3,000,000	2,893,830
U.S. Treasury Notes -- due date 07/15/09, coupon 3.625%	(H)	3,000,000	2,920,890
U.S. Treasury Notes -- due date 10/15/09, coupon 3.375%	(H)	3,000,000	2,894,310
U.S. Treasury Notes -- due date 01/15/10, coupon 3.625%	(H)	3,000,000	2,907,420
U.S. Treasury Notes -- due date 04/15/10, coupon 4.00%	(H)	3,000,000	2,935,560
U.S. Treasury Notes -- due date 07/15/10, coupon 3.875%	(H)	3,000,000	2,920,560
U.S. Treasury Notes -- due date 10/15/10, coupon 4.25%	(H)	2,000,000	1,969,060

Total Investments in U.S. Government and Agency Securities (cost: $59,212,598)			$58,656,147

Total Investments (cost: $121,331,398)			$112,323,978

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2006

Notes to Consolidated Schedule of Investments

(1)	Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(2)	Legal restrictions on sale of investment.

(3)	See Footnote to Schedule of Investments for a description of the Valuation Procedures.

(4)	Initial investment was made during 2006.

(5)
These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.

(6)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company or where we hold one or more seats on the portfolio company’s Board of Directors. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company.

(7)
The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $18,107,124. The gross unrealized appreciation based on the tax cost for these securities is $1,732,194. The gross unrealized depreciation based on the tax cost for these securities is $2,059,591.

(8)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $39,571,676. The gross unrealized appreciation based on the tax cost for these securities is $333,269. The gross unrealized depreciation based on the tax cost for these securities is $7,776,891.

(9)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $4,400,000. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $679,950.

(10)	Continuum Photonics, Inc., merged with Polatis, Ltd., to form Polatis, Inc.

(11)	BridgeLux, Inc., was previously named eLite Optoelectronics, Inc.
(12)	Mersana Therapeutics, Inc., was previously named Nanopharma Corp.

(13)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems, Inc., through D-Wave USA, a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. Refer to “Note 2. Summary of Significant Accounting Policies.”

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS

VALUATION PROCEDURES

Our investments can be classified into five broad categories for valuation purposes:

Equity-Related Securities;

Investments in Intellectual Property or Patents or Research and Development in Technology or Product Development;

Long-Term Fixed-Income Securities;

Short-Term Fixed-Income Securities; and

All Other Securities.

The 1940 Act requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

Our Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

Our Valuation Committee, comprised of all of our independent Board members, is responsible for reviewing and approving the valuation of our assets within the guidelines established by the Board of Directors.

Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing our assets, external measures of value, such as public markets or third-party transactions, are utilized whenever possible. Valuation is not based on long-term work-out value, nor immediate liquidation value, nor incremental value for potential changes that may take place in the future.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become marketable.

Our valuation policy with respect to the five broad investment categories is as follows:

Equity-Related Securities

Equity-related securities, including warrants, are valued using one or more of the following basic methods of valuation:

A. Cost. This method may be used in the early stages of a company’s development until significant positive or negative events occur subsequent to the date of the original investment that dictate a change to another valuation method.

B. Analytical Method. The analytical method is generally used to value an investment position when there is no established public or private market in the company’s securities. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members, based on the data available to them. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered.

The analytical method considers the following factors:

•	The cost of the Company’s investment;

•	Transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation;

•	The financial condition and operating results of the company;

•	The long-term potential of the business and technology of the company;

•	The values of similar securities issued by companies in similar businesses;

•	Multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive;

•	The proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and

•	The rights and preferences of the class of securities we own as compared to other classes of securities the portfolio company has issued.

When the analytical method is used to value warrants, the Company utilizes the Black-Scholes model.

C. Private Market. The private market method uses actual, executed, historical transactions in a company’s securities by responsible third parties as a basis for valuation. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

D. Public Market. The public market method is used when there is an established public market for the class of the company’s securities held by us or into which our securities are convertible. We discount market value for securities that are subject to significant legal and contractual restrictions. Other securities, for which market quotations are readily available, are carried at market value as of the time of valuation. Market value for securities traded on securities exchanges or on the Nasdaq Global Market is the last reported sales price on the day of valuation. For other securities traded in the over-the-counter market and listed securities for which no sale was reported on that day, market value is the mean of the closing bid price and asked price on that day. This method is the preferred method of valuation when there is an established public market for a company’s securities, as that market provides the most objective basis for valuation. If for any reason, the Valuation Committee determines that market quotations are not reliable, such securities shall be fair valued by the Valuation Committee in accordance with these Valuation Procedures.

Investments in Intellectual Property or Patents or Research and Development in Technology or Product Development

These investments are carried at fair value using the following basic methods of valuation:

E. Cost. This method may be used in the early stages of commercializing or developing intellectual property or patents or research and development in technology or product development until significant positive or adverse events occur subsequent to the date of the original investment that dictate a change to another valuation method.

F. Analytical Method. The analytical method is used to value an investment after analysis of the best available outside information where the factual information available to us dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is inherently imprecise and ultimately the result of reconciling the judgments of our Valuation Committee members. The resulting valuation, although stated as a precise number, is necessarily within a range of values that vary depending upon the significance attributed to the various factors being considered. Some of the factors considered may include the results of research and development, product development progress, commercial prospects, term of patent and projected markets.

The analytical method considers the following factors:

•	The cost of the investment;

•	Investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties;

•	The results of research and development;

•	Product development progress;

•	Commercial prospects;

•	Term of patent;

•	Projected markets; and

•	Other subjective factors.

G. Private Market. The private market method uses actual third-party investments in intellectual property or patents or research and development in technology or product development as a basis for valuation, using actual executed historical transactions by responsible third parties. The private market method may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

As of December 31, 2007, and December 31, 2006, we do not have any investments in intellectual property or patents or research and development in technologies or products.

Long-Term Fixed-Income Securities

H. Readily Marketable. Long-term, fixed-income securities for which market quotations are readily available are carried at market value as of the time of valuation using the most recent bid quotations when available.

I. Not Readily Marketable. Long-term, fixed-income securities for which market quotations are not readily available are carried at fair value as determined in good faith by the Valuation Committee on the basis of available data, which may include credit quality and interest rate analysis, as well as quotations from dealers and brokers. Where such quotations are not available, fair value is determined using prices from independent pricing services that the Board believes are reasonably reliable and based on reasonable price discovery procedures and data from other sources.

Short-Term Fixed-Income Securities

J. Short-Term Fixed-Income Securities are valued in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

All Other Securities

K. All Other Securities are reported at fair value as determined in good faith by the Valuation Committee. As of December 31, 2007, and December 31, 2006, we did not have any of these investments.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic methods of valuation or any other method of valuation within the prescribed guidelines that the Valuation Committee determines after review and analysis is more appropriate for the particular kind of investment. They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. THE COMPANY

Harris & Harris Group, Inc. (the "Company," "us," "our" and "we"), is a venture capital company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). We operate as an internally managed company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

We elected to become a BDC on July 26, 1995, after receiving the necessary shareholder approvals. From September 30, 1992, until the election of BDC status, we operated as a closed-end, non-diversified investment company under the 1940 Act. Upon commencement of operations as an investment company, we revalued all of our assets and liabilities in accordance with the 1940 Act. Prior to September 30, 1992, we were registered and filed under the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act") as an operating company and, while an operating company, operated directly and through subsidiaries.

Harris & Harris Enterprises, Inc.,SM is a 100 percent wholly owned subsidiary of the Company. Harris & Harris Enterprises, Inc., is a partner in Harris Partners I, L.P.,SM and is taxed under Subchapter C of the Code (a “C Corporation”). Harris Partners I, L.P, is a limited partnership and owned our interest in AlphaSimplex Group, LLC. The partners of Harris Partners I, L.P., are Harris & Harris Enterprises, Inc., (sole general partner) and Harris & Harris Group, Inc., (sole limited partner). Harris & Harris Enterprises, Inc., pays taxes on any non-passive investment income generated by Harris Partners I, L.P. The Company consolidates the results of its subsidiaries for financial reporting purposes.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies and include the accounts of the Company and its wholly owned subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities as of December 31, 2007, and December 31, 2006, and the reported amounts of revenues and expenses for the twelve months ended December 31, 2007, 2006, and 2005. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of certain of our investments. At December 31, 2007, and 2006, 54.6 percent and 45.4 percent, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values.

Cash and Cash Equivalents. Cash and cash equivalents includes demand deposits and money market instruments with maturities of less than three months. Cash and cash equivalents are carried at cost which approximates fair value.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. (See "Valuation Procedures" in the "Footnote to Consolidated Schedule of Investments.") At December 31, 2007, and 2006, our financial statements include private venture capital investments valued at $78,110,384 and $53,667,831, respectively, the fair values of which were determined in good faith by, or under the direction, of the Board of Directors. Upon sale of investments, the values that are ultimately realized may be different from what is presently estimated. The difference could be material.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. For the year ended December 31, 2007, included in the net decrease in unrealized depreciation on investments was a $307,636 gain resulting from foreign currency translation.

Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date).

Interest Income Recognition. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis. The Company ceases accruing interest when securities are determined to be non-income producing and writes off any previously accrued interest.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Stock-Based Compensation. The Company has a stock-based employee compensation plan. The Company accounts for the plan in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 123(R), "Share-Based Payment." See “Note 4. Stock-Based Compensation” for further discussion.

Income Taxes. As we intend to qualify as a RIC under Subchapter M of the Internal Revenue Code, the Company does not provide for income taxes. Our taxes are accounted for in accordance with SFAS No. 109, "Accounting for Income Taxes."

However, we pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is a C corporation. See “Note 8. Income Taxes."

In June 2006, the FASB issued Interpretation 48, "Accounting for Uncertainty in Income Taxes" (“FIN 48”), an interpretation of SFAS No. 109. FIN 48 clarifies the accounting and reporting for income taxes where interpretation of the law is uncertain. FIN 48 prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of income tax uncertainties with respect to positions taken or expected to be taken in income tax returns. The Company adopted FIN 48 on January 1, 2007, which had no effect on the Company's financial statements. The Company recognizes interest and penalties in income tax expense. See “Note 8. Income Taxes” for further discussion.

Restricted Funds. The Company maintains a rabbi trust for the purposes of accumulating funds to satisfy the obligations incurred by us for the Supplemental Executive Retirement Plan ("SERP") under the employment agreement with Charles E. Harris.

Property and Equipment. Property and equipment are included in "Other Assets" and are carried at cost, less accumulated depreciation of $336,877. Depreciation is provided using the straight-line method over the estimated useful lives of the premises and equipment.

Concentration of Credit Risk. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Recent Accounting Pronouncements. In September 2006, FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for us on January 1, 2008. The adoption of SFAS No. 157 will not have a material impact on our consolidated financial statements.

In February 2007, the FASB issued Statement No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (“SFAS No. 159”). SFAS No. 159 would allow the Company an irrevocable election to measure certain financial assets and liabilities at fair value, with unrealized gains and losses on the elected items recognized in earnings at each reporting period. The fair value option may only be elected at the time of initial recognition of a financial asset or financial liability or upon the occurrence of certain specified events. The election is applied on an instrument-by-instrument basis, with a few exceptions, and is applied only to entire instruments and not to portions of instruments. SFAS No. 159 also provides expanded disclosure requirements regarding the effects of electing the fair value option on the financial statements. SFAS No. 159 is effective prospectively for fiscal years beginning after November 15, 2007. The Company is currently evaluating this Statement. However, as investments are carried at fair value, the Company does not anticipate that this Statement will have a significant impact on the consolidated financial statements.

NOTE 3. INVESTMENTS

The private placement portfolio at fair value consisted of the following geographic regions at December 31, 2007, and 2006:

December 31, 2007

Geographic Region	Fair Value	Percentage of Total Private Placement Portfolio	Percentage of Net Assets

West	$50,124,606	64.2%	36.2%
Northeast	$16,849,547	21.6%	12.2%
Midwest	$4,659,743	6.0%	3.4%
Southeast	$4,250,000	5.4%	3.1%
Outside U.S.	$2,226,488	2.8%	1.6%

	$78,110,384	100.0%

December 31, 2006

Geographic Region	Fair Value	Percentage of Total Private Placement Portfolio	Percentage of Net Assets

West	$29,759,833	55.5%	26.1%
Northeast	$11,856,596	22.1%	10.4%
Midwest	$6,834,958	12.7%	6.0%
Southeast	$3,500,000	6.5%	3.1%
Outside U.S.	$1,716,444	3.2%	1.5%

	$53,667,831	100.0%

NOTE 4. STOCK-BASED COMPENSATION

On March 23, 2006, the Board of Directors of the Company voted to terminate the Employee Profit-Sharing Plan and to establish the Stock Plan, subject to shareholder approval. This proposal was approved at the May 4, 2006, Annual Meeting of Shareholders. The Stock Plan provides for the grant of equity-based awards of stock options to our officers, employees and directors (subject to receipt of an exemptive order described below) and restricted stock (subject to receipt of an exemptive order described below) to our officers and employees who are selected by our Compensation Committee for participation in the plan and subject to compliance with the 1940 Act.

On July 11, 2006, the Company filed an application with the SEC regarding certain provisions of the Stock Plan, and on June 29, 2007, the Company responded to comments from the SEC on the application. In the event that the SEC provides the exemptive relief requested by the application, and we receive any additional stockholder approval required by the SEC, the Compensation Committee may, in the future, authorize awards of stock options under the Stock Plan to non-employee directors of the Company and authorize grants of restricted stock to employees.

A maximum of 20 percent of our total shares of our common stock issued and outstanding are available for awards under the Stock Plan. Under the Stock Plan, no more than 25 percent of the shares of stock reserved for the grant of the awards under the Stock Plan may be restricted stock awards at any time during the term of the Stock Plan. If any shares of restricted stock are awarded, such awards will reduce on a percentage basis the total number of shares of stock for which options may be awarded. If the Company does not receive exemptive relief from the SEC to issue restricted stock, all shares granted under the Stock Plan may be subject to stock options. No more than 1,000,000 shares of our common stock may be made subject to awards under the Stock Plan to any individual in any year.

On June 26, 2006, the Compensation Committee of the Board of Directors of the Company approved individual stock option awards for certain officers and employees of the Company. Both non-qualified stock options ("NQSOs") and incentive stock options ("ISOs"), subject to the limitations of Section 422 of the Internal Revenue Code, were awarded under the Stock Plan. The terms and conditions of the stock options granted were determined by the Compensation Committee and set forth in award agreements between the Company and each award recipient. Options to purchase a total of 3,958,283 shares of stock were granted with vesting periods ranging from December 2006 to June 2014 and with an exercise price of $10.11. Upon exercise, the shares will be issued from our previously authorized shares. The full Board of Directors ratified and approved the grants on August 3, 2006, on which date the Company's common stock price fluctuated between $9.76 and $10.00.

On June 27, 2007, the Compensation Committee of the Board of Directors and the full Board of Directors of the Company approved a new grant of individual NQSO awards for certain officers and employees of the Company. The terms and conditions of the stock options granted were set forth in award agreements between the Company and each award recipient entered into on that date. Options to purchase a total of 1,700,609 shares of stock were granted with vesting periods ranging from December 2007 to June 2014 and with an exercise price of $11.11, which was the closing volume weighted average price of our shares of common stock on June 27, 2007. Upon exercise, the shares would be issued from our previously authorized but unissued shares.

The Company accounts for the Stock Plan in accordance with the provisions of SFAS No. 123(R), “Share-Based Payment,” which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. At December 31, 2007, the increase to our operating expenses was offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value. Additionally, the Company does not record the tax benefits associated with the expensing of stock options, because the Company currently intends to qualify as a RIC under Subchapter M of the Code.

An option's expected term is the estimated period between the grant date and the exercise date of the option. As the expected term period increases, the fair value of the option and the non-cash compensation cost will also increase. The expected term assumption is generally calculated using historical stock option exercise data. The Company does not have historical exercise data to develop such an assumption. In cases where companies do not have historical data and where the options meet certain criteria, SEC Staff Accounting Bulletin 107 ("SAB 107") provides the use of a simplified expected term calculation. Accordingly, the Company calculated the expected terms using the SAB 107 simplified method.

Expected volatility is the measure of how the stock's price is expected to fluctuate over a period of time. An increase in the expected volatility assumption yields a higher fair value of the stock option. Expected volatility factors for the stock options were based on the historical fluctuations in the Company’s stock price over a period commensurate with the expected term of the option, adjusted for stock splits and dividends.

The expected dividend yield assumption is traditionally calculated based on a company's historical dividend yield. An increase to the expected dividend yield results in a decrease in the fair value of option and resulting compensation cost. Although the Company has declared deemed dividends in previous years, most recently in 2005, the amounts and timing of any future dividends cannot be reasonably estimated. Therefore, for purposes of calculating fair value, the Company has assumed an expected dividend yield of 0 percent.

The risk-free interest rate assumptions are based on the annual yield on the measurement date of a zero-coupon U.S. Treasury bond the maturity of which equals the option’s expected term. Higher assumed interest rates yield higher fair values.

The amount of non-cash, stock-based compensation expense recognized in the Consolidated Statements of Operations is based on the fair value of the awards the Company expects to vest, recognized over the vesting period on a straight-line basis for each award, and adjusted for actual forfeitures that occur before vesting. The forfeiture rate is estimated at the time of grant and revised, if necessary, in subsequent periods if the actual forfeiture rate differs from the estimated rate and is accounted for in the current period and prospectively.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option pricing model as permitted by SFAS No. 123(R). The stock options granted on June 26, 2006, were awarded in five different grant types, each with different contractual terms. The assumptions used in the calculation of fair value of the stock options granted on June 26, 2006, using the Black-Scholes model for each contract term were as follows:

							Weighted
							Average
		Number	Expected	Expected	Expected	Risk-free	Fair
		of Options	Term	Volatility	Dividend	Interest	Value
Type of Award	Term	Granted	in Yrs	Factor	Yield	Rates	Per Share

Non-qualified stock options	1 Year	1,001,017	0.75	37.4%	0%	5.16%	$1.48
Non-qualified stock options	2 Years	815,000	1.625	45.2%	0%	5.12%	$2.63
Non-qualified stock options	3 Years	659,460	2.42	55.7%	0%	5.09%	$3.81
Non-qualified stock options	10 Years	690,000	5.75	75.6%	0%	5.08%	$6.94
Incentive stock options	10 Years	792,806	7.03	75.6%	0%	5.08%	$7.46

Total		3,958,283					$4.25

The stock options granted on June 27, 2007, were awarded in four different grant types, each with different contractual terms. The assumptions used in the calculation of fair value of the stock options granted on June 27, 2007, using the Black-Scholes model for each contract term were as follows:

		Number	Expected	Expected	Expected	Risk-free	Fair
	Contractual	of Options	Term	Volatility	Dividend	Interest	Value
Type of Award	Term	Granted	in Yrs	Factor	Yield	Rates	Per Share

Non-qualified stock options	1.5 Years	380,000	1	42.6%	0%	4.93%	$2.11
Non-qualified stock options	2.5 Years	600,540	2	40.1%	0%	4.91%	$2.92
Non-qualified stock options	3.5 Years	338,403	3	44.7%	0%	4.93%	$3.94
Non-qualified stock options	9 Years	381,666	Ranging from 4.75- 6.28	Ranging from 57.8% to 59.9%	0%	Ranging from 4.97% to 5.01%	Ranging from $5.92 to $6.85

Total		1,700,609

For the years ended December 31, 2007, and December 31, 2006, the Company recognized $8,050,807 and $5,038,956 of compensation expense in the Consolidated Statements of Operations, respectively. As of December 31, 2007, there was approximately $7,810,508 of unrecognized compensation cost related to unvested stock option awards. This cost is expected to be recognized over a weighted-average period of approximately 1.7 years.

For the year ended December 31, 2007, a total of 999,556 options were exercised for total proceeds to the Company of $10,105,511. For the year ended December 31, 2006, a total of 258,672 shares were exercised for total proceeds to the Company of $2,615,190. At December 31, 2006, the Company had a broker receivable totaling $819,905 for proceeds from stock option exercises transacted on December 29, 2006. The Company received these proceeds on January 3, 2007.

The grant date fair value of options vested during the years ended December 31, 2007, and December 31, 2006, was $6,851,874 and $3,781,681, respectively.

For the years ended December 31, 2007, and December 31, 2006, the calculation of the net decrease in net assets resulting from operations per share excludes the stock options because such options were anti-dilutive. The options may be dilutive in future periods in which there is a net increase in net assets resulting from operations, in the event that there is a significant increase in the average stock price in the stock market or significant decreases in the amount of unrecognized compensation cost.

A summary of the changes in outstanding stock options is as follows:

				Weighted
		Weighted	Weighted	Average
		Average	Average	Remaining	Aggregate
		Exercise	Grant Date	Contractual	Intrinsic
	Shares	Price	Fair Value	Term (Yrs)	Value

Options Outstanding at December 31, 2006	3,699,611	$ 10.11	$ 4.43
Granted	1,700,609	$ 11.11	$ 3.68	3.43
Exercised	(999,556)	$ 10.11	$ 1.97
Forfeited or Expired	(432,920)		$ 3.99
Options Outstanding at December 31, 2007	3,967,744	$ 10.54	$ 4.77	4.58	$0
Options Exercisable at December 31, 2007	1,717,125	$ 10.43	$ 4.45	4.18	$0
Options Exercisable and Expected to be Exercisable at December 31, 2007	3,858,226	$ 10.55	$ 4.70	4.47	$0

The aggregate intrinsic value in the table above with respect to options outstanding, exercisable and expected to be exercisable, is calculated as the difference between the Company's closing stock price of $8.79 on the last trading day of 2007 and the exercise price, multiplied by the number of in-the-money options. This calculation represents the total pre-tax intrinsic value that would have been received by the option holders had all options been fully vested and all option holders exercised their awards on December 31, 2007.

For the twelve months ended December 31, 2007, the aggregate intrinsic value of the 999,556 options exercised was $1,700,552. For the twelve months ended December 31, 2006, the aggregate intrinsic value for the 258,672 options exercised was $512,171.

Unless earlier terminated by our Board of Directors, the Stock Plan will expire on May 4, 2016. The expiration of the Stock Plan will not by itself adversely affect the rights of plan participants under awards that are outstanding at the time the Stock Plan expires. Our Board of Directors may terminate, modify or suspend the plan at any time, provided that no modification of the plan will be effective unless and until any required shareholder approval has been obtained. The Compensation Committee may terminate, modify or amend any outstanding award under the Stock Plan at any time, provided that in such event, the award holder may exercise any vested options prior to such termination of the Stock Plan or award.

NOTE 5. EMPLOYEE PROFIT-SHARING PLAN

Prior to the adoption of the Stock Plan, the Company operated the Amended and Restated Harris & Harris Group, Inc. Employee Profit-Sharing Plan (the "2002 Plan"). Effective May 4, 2006, the 2002 Plan was terminated.

The 2002 Plan (and its predecessor) provided for profit sharing by our officers and employees equal to 20 percent of our "qualifying income" for that plan year.

As soon as practicable following the year-end, the Compensation Committee determined whether, and if so how much, qualifying income existed for a plan year. Approximately 90 percent of the amount determined by the Compensation Committee was then paid out to plan participants pursuant to the distribution percentages set forth in the 2002 Plan. The remaining payment was paid out after we finalized our tax returns for that plan year.

At December 31, 2006, we accrued $261,661 for profit sharing related to the 2005 plan year. On March 1, 2006, the Company paid $1,897,072 to plan participants (employees and former employees), which represented approximately 90 percent of the total estimated profit-sharing payment for 2005. The balance of $261,661 related to the 2005 plan year was paid on January 31, 2007, upon finalization of our tax returns.

NOTE 6. DISTRIBUTABLE EARNINGS

As of December 31, 2007, December 31, 2006, and December 31, 2005, there were no distributable earnings. The difference between the book basis and tax basis components of distributable earnings is primarily nondeductible deferred compensation and net operating losses.

On December 20, 2005, the Company declared a designated undistributed capital gain dividend ("deemed dividend") for shareholders of record as of December 31, 2005. The deemed dividend for 2005 was $23,206,763. See “Note 8. Income Taxes.” The Company did not declare dividends for the years ended December 31, 2007, or December 31, 2006.

NOTE 7. EMPLOYEE BENEFITS

Employment Agreement with CEO

Pursuant to his employment agreement, as most recently amended as of August 2, 2007 (the "Employment Agreement"), during the period of employment, Charles E. Harris is to receive compensation in the form of base salary, with automatic yearly adjustments to reflect inflation, which amounted to a minimum required base salary of $246,651 for 2006. In addition, the Board may increase such salary, and subsequently decrease it, but not below the level provided for by the automatic adjustments described above. Mr. Harris's base salary for 2006 was increased to $300,000 (thereby also increasing his SERP benefit as described below) in part in recognition of a 74 percent decrease in Mr. Harris's profit-sharing allocation in recent years in order to provide additional profit sharing to other employees. This was the first salary increase for Mr. Harris, other than cost-of-living adjustments, since 1994. Mr. Harris's base salary for 2007 and 2008 was increased to $306,187 and $314,623, respectively, based on cost-of-living adjustments.

Under his employment agreement, Mr. Harris is entitled to participate in all compensation and employee benefit plans or programs, and to receive all benefits, perquisites, and emoluments for which salaried employees are eligible. Under the Employment Agreement, we furnish Mr. Harris with certain perquisites, which include a company car, health-club membership, membership in certain social or country clubs, a reimbursement for an annual physical examination and up to a $5,000 annual reimbursement, adjusted for inflation, over the period of the agreement, for personal financial or tax advice.

The Employment Agreement also provides Mr. Harris with life insurance for the benefit of his designated beneficiary in the amount of at least $2,000,000; provides reimbursement for uninsured medical expenses, not to exceed $10,000 per annum, adjusted for inflation, over the period of the agreement; provides Mr. Harris and his spouse with long-term care insurance; and provides Mr. Harris with disability insurance providing for continuation of 100 percent of his base salary for a specified period. These benefits are for the term of the Employment Agreement. The Employment Agreement provides that the term of Mr. Harris's employment may not be extended beyond December 31, 2008, unless a committee of the Board consisting of non-interested Directors extends the date by one year pursuant to the Executive Mandatory Retirement Benefit Plan, and Mr. Harris agrees to serve beyond December 31, 2008.

Mr. Harris's Employment Agreement also provides for a supplemental executive retirement plan (the "SERP") and a severance compensation agreement for his benefit as discussed below.

In the event of termination without cause or by constructive discharge, Mr. Harris’s Employment Agreement provides for the continuation of certain benefits over specified periods, as well as severance pay, payable to Mr. Harris (or to his estate if he dies before all payments are made), equal to two times his base salary distributed over a period of two years.

Other than Mr. Harris, our Chairman and Chief Executive Officer, none of our executive officers has a change in control agreement. None of our executive officers is entitled to any special payments solely upon a change in control.

In addition, Mr. Harris is entitled to receive severance pay pursuant to the severance compensation agreement that he entered into with us, effective August 15, 1990, and amended and restated effective as of January 1, 2005. The severance compensation agreement provides that if, following a change in our control, as defined in the agreement, Mr. Harris’s employment is terminated by us without cause or by him within one year of such change in control, he shall be entitled to receive compensation in a lump sum payment equal to 2.99 times his average base salary plus other amounts included in Mr. Harris’s income as compensation from the Company (but excluding bonus, incentive, profit sharing plan and equity compensation) as in effect over the most recent five years preceding the year in which the change in control occurred. Under the severance compensation agreement, Mr. Harris is also entitled to receive a lump sum payment equal to any amounts forfeited on account of his termination, under any employee pension benefit plan, including benefits under the Company’s executive mandatory retirement benefit plan. In addition, he is entitled to receive medical and health insurance coverage under the Company’s retiree medical benefit plan and all other benefits he would be eligible to receive in the event of termination without cause or by constructive discharge, although no duplicate benefits will be provided. In the event that Mr. Harris is entitled to receive 2.99 times his base salary under the severance compensation agreement, he shall not also be paid two times his base salary under the employment agreement.

SERP

The Employment Agreement provides that we adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Harris. Under the SERP, we will cause an amount equal to one-twelfth of Mr. Harris's current annual salary to be credited each month to a special account maintained on our books for the benefit of Mr. Harris, provided that Mr. Harris is employed by us on the last business day of such month. The amounts credited to the SERP Account are deemed invested or reinvested in such investments as are requested by Mr. Harris and agreed to by the Company. The SERP Account is credited and debited to reflect the deemed investment returns, losses and expenses attributed to such deemed investments and reinvestments in accordance with the terms of the SERP. Mr. Harris's benefit under the SERP equals the balance in the SERP Account and such benefit will always be 100 percent vested (i.e., not forfeitable).

In 2005, Mr. Harris received a $125,000 distribution from the SERP Account. The balance of the SERP Account will be paid in a lump sum on May 30, 2008, and any subsequent balance will be paid on July 31, 2009.

If Mr. Harris dies before the entire benefit under the SERP Account has been paid to him, the amount remaining in the SERP Account will be distributed to his beneficiary in a lump-sum payment on the 90th day after the date of his death.

We have established a rabbi trust for the purpose of accumulating funds to satisfy the obligations incurred by us under the SERP, which amounted to $2,667,020 and $2,149,785 at December 31, 2007, and 2006, respectively, and is included in accounts payable and accrued liabilities. The restricted funds for the SERP Account totaled $2,667,020 and $2,149,785 at December 31, 2007, and 2006, respectively. Mr. Harris's rights to benefits pursuant to this SERP will be no greater than those of a general creditor of us.

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the year ended December 31, 2007, the Compensation Committee approved a 100 percent match which amounted to $176,873. The 401(k) Company match for the years ended December 31, 2006 and 2005 was $155,000 and $119,360, respectively.

Medical Benefit Retirement Plan

On June 30, 1994, we adopted a plan to provide medical and dental insurance for retirees, their spouses and dependents who, at the time of their retirement, have ten years of service with us and have attained 50 years of age or have attained 45 years of age and have 15 years of service with us. On February 10, 1997, we amended this plan to include employees who have seven full years of service and have attained 58 years of age. On November 3, 2005, we amended this plan to reverse the 1997 amendment for future retirees and to remove dependents other than spouses from the plan. The coverage is secondary to any government or subsequent employer provided health insurance plans. The annual premium cost to us with respect to the entitled retiree shall not exceed $12,000, subject to an index for inflation. On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Act") was signed into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Act, which went into effect January 1, 2006, provides a 28 percent subsidy for post-65 prescription drug benefits. Our liability assumes our plan is actuarially equivalent under the Act.

The stock options of retirees who qualify for the Medical Benefit Retirement Plan will remain exercisable (to the extent exercisable at the time of the optionee’s termination) post retirement, if such retiree executes a post-termination non-solicitation agreement in a form reasonably acceptable to the Company, until the expiration of its term.

The plan is unfunded and has no assets. The following disclosures about changes in the benefit obligation under our plan to provide medical and dental insurance for retirees are as of the measurement date of December 31:

	2007	2006

Accumulated Postretirement Benefit
Obligation at Beginning of Year	$696,827	$675,334

Service Cost	102,676	79,381

Interest Cost	33,935	33,786

Actuarial (Gain)/Loss	(196,248)	(84,879)

Benefits Paid	(8,445)	(6,795)

Accumulated Postretirement
Benefit Obligation at End of Year	$628,745	$696,827

In accounting for the plan, the assumption made for the discount rate was 6.55 percent and 5.75 percent for the years ended December 31, 2007, and 2006, respectively. The assumed health care cost trend rates in 2007 were 9 percent grading to 6 percent over three years for medical and 5 percent per year for dental. The assumed health care cost trend rates in 2006 were 9 percent grading to 6 percent over three years for medical and 3 percent per year for dental. The effect on disclosure information of a one percentage point change in the assumed health care cost trend rate for each future year is shown below.

	1% Decrease	Assumed	1% Increase
	in Rates	Rates	in Rates

Aggregated Service and Interest Cost	$105,317	$136,611	$179,692

Accumulated Postretirement Benefit Obligation	$606,717	$628,745	$883,758

The net periodic postretirement benefit cost for the year is determined as the sum of service cost for the year, interest on the accumulated postretirement benefit obligation and amortization of the transition obligation (asset) less previously accrued expenses over the average remaining service period of employees expected to receive plan benefits. The following is the net periodic postretirement benefit cost for the years ended December 31, 2007, 2006, and 2005:

	2007	2006	2005

Service Cost	$102,676	$79,381	$49,990

Interest Cost on Accumulated Postretirement
Benefit Obligation	33,935	33,786	32,573

Amortization of Transition Obligation	0	0	0

Amortization of Net (Gain)/Loss	(6,234)	0	0

Net Periodic Post Retirement Benefit Cost	$130,377	$113,167	$82,563

The Company estimates the following benefits to be paid in each of the following years:

2008	$ 18,489
2009	$ 23,639
2010	$ 25,584
2011	$ 20,213
2012	$ 21,663
2013 through 2017	$135,078

The contribution payable for 2008 is estimated to be $18,489.

On December 31, 2006, the Company adopted the recognition and disclosure provisions of SFAS No. 158. SFAS No. 158 required the Company to recognize the funded status of its retirement benefit plans in the December 31, 2006 statement of assets and liabilities with a corresponding adjustment to net assets. The adjustment to net assets at adoption of $61,527 represents the net unrecognized actuarial gains of $95,145 applicable to the healthcare benefit plan net of $33,618 of unrecognized actuarial losses applicable to the Executive Mandatory Retirement Benefit Plan. Such amounts previously were reflected as a net increase of the plan's funded status in the Company's statement of assets and liabilities pursuant to the provisions of SFAS Nos. 106 and 187. These amounts will be subsequently recognized as net periodic benefit cost pursuant to the Company's historical accounting policy for amortizing such amounts. Further, actuarial gains and losses that arise in subsequent periods and are not recognized as net periodic benefit cost in the same periods will be recognized as a component of net assets. Those amounts will be subsequently recognized as a component of net periodic benefit cost on the same basis as the amounts recognized at adoption of SFAS No. 158.

For the year ended December 31, 2007, net unrecognized actuarial gains, which resulted from the increase in the discount rate referred to above, increased by $190,014, which represents $196,248 of actuarial gains arising during the year, net of a $6,234 reclassification adjustment which reduced the net periodic benefit cost for the year.

Executive Mandatory Retirement Benefit Plan

On March 20, 2003, in order to begin planning for eventual management succession, the Board of Directors voted to establish the Executive Mandatory Retirement Benefit Plan for individuals who are employed by us in a bona fide executive or high policy-making position. The plan was amended and restated effective January 1, 2005, to comply with certain provisions of the Internal Revenue Code. There are currently four individuals that qualify under the plan: Charles E. Harris, the Chairman and Chief Executive Officer, Douglas W. Jamison, the President and Chief Operating Officer, Daniel B. Wolfe, the Chief Financial Officer, and Mel P. Melsheimer, the former President, Chief Operating Officer and Chief Financial Officer. Under this plan, mandatory retirement takes place effective December 31 of the year in which the eligible individuals attain the age of 65. On an annual basis beginning in the year in which the designated individual attains the age of 65, a committee of the Board consisting of non-interested directors may determine for our benefit to postpone the mandatory retirement date for that individual for one additional year.

Under applicable law prohibiting discrimination in employment on the basis of age, we can impose a mandatory retirement age of 65 for our executives or employees in high policy-making positions only if each employee subject to the mandatory retirement age is entitled to an immediate retirement benefit at retirement age of at least $44,000 per year. The benefits payable at retirement to Mr. Harris and Mr. Melsheimer under our existing 401(k) plan do not equal this threshold. The plan was established to provide the difference between the benefit required under the age discrimination laws and that provided under our existing plans. For individuals retiring after 2007, the benefit under the plan is paid to the qualifying individual in the form of a lump sum, and is paid six months and one day after the individual’s separation from service with the Company, pursuant to certain exceptions.

At December 31, 2007, and 2006, we had accrued $382,932 and $347,075, respectively, for benefits under this plan. At December 31, 2007, $235,630 was accrued for Mr. Melsheimer and $147,302 was accrued for Mr. Harris. Currently, there is no accrual for Mr. Jamison or Mr. Wolfe. This benefit will be unfunded, and the expense as it relates to Mr. Melsheimer and Mr. Harris is being amortized over the fiscal periods through the years ended December 31, 2004, and 2008, respectively. On December 31, 2004, Mr. Melsheimer retired pursuant to the Executive Mandatory Retirement Benefit Plan. His annual benefit under the plan is $22,915. Mr. Harris's projected mandatory benefit will be approximately $147,302 and paid as a lump sum six months and one day after his retirement.

NOTE 8. INCOME TAXES

We filed for the 1999 tax year to elect treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for the years 2000 through 2007. However, there can be no assurance that we will qualify as a RIC for 2008 or subsequent years.

In the case of a RIC, which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). We have received SEC Certification since 1999, including for 2006, but it is possible that we may not receive SEC Certification in future years.

In addition, under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, we must, among other things, distribute at least 90 percent of our investment company taxable income and may either distribute or retain our realized net capital gains on investments.

Provided that a proper election is made, a corporation taxable under Subchapter C of the Code or a C Corporation that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC (the "Inclusion Period") from sales of assets that were held by the corporation on the effective date of the RIC election ("C Corporation Assets"), to the extent of any gain built into the assets on such date ("Built-In Gain"). If the corporation fails to make a proper election, it is taxable on its Built-In Gain as of the effective date of its RIC election. We had Built-In Gains at the time of our qualification as a RIC and made the election to be taxed on any Built-In Gain realized during the Inclusion Period.

To the extent that we retain capital gains and declare a deemed dividend to shareholders, the dividend is taxable to the shareholders. We would pay tax on behalf of shareholders, at the corporate rate, on the distribution, and the shareholders would receive a tax credit equal to their proportionate share of the tax paid. We took advantage of this rule for 2005. Included in net realized income from investments for the year ended December 31, 2005, were net realized gains before taxes of $23,862,037, which consisted primarily of a net realized long term capital gain on the sale of our investment in NeuroMetrix, Inc., offset by realized net long term capital losses on the sales of Agile Materials & Technologies, Inc., Experion Systems, Inc., Nanotechnologies, Inc., and Optiva, Inc. We applied $140,751 of our capital loss carryforwards and $501,640 of our pre-1999 loss carryforwards on Built-In Gains to these gains.

In December 2005, we declared a deemed dividend on net taxable realized long-term capital gains of $23,206,763. The Company recorded a tax payable on its Consolidated Statements of Assets and Liabilities of $8,122,367 for taxes payable on behalf of its shareholders. This distribution of $8,122,367 was also recorded as an income tax expense on the Consolidated Statements of Operations for the year ended December 31, 2005. Shareholders of record at December 31, 2005, received a tax credit of $0.39131971 per share. The balance of $15,084,396 was retained by the Company. The Company paid $8,122,367 of taxes on behalf of its shareholders on January 30, 2006. At December 31, 2005, we had $1,514,967 accrued for federal and state income taxes payable upon filing of our 2005 tax returns.

For federal tax purposes, the Company’s 2004 through 2007 tax years remain open for examination by the tax authorities under the normal three year statute of limitations. Generally, for state tax purposes, the Company’s 2004 through 2007 tax years remain open for examination by the tax authorities under a four year statute of limitations.

For the twelve months ended December 31, 2007, we paid $74,454 in interest and penalties related to the federal income tax on Built-In Gains recognized in the Company's 2005 tax year, which is included in income tax expense. During 2007, we paid $10,290 in federal, state and local income taxes. At December 31, 2007, we had $0 accrued for federal, state and local taxes payable by the Company.

We pay federal, state and local taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is taxed as a C Corporation. For the years ended December 31, 2007, 2006, and 2005, our income tax expense (benefit) for Harris & Harris Enterprises, Inc., was $3,231, $9,475 and ($6,411), respectively.

For the years ended December 31, 2007, 2006, and 2005, the Company's income tax (benefit) expense was allocated as follows:

	2007	2006	2005

Investment operations	$0	$0	$0

Realized income on investments	87,975	(227,355)	1,530,881

Taxes paid on behalf of shareholders	0	0	8,122,367

Increase (decrease) in unrealized
appreciation on investments	0	(0)	(1,364,470)

Total income tax (benefit) expense	$87,975	$(227,355)	$8,288,778

The above tax expense consists of the following:

	2007	2006	2005

Current	$87,975	$(227,355)	$9,653,248
Deferred -- Federal	__0	0	(1,364,470)
Total income tax (benefit) expense	$87,975	$(227,355)	$8,288,778

Continued qualification as a RIC requires us to satisfy certain investment asset diversification requirements in future years. Our ability to satisfy those requirements may not be controllable by us. There can be no assurance that we will qualify as a RIC in subsequent years.

NOTE 9. COMMITMENTS & GUARANTEES

On April 17, 2003, we signed a seven-year sublease for office space at 111 West 57th Street in New York City. On December 17, 2004, we signed a sublease for additional office space at our current location. The subleases expire on April 29, 2010. Total rent expense for our office space in New York City was $178,167 in 2007, $174,625 in 2006 and $171,171 in 2005. Future minimum sublease payments in each of the following years are: 2008 -- $193,083; 2009 -- $197,700; and thereafter, for the remaining term -- $65,969.

In the ordinary course of business, we indemnify our officers and directors, subject to certain regulatory limitations, for loss or liability related to their service on behalf of the Company, including serving on the Boards of Directors or as officers of portfolio companies. At December 31, 2007, and 2006, we believe our estimated exposure is minimal, and accordingly we have no liability recorded.

NOTE 10. CAPITAL TRANSACTIONS

On November 29, 2006, we filed a registration statement with the SEC on Form N-2 to register 4,000,000 shares of our common stock. On December 11, 2006, and on April 23, 2007, we filed amended registration statements with the SEC. On May 11, 2007, the SEC declared the registration statement effective. The common stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

On June 25, 2007, we completed the sale of 1,300,000 shares of our common stock for gross proceeds of $14,027,000; net proceeds of this offering, after placement agent fees and offering costs of $1,033,832, were $12,993,168.

NOTE 11. CHANGE IN NET ASSETS PER SHARE

The following table sets forth the computation of basic and diluted per share net increases in net assets resulting from operations for the twelve months ended December 31, 2007, 2006, and 2005.

	2007	2006	2005
Numerator for (decrease) increase in net assets per share	$(6,716,445)	$(11,773,112)	$6,716,376
Denominator for basic and diluted weighted average shares	22,393,030	20,759,547	18,471,770
Basic and diluted net (decrease) increase in net assets per share resulting from operations	$(0.30)	$(0.57)	$0.36

NOTE 12. SUBSEQUENT EVENTS

On January 16, 2008, we made a $736,019 follow-on investment that has not yet been announced in a privately held tiny technology portfolio company.

On January 31, 2008, we made a $377,580 follow-on investment that has not yet been announced in a privately held tiny technology portfolio company.

On February 1, 2008, we made a $25,000 follow-on investment that has not yet been announced in a privately held tiny technology portfolio company.

On February 8, 2008, we made a $244,500 new investment in PolyRemedy, Inc.

On February 21, 2008, we made a $1,052,174 follow-on investment that has not yet been announced in a privately held tiny technology portfolio company.

On February 25, 2008, we made a $1,000,001 follow-on investment that has not yet been announced in a privately held tiny technology portfolio company.

On March 7, 2008, we made a $2,000,000 follow-on investment that has not yet been announced in a privately held tiny technology portfolio company.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	2007

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$652,498	$637,701	$743,414	$672,023

Net operating loss	$(2,667,118)	$(2,891,667)	$(3,117,595)	$(3,151,163)

Net increase (decrease) in net
assets resulting from operations	$(6,390,160)	$(4,093,644)	$604,237	$3,163,122

Net (decrease) increase in net
assets resulting from operations
per average outstanding share	$(0.30)	$(0.19)	$0.03	$0.16

	2006

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Total investment income	$804,862	$785,265	$719,619	$719,015

Net operating loss	$(767,743)	$(693,887)	$(2,988,790)	$(3,162,515)

Net increase (decrease) in net
assets resulting from operations	$(1,653,990)	$(1,282,997)	$(2,588,092)	$(6,248,033)

Net (decrease) increase in net
assets resulting from operations
per average outstanding share	$(0.08)	$(0.06)	$(0.12)	$(0.31)

HARRIS & HARRIS GROUP, INC. FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended
	December 31, 2007	December 31, 2006	December 31, 2005

Per Share Operating Performance

Net asset value per share, beginning of year	$5.42	$5.68	$4.33

Net operating (loss) income*	(0.53)	(0.37)	(0.30)
Net realized income on investments*	0.00	0.01	0.77
Net increase (decrease) in unrealized
appreciation (depreciation) as a
result of sales*	0.00	0.00	(1.18)
Net increase (decrease) in unrealized
appreciation (depreciation) on
investments held*	0.23	(0.21)	1.07
Total from investment operations*	(0.30)	(0.57)	0.36

Net increase as a result of stock-
based compensation expense*	0.36	0.24	0.00
Net increase as a result of proceeds
from exercise of options	0.19	0.07	0.00
Net increase as a result of stock
offering	0.26	0.00	0.99
Total increase from capital
stock transactions	0.81	0.31	0.99

Net asset value per share, end of year	$5.93	$5.42	$5.68

Stock price per share, end of year	$8.79	$12.09	$13.90

Total return based on stock price	(27.3)%	(13.0)%	(15.1)%

Supplemental Data:

Net assets, end of year	$138,363,344	$113,930,303	$117,987,742

Ratio of expenses to average net assets	11.6%	9.2%	7.5%

Ratio of net operating loss to average net assets	(9.5)%	(6.6)%	(5.8)%

Cash dividends paid per share	$0.00	$0.00	$0.00

Taxes payable on behalf of shareholders
on the deemed dividend per share	$0.00	$0.00	$0.39

Number of shares outstanding, end of year	23,314,573	21,015,017	20,756,345

*Based on average shares outstanding.

The accompanying notes are an integral part of this schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

ASSETS

	March 31, 2008	December 31, 2007
	(Unaudited)

Investments, in portfolio securities at value
(cost: $84,013,804 and $82,677,528, respectively)	$83,097,863	$78,110,384
Investments, in U.S. Treasury obligations at value
(cost: $52,346,992 and $59,552,933, respectively)	53,589,100	60,193,593
Cash and cash equivalents	210,154	330,009
Restricted funds	2,520,310	2,667,020
Receivable from portfolio company	0	524
Interest receivable	497,488	647,337
Prepaid expenses	412,589	488,667
Other assets	445,135	455,798
Total assets	$140,772,639	$142,893,332

LIABILITIES & NET ASSETS

Accounts payable and accrued liabilities	$4,218,484	$4,515,463
Deferred rent	12,866	14,525
Total liabilities	4,231,350	4,529,988

Net assets	$136,541,289	$138,363,344

Net assets are comprised of:
Preferred stock, $0.10 par value,
2,000,000 shares authorized; none issued	$0	$0
Common stock, $0.01 par value, 45,000,000 shares authorized at
3/31/08 and 12/31/07; 25,143,313 issued at
3/31/08 and 12/31/07	251,434	251,434
Additional paid in capital (Note 5)	162,394,671	160,927,691
Accumulated net realized loss	(23,025,452)	(15,483,766)
Accumulated unrealized appreciation (depreciation)
of investments	326,167	(3,926,484)
Treasury stock, at cost (1,828,740 shares at 3/31/08 and
12/31/07)	(3,405,531)	(3,405,531)

Net assets	$136,541,289	$138,363,344

Shares outstanding	23,314,573	23,314,573

Net asset value per outstanding share	$5.86	$5.93

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007

Investment income:
Interest from:
Fixed income securities	$576,302	$652,498
Total investment income	576,302	652,498

Expenses:
Salaries, benefits and stock-based compensation (Note 5)	2,433,295	2,534,766
Administration and operations	301,855	380,865
Professional fees	138,232	182,195
Rent	57,854	59,507
Directors' fees and expenses	105,146	141,196
Depreciation	13,985	15,313
Custodian fees	6,553	5,774
Total expenses	3,056,920	3,319,616

Net operating loss	(2,480,618)	(2,667,118)

Net realized loss from investments:
Realized (loss) from investments	(5,014,870)	(674)
Income tax expense (Note 6)	46,198	84,905
Net realized (loss) from investments	(5,061,068)	(85,579)

Net decrease (increase) in unrealized
depreciation on investments:
Change as a result of investment sales	5,014,653	0
Change on investments held	(762,002)	(3,637,463)
Change in unrealized depreciation on investments	4,252,651	(3,637,463)
Net decrease (increase) in unrealized
depreciation on investments	4,252,651	(3,637,463)

Net decrease in net assets resulting from operations:
Total	$(3,289,035)	$(6,390,160)

Per average basic and diluted outstanding share	$(0.14)	$(0.30)

Average outstanding shares	23,314,573	21,277,576

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Three Months Ended	Three Months Ended
	March 31, 2008	March 31, 2007

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(3,289,035)	$(6,390,160)
Adjustments to reconcile net decrease in net assets
resulting from operations to net cash used in
operating activities:
Net realized and unrealized loss on investments	762,219	3,638,137
Depreciation and amortization	(454,332)	(65,730)
Stock-based compensation expense	1,466,980	1,690,181

Changes in assets and liabilities:
Restricted funds	146,710	(108,880)
Receivable from portfolio company	524	0
Interest receivable	149,849	61,997
Receivable from broker	0	819,905
Prepaid expenses	76,078	(416,635)
Other assets	(2,492)	(10,191)
Accounts payable and accrued liabilities	(296,978)	(209,292)
Accrued profit sharing	0	(261,661)
Deferred rent	(1,659)	(1,700)
Current income tax liability	541	80,795

Net cash used in operating activities	(1,441,595)	(1,173,234)

Cash flows from investing activities:
Purchase of short-term investments and marketable securities	(21,230,754)	(10,952,109)
Sale of short-term investments and marketable securities	28,883,642	12,165,656
Investment in private placements and loans	(6,435,274)	(4,857,357)
Proceeds from sale of investments	105,714	0
Purchase of fixed assets	(1,588)	(270)

Net cash provided by (used in) investing activities	1,321,740	(3,644,080)

Cash flows from financing activities:
Proceeds from stock option exercises (Note 5)	0	3,295,978

Net cash provided by financing activities	0	3,295,978

Net decrease in cash and cash equivalents:
Cash and cash equivalents at beginning of the period	330,009	2,071,788
Cash and cash equivalents at end of the period	210,154	550,452

Net decrease in cash and cash equivalents	$(119,855)	$(1,521,336)

Supplemental disclosures of cash flow information:
Income taxes paid	$45,657	$10,252

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Three Months Ended	Year Ended
	March 31, 2008	December 31, 2007
	(Unaudited)

Changes in net assets from operations:

Net operating loss	$(2,480,618)	$(11,827,543)
Net realized (loss) gain on investments	(5,061,068)	30,162
Net decrease in unrealized
depreciation on investments sold	5,014,653	0
Net (increase) decrease in unrealized
depreciation on investments held	(762,002)	5,080,936

Net decrease in net assets resulting
from operations	(3,289,035)	(6,716,445)

Changes in net assets from capital
stock transactions:

Issuance of common stock upon the
exercise of stock options	0	9,996
Issuance of common stock on offering	0	13,000
Additional paid-in capital on common
stock issued	0	23,075,683
Stock-based compensation expense	1,466,980	8,050,807

Net increase in net assets resulting from
capital stock transactions	1,466,980	31,149,486

Net (decrease) increase in net assets	(1,822,055)	24,433,041

Net assets:

Beginning of the period	138,363,344	113,930,303

End of the period	$136,541,289	$138,363,344

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) - 15.64% of net assets at value

Private Placement Portfolio (Illiquid) - 15.64% of net assets at value

BioVex Group, Inc. (4)(5)(6)(7) -- Developing novel biologics for treatment of cancer and infectious disease
Series E Convertible Preferred Stock	(M)	2,799,552	$2,500,000

Exponential Business Development Company (4)(5) -- Venture
capital partnership focused on early stage companies
Limited Partnership Interest	(M)	1	2,219

Molecular Imprints, Inc. (4)(5) -- Manufacturing nanoimprint lithography capital equipment
Series B Convertible Preferred Stock	(M)	1,333,333	2,000,000
Series C Convertible Preferred Stock	(M)	1,250,000	2,399,875
Warrants at $2.00 expiring 12/31/11	( I )	125,000	100,125
			4,500,000

Nanosys, Inc. (4)(5)(6) -- Developing zero and one-dimensional inorganic nanometer-scale materials and devices
Series C Convertible Preferred Stock	(M)	803,428	2,370,113
Series D Convertible Preferred Stock	(M)	1,016,950	3,000,003
			5,370,116

Nantero, Inc. (4)(5)(6) -- Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(M)	345,070	1,046,908
Series B Convertible Preferred Stock	(M)	207,051	628,172
Series C Convertible Preferred Stock	(M)	188,315	571,329
			2,246,409

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Unaffiliated Companies (2)(3) - 15.64% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) - 15.64% of net assets at value (cont.)

NeoPhotonics Corporation (4)(5) -- Developing and manufacturing optical devices and components
Common Stock	(M)	716,195	$133,141
Series 1 Convertible Preferred Stock	(M)	1,831,256	1,831,256
Series 2 Convertible Preferred Stock	(M)	741,898	741,898
Series 3 Convertible Preferred Stock	(M)	2,750,000	2,750,000
Warrants at $0.15 expiring 01/26/10	( I )	16,364	1,571
Warrants at $0.15 expiring 12/05/10	( I )	14,063	1,350
			5,459,216

Polatis, Inc. (4)(5)(6)(8) -- Developing MEMS-based optical
networking components
Series A-1 Convertible Preferred Stock	(M)	16,775	0
Series A-2 Convertible Preferred Stock	(M)	71,611	132,653
Series A-4 Convertible Preferred Stock	(M)	4,774	8,768
Series A-5 Convertible Preferred Stock	(M)	16,438	135,105
			276,526

PolyRemedy, Inc. (4)(5)(6)(9) --Developing a robotic
manufacturing platform for wound treatment patches
Series B-1 Convertible Preferred Stock	(M)	287,647	244,500

Starfire Systems, Inc. (4)(5)(6) -- Producing ceramic-forming polymers
Common Stock	(M)	375,000	150,000
Series A-1 Convertible Preferred Stock	(M)	600,000	600,000
			750,000

Total Unaffiliated Private Placement Portfolio (cost: $21,679,892)			$21,348,986

Total Investments in Unaffiliated Companies (cost: $21,679,892)			$21,348,986

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) - 42.01% of net assets at value

Private Placement Portfolio (Illiquid) - 42.01% of net assets at value

Adesto Technologies Corporation (4)(5)(6) -- Developing
semiconductor-related products enabled at the nanoscale
Series A Convertible Preferred Stock	(M)	6,547,619	$2,200,000

Ancora Pharmaceuticals, Inc. (4)(5)(6) -- Developing synthetic carbohydrates for pharmaceutical applications
Series B Convertible Preferred Stock	(M)	909,091	639,062
Warrants at $1.06 expiring 05/01/08	( I )	754,717	8,302
			647,364
BridgeLux, Inc. (4)(5)(11) -- Manufacturing high-power light emitting diodes
Series B Convertible Preferred Stock	(M)	1,861,504	2,792,256
Series C Convertible Preferred Stock	(M)	2,130,699	3,196,050
Series D Convertible Preferred Stock	(M)	666,667	1,000,001
Warrants at $0.7136 expiring 02/02/17	( I )	98,340	137,971
Warrants at $0.7136 expiring 04/26/17	( I )	65,560	92,374
			7,218,652
Cambrios Technologies Corporation (4)(5)(6) -- Developing
nanowire-enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(M)	1,294,025	1,294,025
Series C Convertible Preferred Stock	(M)	1,300,000	1,300,000
			2,594,025
CFX Battery, Inc. (4)(5)(6)(12) -- Developing batteries using nanostructured materials
Series A Convertible Preferred Stock	(M)	1,208,262	946,528

Crystal IS, Inc. (4)(5)(6) -- Developing single-crystal
aluminum nitride substrates for optoelectronic devices
Series A Convertible Preferred Stock	(M)	391,571	305,425
Series A-1 Convertible Preferred Stock	(M)	1,300,376	1,014,294
Warrants at $0.78 expiring 05/05/13	( I )	15,231	9,352
Warrants at $0.78 expiring 05/12/13	( I )	2,350	1,445
Warrants at $0.78 expiring 08/08/13	( I )	4,396	2,739
			1,333,255
CSwitch Corporation (4)(5)(6)(13) -- Developing next-generation, system-
on-a-chip solutions for communications-based platforms
Series A-1 Convertible Preferred Stock	(M)	6,863,118	3,431,559
Unsecured Convertible Bridge Note (including interest)	(M)	$529,852	552,149
			3,983,708
D-Wave Systems, Inc. (4)(5)(6)(14) -- Developing high-
performance quantum computing systems
Series B Convertible Preferred Stock	(M)	2,000,000	2,160,584
Series C Convertible Preferred Stock	(M)	678,264	732,724
			2,893,308
The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) - 42.01% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) - 42.01% of net assets at value (cont.)

Ensemble Discovery Corporation (4)(5)(6) -- Developing DNA
Programmed Chemistry for the discovery of new classes of
therapeutics and bioassays
Series B Convertible Preferred Stock	(M)	1,449,275	$2,000,000

Innovalight, Inc. (4)(5)(6) -- Developing solar power
products enabled by silicon-based nanomaterials
Series B Convertible Preferred Stock	(M)	16,666,666	5,718,216
Series C Convertible Preferred Stock	(M)	5,810,577	1,993,568
			7,711,784
Kereos, Inc. (4)(5)(6) -- Developing emulsion-based imaging
agents and targeted therapeutics to image and treat cancer
and cardiovascular disease
Series B Convertible Preferred Stock	(M)	545,456	120,850

Kovio, Inc. (4)(5)(6) -- Developing semiconductor products
using printed electronics and thin-film technologies
Series C Convertible Preferred Stock	(M)	2,500,000	3,125,000
Series D Convertible Preferred Stock	(M)	800,000	1,000,000
			4,125,000
Mersana Therapeutics, Inc. (4)(5)(6)(15) -- Developing advanced polymers for drug delivery
Series A Convertible Preferred Stock	(M)	68,451	136,902
Series B Convertible Preferred Stock	(M)	866,500	1,733,000
Warrants at $2.00 expiring 10/21/10	( I )	91,625	112,974
			1,982,876
Metabolon, Inc. (4)(5)(6) -- Discovering biomarkers through
the use of metabolomics
Series B Convertible Preferred Stock	(M)	2,173,913	1,765,535
Series B-1 Convertible Preferred Stock	(M)	869,565	706,214
Warrants at $1.15 expiring 3/25/15	( I )	434,783	293,786
			2,765,535
NanoGram Corporation (4)(5)(6) -- Developing a broad suite of intellectual property utilizing nanoscale materials
Series I Convertible Preferred Stock	(M)	63,210	124,524
Series II Convertible Preferred Stock	(M)	1,250,904	2,464,281
Series III Convertible Preferred Stock	(M)	1,242,144	2,447,024
Series IV Convertible Preferred Stock	(M)	432,179	851,393
			5,887,222
Nanomix, Inc. (4)(5)(6) -- Producing nanoelectronic sensors that integrate carbon nanotube electronics with silicon microstructures
Series C Convertible Preferred Stock	(M)	977,917	330,228
Series D Convertible Preferred Stock	(M)	6,802,397	680,240
			1,010,468

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Non-Controlled Affiliated Companies (2)(10) - 42.01% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) - 42.01% of net assets at value (cont.)

Nextreme Thermal Solutions, Inc. (4)(5)(6) -- Developing thin-film thermoelectric devices for cooling and energy conversion
Series A Convertible Preferred Stock	(M)	1,750,000	$1,750,000
Unsecured Convertible Bridge Note	(M)	$377,580	377,580
			2,127,580
Questech Corporation (4)(5) -- Manufacturing and marketing
proprietary metal and stone decorative tiles
Common Stock	(M)	655,454	129,717
Warrants at $1.50 expiring 11/19/08	( I )	5,000	5
Warrants at $1.50 expiring 11/19/09	( I )	5,000	95
			129,817
Siluria Technologies, Inc. (4)(5)(6) -- Developing next-generation nanomaterials
Series S-2 Convertible Preferred Stock	(M)	482,218	160,723

Solazyme, Inc. (4)(5)(6) -- Developing algal biodiesel, industrial chemicals and special ingredients based on synthetic biology
Series A Convertible Preferred Stock	(M)	988,204	997,691
Series B Convertible Preferred Stock	(M)	495,246	500,000
Unsecured Convertible Bridge Note (including interest)	(M)	$2,000,000	2,009,534
			3,507,225

Xradia, Inc. (4)(5) -- Designing, manufacturing and selling ultra-high resolution 3D x-ray microscopes and fluorescence imaging systems
Series D Convertible Preferred Stock	(M)	3,121,099	4,000,000

Zia Laser, Inc. (4)(5)(16) -- Developed quantum dot semiconductor lasers
Series C Convertible Preferred Stock	(M)	1,500,000	21,330

Total Non-Controlled Private Placement Portfolio (cost: $55,371,901)			$57,367,250

Total Investments in Non-Controlled Affiliated Companies (cost: $55,371,901)			$57,367,250

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

	Method of	Shares/
	Valuation (1)	Principal	Value

Investments in Controlled Affiliated Companies (2)(17) - 3.21% of net assets at value

Private Placement Portfolio (Illiquid) - 3.21% of net assets at value

Evolved Nanomaterial Sciences, Inc. (4)(5)(18) -- Developed
nanoscale-enhanced approaches for the resolution of
chiral molecules
Series A Convertible Preferred Stock	(M)	5,870,021	$0

Phoenix Molecular Corporation (4)(5)(6) -- Developing technology to enable the separation of difficult-to-separate materials.
Common Stock	(M)	1,000	10
Unsecured Convertible Bridge Note (including interest)	(M)	$75,000	77,001
			77,011
SiOnyx, Inc. (4)(5)(6) -- Developing silicon-based optoelectronic products enabled by its proprietary "Black Silicon"
Series A Convertible Preferred Stock	(M)	233,499	135,686
Series A-1 Convertible Preferred Stock	(M)	2,966,667	1,723,930
Series A-2 Convertible Preferred Stock	(M)	4,207,537	2,445,000
			4,304,616

Total Controlled Private Placement Portfolio (cost: $6,962,011)			$4,381,627

Total Investments in Controlled Affiliated Companies (cost: $6,962,011)			$4,381,627

Total Private Placement Portfolio (cost: $84,013,804)			$83,097,863

U.S. Government and Agency Securities - 39.25% of net assets at value

U.S. Treasury Bill -- due date 04/17/08	(M)	$3,050,000	$3,048,384
U.S. Treasury Notes -- due date 05/15/08, coupon 3.75%	(M)	9,000,000	9,026,010
U.S. Treasury Notes -- due date 09/15/08, coupon 3.125%	(M)	5,000,000	5,039,850
U.S. Treasury Notes -- due date 01/15/09, coupon 3.25%	(M)	3,000,000	3,041,490
U.S. Treasury Notes -- due date 02/15/09, coupon 4.50%	(M)	5,100,000	5,228,316
U.S. Treasury Notes -- due date 04/15/09, coupon 3.125%	(M)	3,000,000	3,050,160
U.S. Treasury Notes -- due date 07/15/09, coupon 3.625%	(M)	3,000,000	3,079,440
U.S. Treasury Notes -- due date 10/15/09, coupon 3.375%	(M)	3,000,000	3,081,330
U.S. Treasury Notes -- due date 01/15/10, coupon 3.625%	(M)	3,000,000	3,105,690
U.S. Treasury Notes -- due date 04/15/10, coupon 4.00%	(M)	3,000,000	3,142,020
U.S. Treasury Notes -- due date 07/15/10, coupon 3.875%	(M)	3,000,000	3,155,160
U.S. Treasury Notes -- due date 10/15/10, coupon 4.25%	(M)	2,000,000	2,130,000
U.S. Treasury Notes -- due date 10/31/12, coupon 3.875%	(M)	2,000,000	2,126,100
U.S. Treasury Notes -- due date 02/15/13, coupon 3.875%	(M)	5,000,000	5,335,150

Total Investments in U.S. Government and Agency Securities (cost: $52,346,992)			$53,589,100

Total Investments (cost: $136,360,796)			$136,686,963

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

Notes to Consolidated Schedule of Investments

(1)	See Footnote to Consolidated Schedule of Investments on page F-51 for a description of the Valuation Procedures.

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one or more seats on the portfolio company’s Board of Directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated companies is $21,679,892. The gross unrealized appreciation based on the tax cost for these securities is $1,732,194. The gross unrealized depreciation based on the tax cost for these securities is $2,063,100.

(4)	Legal restrictions on sale of investment.

(5)	Represents a non-income producing security. Equity investments that have not paid dividends within the last 12 months are considered to be non-income producing.

(6)
These investments are development stage companies. A development stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.

(7)
With our purchase of Series E Convertible Preferred Stock of BioVex, we received a warrant to purchase a number of shares of common stock of BioVex as determined by dividing 624,999.99 by the price per share at which the common stock is offered and sold to the public in connection with the initial public offering.  The ability to exercise this warrant is therefore contingent on BioVex completing successfully an initial public offering before the expiration date of the warrant on September 27, 2012. The exercise price of this warrant shall be 110 percent of the initial public offering price.

(8)	Continuum Photonics, Inc., merged with Polatis, Ltd., to form Polatis, Inc.

(9)	Initial investment was made during 2008.

(10)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated companies is $55,371,901. The gross unrealized appreciation based on the tax cost for these securities is $10,844,376. The gross unrealized depreciation based on the tax cost for these securities is $8,849,027.

(11)	BridgeLux, Inc., was previously named eLite Optoelectronics, Inc.

(12)  On February 28, 2008, Lifco, Inc., merged with CFX Battery, Inc. The surviving entity is CFX Battery, Inc.

(13)
With our investment in a secured convertible bridge note issued by CSwitch, we received a warrant to purchase a number of shares of the class of stock sold in the next financing of CSwitch equal to $529,322, the principal of the note, divided by the lowest price per share of the class of stock sold in the next financing of CSwitch.  The ability to exercise this warrant is therefore contingent on CSwitch completing successfully a subsequent round of financing.  The warrant will expire five years from the date of the close of the next round of financing.  The cost basis of this warrant is $529.

(14)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems, Inc., through D-Wave USA, a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. See "Note 3. Summary of Significant Accounting Policies."

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2008 (Unaudited)

(15)	Mersana Therapeutics, Inc., was previously named Nanopharma Corp.

(16)	On November 30, 2006, the assets of Zia Laser, Inc., were acquired by Innolume Inc.

(17)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $6,962,011. The gross unrealized appreciation based on the tax cost for these securities is $219,616. The gross unrealized depreciation based on the tax cost for these securities is $2,800,000.

(18)	On September 30, 2007, Evolved Nanomaterial Sciences, Inc., filed for Chapter 7 bankruptcy.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC. FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

VALUATION PROCEDURES

I.    Determination of Net Asset Value

The 1940 Act requires periodic valuation of each investment in the portfolio of the Company to determine its net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

The Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring that the investments of the Company are valued within the prescribed guidelines.

The Valuation Committee, comprised of all of the independent Board members, is responsible for reviewing and approving the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

II.    Approaches to Determining Fair Value

Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," ("SFAS No. 157") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).

The main approaches to measuring fair value utilized are the market approach and the income approach.

•
Market Approach (M): The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. For example, the market approach often uses market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range each appropriate multiple falls requires judgment considering factors specific to the measurement (qualitative and quantitative).

•
Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

SFAS No. 157 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

•
Level 2: Quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability.

•	Level 3: Unobservable inputs for the asset or liability.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

III.    Investment Categories

The Company’s investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Investments in intellectual property, patents, research and development in technology or product development;
•	Long-term fixed-income securities;
•	Short-term fixed-income securities; and
•	All other securities.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of these five broad categories as follows:

A.    EQUITY-RELATED SECURITIES

Equity-related securities, including warrants, are fair valued using the market or income approaches. The following factors may be considered when the market approach is used to fair value these types of securities:

•	Readily available public market quotations;

•	The cost of the Company’s investment;

•	Transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation;

•	The financial condition and operating results of the company;

•	The long-term potential of the business and technology of the company;

•	The values of similar securities issued by companies in similar businesses;

•	Multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive;

•	The proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and

•	The rights and preferences of the class of securities we own as compared to other classes of securities the portfolio company has issued.

When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

B.  INVESTMENTS IN INTELLECTUAL PROPERTY, PATENTS, RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

Such investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including:

•	The cost of the Company’s investment;
•	Investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties;
•	The results of research and development;
•	Product development progress;
•	Commercial prospects;
•	Term of patent;
•	Projected markets; and
•	Other subjective factors.

C.	LONG-TERM FIXED-INCOME SECURITIES

1. Readily Marketable: Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.

2. Not Readily Marketable: Long-term fixed-income securities for which market quotations are not readily available are fair valued using the market approach. The factors that may be considered when valuing these types of securities by the market approach include:

•	Credit quality;
•	Interest rate analysis;
•	Quotations from broker-dealers;
•	Prices from independent pricing services that the Board believes are reasonably reliable; and
•	Reasonable price discovery procedures and data from other sources.

D.  SHORT-TERM FIXED-INCOME SECURITIES

Short-term fixed-income securities are valued using the market approach in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

E.	ALL OTHER SECURITIES

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed in Section II. They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1. THE COMPANY

Harris & Harris Group, Inc. (the "Company," "us," "our" and "we"), is a venture capital company operating as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). We operate as an internally managed company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

We elected to become a BDC on July 26, 1995, after receiving the necessary shareholder approvals. From September 30, 1992, until the election of BDC status, we operated as a closed-end, non-diversified investment company under the 1940 Act. Upon commencement of operations as an investment company, we revalued all of our assets and liabilities in accordance with the 1940 Act. Prior to September 30, 1992, we were registered and filed under the reporting requirements of the Securities Exchange Act of 1934 (the "1934 Act") as an operating company and, while an operating company, operated directly and through subsidiaries.

Harris & Harris Enterprises, Inc.,SM is a 100 percent wholly owned subsidiary of the Company. Harris & Harris Enterprises, Inc., is a partner in Harris Partners I, L.P.,SM and is taxed under Subchapter C of the Code (a “C Corporation”). Harris Partners I, L.P, is a limited partnership and is used to hold certain interests in portfolio companies. The partners of Harris Partners I, L.P., are Harris & Harris Enterprises, Inc., (sole general partner) and Harris & Harris Group, Inc., (sole limited partner). Harris & Harris Enterprises, Inc., pays taxes on any non-passive investment income generated by Harris Partners I, L.P. For the period ended March 31, 2008, there was no non-passive investment income. The Company consolidates the results of its subsidiaries for financial reporting purposes.

NOTE 2. INTERIM FINANCIAL STATEMENTS

Our interim financial statements have been prepared in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X and in conformity with generally accepted accounting principles applicable to interim financial information. Accordingly, they do not include all information and disclosures necessary for a presentation of our financial position, results of operations and cash flows in conformity with generally accepted accounting principles in the United States of America. In the opinion of management, these financial statements reflect all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of our financial position, results of operations and cash flows for such periods. The results of operations for any interim period are not necessarily indicative of the results for the full year. These financial statements should be read in conjunction with the financial statements and notes thereto contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for investment companies and include the accounts of the Company and its wholly owned subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities as of March 31, 2008, and December 31, 2007, and the reported amounts of revenues and expenses for the three months ended March 31, 2008, and 2007. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of certain of our investments.

Cash and Cash Equivalents. Cash and cash equivalents includes demand deposits and money market instruments with maturities of less than three months. Cash and cash equivalents are carried at cost which approximates value.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. (See "Valuation Procedures" in the "Footnote to Consolidated Schedule of Investments.") At March 31, 2008, our financial statements include private venture capital investments valued at $83,097,863, the fair values of which were determined in good faith by, or under the direction, of the Board of Directors. Upon sale of investments, the values that are ultimately realized may be different from what is presently estimated. The difference could be material. Effective January 1, 2008, the Company adopted SFAS No. 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The adoption of SFAS No. 157 did not have a material impact on the fair value measurements of the Company's investments.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. For the three months ended March 31, 2008, included in the net decrease in unrealized depreciation on investments was an $80,903 loss resulting from foreign currency translation.

Securities Transactions. Securities transactions are accounted for on the date the securities are purchased or sold (trade date).

Interest Income Recognition. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis. The Company ceases accruing interest when securities are determined to be non-income producing and writes off any previously accrued interest.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Stock-Based Compensation. The Company has a stock-based employee compensation plan. The Company accounts for the plan in accordance with the provisions of Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," ("SFAS No. 123(R)"). See “Note 5. Stock-Based Compensation” for further discussion.

Income Taxes. As we intend to qualify as a RIC under Subchapter M of the Internal Revenue Code, the Company does not provide for income taxes. Our taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," and FIN 48, "Accounting for Uncertainty in Income Taxes." The Company recognizes interest and penalties in income tax expense.

We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is a C corporation. See “Note 6. Income Taxes."

Restricted Funds. The Company maintains a rabbi trust for the purposes of accumulating funds to satisfy the obligations incurred by us for the Supplemental Executive Retirement Plan ("SERP") under the employment agreement with Charles E. Harris.

Property and Equipment. Property and equipment are included in "Other Assets" and are carried at cost, less accumulated depreciation of $350,333. Depreciation is provided using the straight-line method over the estimated useful lives of the premises and equipment.

Concentration of Credit Risk. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

NOTE 4. FAIR VALUE MEASUREMENTS

At March 31, 2008, our financial assets were categorized as follows in the fair value hierarchy for SFAS No. 157 purposes:

Fair Value Measurement at Reporting Date Using:

Description	March 31, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
U.S. Government Securities	$53,589,100	$53,589,100	$0	$0
Portfolio Companies	$83,097,863	$0	$0	$83,097,863
Total	$136,686,963	$53,589,100	$0	$83,097,863

The Company recognized no gain or loss at January 1, 2008 as a result of the adoption of SFAS No. 157. The following chart shows the components of change in the financial assets categorized as Level 3, for the three months ended March 31, 2008.

Fair Value Measurements Using Significant
Unobservable Inputs (Level 3)

Portfolio Companies

Beginning Balance, January 1, 2008	$78,110,384

Total realized losses included in changes in net assets	(5,014,653)
Total unrealized gains included in changes in net assets	3,651,203
Purchases and interest on bridge notes	6,456,643
Disposals	(105,714)
Ending Balance, March 31, 2008	$83,097,863

The amount of total losses for the period
included in changes in net assets attributable to the
change in unrealized gains or losses relating to
assets still held at the reporting date	$1,363,452

NOTE 5. STOCK-BASED COMPENSATION

On March 23, 2006, the Board of Directors of the Company voted to terminate the Employee Profit-Sharing Plan and to establish the Stock Plan, subject to shareholder approval. This proposal was approved at the May 4, 2006, Annual Meeting of Shareholders. The Stock Plan provides for the grant of equity-based awards of stock options to our officers, employees and directors (subject to receipt of an exemptive order described below) and restricted stock (subject to receipt of an exemptive order described below) to our officers and employees who are selected by our Compensation Committee for participation in the plan and subject to compliance with the 1940 Act.

On July 11, 2006, the Company filed an application with the SEC regarding certain provisions of the Stock Plan, and on June 29, 2007, the Company responded to comments from the SEC on the application. In the event that the SEC provides the exemptive relief requested by the application, and we receive any additional stockholder approval required by the SEC, the Compensation Committee may, in the future, authorize awards of stock options under the Stock Plan to non-employee directors of the Company and authorize grants of restricted stock to employees.

A maximum of 20 percent of our total shares of our common stock issued and outstanding are available for awards under the Stock Plan. Under the Stock Plan, no more than 25 percent of the shares of stock reserved for the grant of the awards under the Stock Plan may be restricted stock awards at any time during the term of the Stock Plan. If any shares of restricted stock are awarded, such awards will reduce on a percentage basis the total number of shares of stock for which options may be awarded. If the Company does not receive exemptive relief from the SEC to issue restricted stock, all shares granted under the Stock Plan may be subject to stock options. No more than 1,000,000 shares of our common stock may be made subject to awards under the Stock Plan to any individual in any year.

On March 19, 2008, the Compensation Committee of the Board of Directors and the full Board of Directors of the Company approved a new grant of individual Non-Qualified Stock Option ("NQSO") awards for certain officers and employees of the Company. The terms and conditions of the stock options granted were set forth in award agreements between the Company and each award recipient entered into on that date. Options to purchase a total of 348,032 shares of stock were granted with vesting periods ranging from March 2009 to March 2012 and with an exercise price of $6.18, which was the closing volume weighted average price of our shares of common stock on March 19, 2008. Upon exercise, the shares would be issued from our previously authorized but unissued shares.

The Company accounts for the Stock Plan in accordance with the provisions of SFAS No. 123(R), which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee stock options, and record these amounts as an expense in the Statement of Operations over the vesting period with a corresponding increase to our additional paid-in capital. At March 31, 2008 and December 31, 2007, the increase to our operating expenses was offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value. Additionally, the Company does not record the tax benefits associated with the expensing of stock options, because the Company currently intends to qualify as a RIC under Subchapter M of the Code.

An option's expected term is the estimated period between the grant date and the exercise date of the option. As the expected term period increases, the fair value of the option and the non-cash compensation cost will also increase. The expected term assumption is generally calculated using historical stock option exercise data. The Company does not have historical exercise data to develop such an assumption. In cases where companies do not have historical data and where the options meet certain criteria, SEC Staff Accounting Bulletin 107 ("SAB 107") provides the use of a simplified expected term calculation. Accordingly, the Company calculated the expected terms using the SAB 107 simplified method.

Expected volatility is the measure of how the stock's price is expected to fluctuate over a period of time. An increase in the expected volatility assumption yields a higher fair value of the stock option. Expected volatility factors for the stock options were based on the historical fluctuations in the Company’s stock price over a period commensurate with the expected term of the option, adjusted for stock splits and dividends.

The expected dividend yield assumption is traditionally calculated based on a company's historical dividend yield. An increase to the expected dividend yield results in a decrease in the fair value of option and resulting compensation cost. Although the Company has declared deemed dividends in previous years, most recently in 2005, the amounts and timing of any future dividends cannot be reasonably estimated. Therefore, for purposes of calculating fair value, the Company has assumed an expected dividend yield of 0 percent.

The risk-free interest rate assumptions are based on the annual yield on the measurement date of a zero-coupon U.S. Treasury bond the maturity of which equals the option’s expected term. Higher assumed interest rates yield higher fair values.

The amount of non-cash, stock-based compensation expense recognized in the Consolidated Statements of Operations is based on the fair value of the awards the Company expects to vest, recognized over the vesting period on a straight-line basis for each award, and adjusted for actual forfeitures that occur before vesting. The forfeiture rate is estimated at the time of grant and revised, if necessary, in subsequent periods if the actual forfeiture rate differs from the estimated rate and is accounted for in the current period and prospectively.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes-Merton option pricing model as permitted by SFAS No. 123(R). The assumptions used in the calculation of fair value of the stock options granted on March 19, 2008, using the Black-Scholes-Merton model for the contract term was as follows:

							Weighted
							Average
		Number	Expected	Expected	Expected	Risk-free	Fair
		of Options	Term	Volatility	Dividend	Interest	Value
Type of Award	Term	Granted	in Yrs	Factor	Yield	Rates	Per Share

Non-qualified stock options	9.78 Years	348,032	6.14	57.1%	0%	2.62%	$3.45

Total		348,032					$3.45

For the three months ended March 31, 2008, the Company recognized $1,466,980 of compensation expense in the Consolidated Statements of Operations. As of March 31, 2008, there was approximately $7,852,320 of unrecognized compensation cost related to unvested stock option awards. This cost is expected to be recognized over a weighted-average period of approximately 1.9 years.

For the three months ended March 31, 2008, no stock options were exercised.

For the three months ended March 31, 2008, the calculation of the net decrease in net assets resulting from operations per share excludes the stock options because such options were anti-dilutive. The options may be dilutive in future periods in which there is a net increase in net assets resulting from operations, in the event that there is a significant increase in the average stock price in the stock market or in the event of significant decreases in the amount of unrecognized compensation cost.

A summary of the changes in outstanding stock options is as follows:

				Weighted
		Weighted	Weighted	Average
		Average	Average	Remaining	Aggregate
		Exercise	Grant Date	Contractual	Intrinsic
	Shares	Price	Fair Value	Term (Yrs)	Value

Options Outstanding at January 1, 2008	3,967,744	$ 10.54	$ 4.77
Granted	348,032	$ 6.18	$ 3.45	9.75
Exercised	0	$0	$0
Forfeited or Expired	- .
Options Outstanding at March 31, 2008	4,315,776	$ 10.19	$ 4.67	4.77	$330,630
Options Exercisable at March 31, 2008	1,717,125	$ 10.43	$ 4.45	3.93	$0
Options Exercisable and Expected to be Exercisable at March 31, 2008	4,233,180	$ 10.19	$ 4.61	4.70	$330,630

The aggregate intrinsic value in the table above with respect to options outstanding, exercisable and expected to be exercisable, is calculated as the difference between the Company's closing stock price of $7.13 on the last trading day of the first quarter of 2008 and the exercise price, multiplied by the number of in-the-money options. This represents the total pre-tax intrinsic value that would have been received by the option holders had all options been fully vested and all option holders exercised their awards on March 31, 2008.

Unless earlier terminated by our Board of Directors, the Stock Plan will expire on May 4, 2016. The expiration of the Stock Plan will not by itself adversely affect the rights of plan participants under awards that are outstanding at the time the Stock Plan expires. Our Board of Directors may terminate, modify or suspend the plan at any time, provided that no modification of the plan will be effective unless and until any required shareholder approval has been obtained. The Compensation Committee may terminate, modify or amend any outstanding award under the Stock Plan at any time, provided that in such event, the award holder may exercise any vested options prior to such termination of the Stock Plan or award.

NOTE 6. INCOME TAXES

We filed for the 1999 tax year to elect treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and qualified for the same treatment for the years 2000 through 2007. However, there can be no assurance that we will qualify as a RIC for 2008 or subsequent years.

In the case of a RIC which furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment. This exception is available only to registered management investment companies which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). We have received SEC Certification since 1999, including for 2006, but it is possible that we may not receive SEC Certification in future years.

In addition, under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, we must, among other things, distribute at least 90 percent of our investment company taxable income and may either distribute or retain our realized net capital gains on investments.

Provided that a proper election is made, a corporation taxable under Subchapter C of the Code or a C Corporation that elects to qualify as a RIC continues to be taxable as a C Corporation on any gains realized within 10 years of its qualification as a RIC (the "Inclusion Period") from sales of assets that were held by the corporation on the effective date of the RIC election ("C Corporation Assets"), to the extent of any gain built into the assets on such date ("Built-In Gain"). If the corporation fails to make a proper election, it is taxable on its Built-In Gain as of the effective date of its RIC election. We had Built-In Gains at the time of our qualification as a RIC and made the election to be taxed on any Built-In Gain realized during the Inclusion Period.

For federal tax purposes, the Company’s 2004 through 2007 tax years remain open for examination by the tax authorities under the normal three year statute of limitations. Generally, for state tax purposes, the Company’s 2003 through 2007 tax years remain open for examination by the tax authorities under a four year statute of limitations.

During the first quarter of 2008, we paid $15,798 in federal, state and local income taxes. At March 31, 2008, we had $0 accrued for federal, state and local taxes payable by the Company.

We pay federal, state and local taxes on behalf of our wholly owned subsidiary, Harris & Harris Enterprises, Inc., which is taxed as a C Corporation. For the three months ended March 31, 2008, and 2007, our income tax expense (benefit) for Harris & Harris Enterprises, Inc., was $30,400 and $0, respectively.

Continued qualification as a RIC requires us to satisfy certain investment asset diversification requirements in future years. Our ability to satisfy those requirements may not be controllable by us. There can be no assurance that we will qualify as a RIC in subsequent years.

NOTE 7. CAPITAL TRANSACTIONS

On June 25, 2007, we completed the sale of 1,300,000 shares of our common stock for gross proceeds of $14,027,000; net proceeds of this offering, after placement agent fees and offering costs of $1,033,832, were $12,993,168.

On April 4, 2008, we filed a Post-Effective Amendment to our registration statement with the SEC on Form N-2 to update our existing shelf registration statement and register an additional 1,300,000 shares of our common stock. After the effective date, the common stock may be sold at prices and on terms to be set forth in one or more supplements to the prospectus from time to time.

NOTE 8. CHANGE IN NET ASSETS PER SHARE

The following table sets forth the computation of basic and diluted per share net increases in net assets resulting from operations for the three months ended March 31, 2008, and March 31, 2007.
	For the Three Months Ended March 31
	2008	2007

Numerator for decrease in net assets per share	$(3,289,035)	$(6,390,160)

Denominator for basic and diluted weighted average shares	23,314,573	21,277,576

Basic and diluted net decrease in net assets per share resulting from operations	$(0.14)	$(0.30)

NOTE 9. SUBSEQUENT EVENTS

On May 1, 2008, we exercised our warrants to purchase shares of Ancora Pharmaceuticals, Inc., for $800,000.

On May 6, 2008, we made a $2,000,000 new investment in a privately held tiny technology portfolio company.

HARRIS & HARRIS GROUP, INC. FINANCIAL HIGHLIGHTS (Unaudited)

	Three Months Ended March 31
	2008	2007
Per Share Operating Performance

Net asset value per share, beginning of period	$5.93	$5.42

Net operating loss*	(0.11)	(0.13)

Net realized loss on investments*	(0.22)	0

Net decrease in unrealized
depreciation as a result of sales*	0.22	0

Net increase in unrealized
depreciation on investments held*	(0.03)	(0.17)

Total from investment operations*	(0.14)	(.30)

Net increase as a result of stock-based
compensation expense	0.07	0.08

Net increase as a result of proceeds from exercise
of options	0.00	0.07

Total increase from capital stock transactions	0.07	0.15

Net asset value per share, end of period	$5.86	$5.27

Stock price per share, end of period	$7.13	$12.92

Total return based on stock price (1)	(18.89)%	6.87%

Supplemental Data:

Net assets, end of period	$136,541,289	$112,526,302

Ratio of expenses to average net assets (1)	2.2%	2.9%

Ratio of net operating loss to average net assets (1)	(1.8)%	(2.4)%

Cash dividends paid per share	$0	$0

Tax payable on behalf of shareholders on
the deemed dividend per share	$0	$0

Number of shares outstanding, end of period	23,314,573	21,341,029

*Based on Average Shares Outstanding.
(1) Not Annualized

The accompanying notes are an integral part of this schedule.

HARRIS & HARRIS GROUP, INC.

2,700,000 Shares

Common Stock

The date of the Prospectus is May 29, 2008

__________________

This Prospectus constitutes a part of a registration statement on Form N-2 (together with all the exhibits and the appendix thereto, the "Registration Statement") filed by us with the SEC under the Securities Act. This Prospectus does not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to us and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of the material terms of such documents.

No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus. If given or made, any information or representation must not be relied upon as having been authorized by us. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful.